This Term Sheet, taken together with the Preliminary Prospectus dated May
11, 1998 (the "Preliminary Prospectus"), pursuant to Rule 434 under the Securities Act of 1933, as amended, shall be deemed to constitute the final prospectus for purposes of Section 10(a) of such Act with respect to the shares of Auction Term Preferred Stock Series D of The New America High Income Fund, Inc. offered hereby. Capitalized terms in this Term Sheet which are not defined herein will have the meaning defined in the Preliminary Prospectus.

TERM SHEET
----------
Used pursuant to Rule 434 under the Securities Act of 1933, as amended (Supplement to Preliminary Prospectus dated May 11, 1998)



                                  $60,000,000

                     The New America High Income Fund, Inc.
                      Auction Term Preferred Stock ("ATP")
                             2,400 Shares, Series D
                      Liquidation Value--$25,000 Per Share
                                ---------------
Terms of the Offering

     The information appearing in the cover page of the Preliminary Prospectus is supplemented and restated as follows:

================================================================================
                         Price to                          Proceeds to
                         Public(1)      Sales Load(2)       Fund(1)(3)
--------------------------------------------------------------------------------
Per Share .........   $    25,000       $ 212.50          $ 24,787.50
Total .............   $60,000,000       $510,000          $59,490,000
================================================================================


(1)  Plus accumulated dividends, if any, from the Date of Original Issue.

(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933. See "Underwriting."

(3)  Before deducting offering expenses payable by the Fund, estimated at
     $210,000.
                                ---------------

     The shares of ATP are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. It is expected that the one certificate for the ATP will be delivered to the nominee of The Depository Trust Company on or about May 20, 1998.
                                ---------------

     The figures in the table above under the headings "Sales Load" and "Proceeds to Fund" modify the related figures in the Preliminary Prospectus under "Capitalization and Information Regarding Senior Securities" in the second column opposite the captions "Capital in excess of par", "NET ASSETS", "Net assets attributable to Common Stock outstanding" and "Net asset value per share of Common Stock outstanding"; under "Use of Proceeds"; and under "Description of ATP--Asset Maintenance".

                                ---------------

     The information appearing in the first two paragraphs on page 2 of the Preliminary Prospectus is supplemented as follows:

     Dividends on shares of ATP Series D will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter, commencing June 23, 1998. The initial Dividend Period for the shares of ATP Series D will be 34 days. Dividend Periods after the initial Dividend Period for shares of ATP Series D shall be either Standard Term Periods or, subject to certain conditions and with notice to the holders of shares, periods longer or shorter than 28 days and having such durations as the Board of Directors shall specify. The initial Auction Date will be June 22, 1998. The dividend rate for the initial Dividend Period for the shares of ATP Series D issued pursuant to the Offering will be 5.63% per annum.


     The paragraph above also supplements information under "Description of ATP--Dividends and Dividend Periods" and "Auction Procedures--Dividend Rates and Auction Dates" in the Preliminary Prospectus.

                                 ---------------
                               Merrill Lynch & Co.
                                 ---------------

                  The date of this Term Sheet is May 15, 1998.

Underwriting


     The text of the second paragraph under "Underwriting" in the Preliminary Prospectus is supplemented and restated as follows:

     The Underwriter has advised the Fund that it proposes initially to offer the shares of ATP to the public at the public offering price set forth on the cover page of the Prospectus and to certain dealers at such price less a concession not in excess of $125.00 per share. The Underwriter may allow, and such dealers may reallow, a discount not in excess of $31.25 per share on sale to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The sales load of $212.50 per share is equal to .85% of the initial public offering price. Investors must pay for any shares of ATP purchased in the initial public offering on or before May 20, 1998.

                                ---------------

     This Term Sheet also supplements the Preliminary Statement of Additional Information dated May 11, 1998.

                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MAY 11, 1998


PROSPECTUS
----------

                                  $60,000,000
                     The New America High Income Fund, Inc.
                      Auction Term Preferred Stock ("ATP")
                             2,400 Shares, Series D
                      Liquidation Value--$25,000 Per Share

                               ---------------

     The New America High Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure. The Board of Directors of the Fund appoints the Fund's investment adviser annually. Currently, Wellington Management Company, LLP (the "Investment Adviser" or "Wellington Management") serves as the investment adviser for the Fund. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities (commonly referred to as "junk bonds"). The Fund invests primarily in "high yield" fixed income securities rated in the lower categories by established rating agencies and non-rated securities deemed by the Investment Adviser to be of comparable quality. Such securities have predominantly speculative characteristics and involve greater volatility of price and risk to principal and income than securities in higher rating categories. See "Risk Factors and Special Considerations."


     The Fund's address is 33 Broad Street, Boston, Massachusetts 02109 and its telephone number is (617) 263-6400. This Prospectus sets forth concisely the information regarding the Fund that a prospective investor should know before investing. Prospective investors should carefully review the information set forth in this Prospectus and should retain this Prospectus for future
reference. A Statement of Additional Information dated May   , 1998 containing
additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page 29 of this Prospectus, may be obtained without charge by contacting the Fund at the address or phone number set forth above.  (Text continued on the following page.)



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE

================================================================================

                         Price to                          Proceeds to
                         Public(1)      Sales Load(2)      Fund(1)(3)
--------------------------------------------------------------------------------
 Per Share .........  $    25,000      $                 $
--------------------------------------------------------------------------------
 Total .............  $60,000,000      $                 $

================================================================================

(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933. See "Underwriting."
(3) Before deducting offering expenses payable by the Fund, estimated at
    $210,000.
                                ---------------
     The shares of ATP are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. It is expected that the one certificate for the ATP will be
delivered to the nominee of The Depository Trust Company on or about May   ,
1998.
                                ---------------
                              Merrill Lynch & Co.
                               ---------------
                  The date of this Prospectus is May   , 1998.


[red herring]
Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

     The Fund currently has issued and Outstanding 2,400 shares of Auction Term Preferred Stock Series A, 1,600 shares of Auction Term Preferred Stock Series B, and 2,000 shares of Auction Term Preferred Stock Series C. The Fund is initially offering 2,400 shares of ATP Series D at a price per share of $25,000 (the "Offering").


     The dividend rate for the initial Dividend Period for the shares of ATP
Series D issued pursuant to the Offering will be     % per annum. For each
Dividend Period following the initial Dividend Period, the dividend rate on shares of ATP Series D will be the Applicable Rate for such series in effect from time to time as determined, except as described herein, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of such Dividend Period, as set forth herein. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate then in effect.


     Dividends on shares of ATP Series D will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment
Date thereafter, commencing June   , 1998. The initial Dividend Period for the
shares of ATP Series D will be    days. Dividend Periods after the initial
Dividend Period for shares of ATP Series D shall be either Standard Term Periods or, subject to certain conditions and with notice to the holders of shares, periods longer or shorter than 28 days and having such durations as the Board of Directors shall specify (each, an "Alternate Term Period"). The
initial Auction Date will be June   , 1998.


     Subject to compliance with certain conditions, shares of ATP Series D may be redeemed, in whole or in part, at the option of the Fund at a redemption price per share equal to their Liquidation Value per share, plus accumulated and unpaid dividends thereon to the date fixed for redemption plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers. The ATP will, subject to certain conditions, be subject to mandatory redemption, in whole or in part, if the Fund does not maintain the "aaa"/AAA Credit Rating for the ATP or if the Fund, on any Valuation Date or the last Business Day of any month, shall fail to meet the ATP Basic Maintenance Amount or the 1940 Act ATP Asset Coverage, respectively, and in any such case such failure is not cured on a timely basis as specified herein. It is a condition of the Underwriter's obligation to purchase the ATP Series D that the ATP Series D be rated "aaa" by Moody's and AAA by Fitch as of the Date of Original Issue. See "Description of ATP--Ratings."


     Certain capitalized terms not otherwise defined in this Prospectus have the meanings provided in the Glossary included as part of this Prospectus.

                             FINANCIAL HIGHLIGHTS


     The following data with respect to a share of Common Stock of the Fund outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report thereto included with the Fund's audited financial statements herein and should be read in conjunction with the audited financial statements and related notes included therein.



Financial Highlights

                                              For the Years Ended December 31,
                              -----------------------------------------------------------------
                                 1997(d)       1996         1995        1994(c)        1993
                              ------------ ------------ ------------ ------------- ------------
Net Asset Value:             (For Each Share of Common Stock Outstanding Throughout the Period)
 Beginning of period             $4.94        $4.71        $4.13         $5.15        $4.32
                              ---------     --------     --------       --------    --------
Net Investment Income .......      .70#         .69          .67           .72#         .59
Net Realized and
 Unrealized Gain (Loss)
 on Investments and
 Forward Foreign
 Currency Contracts .........      .25#         .22          .62          (.82)#        .89
                              ---------     --------     --------    -----------    --------
Total From Investment
 Operations .................      .95          .91         1.29          (.10 )       1.48
Distributions:
 Dividends from net investment income:
  To preferred stockholders
   (including net swap
   settlement receipts/
   payments) ................     (.16)        (.16)        (.17)         (.17)        (.05)
  To common
   stockholders .............     (.53)        (.52)        (.50)         (.53)        (.53)
 Dividends in excess of net investment income:
  To common
   stockholders .............     (.01)          --         (.04)           --         (.07)
 Returns of capital:
  To common
   stockholders .............       --           --           --            --           --
                              ---------     --------     --------    -----------    --------
 Total Distributions ........     (.70)        (.68)        (.71)         (.70)        (.65)
                              ---------     --------     --------    -----------    --------
Effect of rights offering
 and related expenses;
 and Auction Term
 Preferred Stock offering
 costs and sales load .......     (.16)          --           --          (.22)          --
                              ---------     --------     --------    -----------    --------
Net Asset Value:
 End of period ..............    $5.03        $4.94        $4.71         $4.13        $5.15
Per Share Market Value:
 End of period ..............    $5.63        $5.13        $4.75         $4.00        $5.13
Total Investment Return+.....    21.97%       19.89%       33.50%       (11.88)%      40.08%
Net Assets, End of Period,
 Applicable to Common
 Stock(b) ................... $243,625     $176,408     $164,823      $141,590     $130,673
Net Assets, End of Period,
 Applicable to Preferred
 Stock(b) ................... $150,000     $100,000     $100,000      $100,000      $35,000
Total Net Assets, End of
 Period(b) .................. $393,625     $276,408     $264,823      $241,590     $165,673





                                                                                        Period From
                                                                                     February 26, 1988
                                        For the Years Ended December 31,               (Commencement
                              -----------------------------------------------------  of Operations) to
                                 1992(a)       1991          1990          1989      December 31, 1988
                              ------------ ------------ ------------- ------------- ------------------
Net Asset Value:
 Beginning of period             $3.79        $3.42          $6.23         $8.60           $9.25
                               --------     -------       --------      --------         -------
Net Investment Income .......      .57          .65            .92          1.54            1.42
Net Realized and
 Unrealized Gain (Loss)
 on Investments and
 Forward Foreign
 Currency Contracts .........      .57          .38          (2.82)        (2.26)           (.66)
                               --------     -------       --------      --------         --------
Total From Investment
 Operations .................     1.14         1.03          (1.90)         (.72)            .76
Distributions:
 Dividends from net
investment income:
  To preferred stockholders
   (including net swap
   settlement receipts/
   payments) ................     (.06)        (.10)          (.16)         (.30)           (.23)
  To common
   stockholders .............     (.55)        (.56)          (.75)        (1.25)          (1.18)
 Dividends in excess of net
investment income:
  To common
   stockholders .............       --           --             --            --              --
 Returns of capital:
  To common
   stockholders .............       --           --             --          (.10)             --
                               --------     --------      --------      --------         --------
 Total Distributions ........     (.61)        (.66)          (.91)        (1.65)          (1.41)
                               --------     --------      --------      --------         --------
Effect of rights offering
 and related expenses;
 and Auction Term
 Preferred Stock offering
 costs and sales load .......       --           --             --            --              --
                               --------     --------      --------      --------         --------
Net Asset Value:
 End of period ..............    $4.32        $3.79          $3.42         $6.23           $8.60
Per Share Market Value:
 End of period ..............    $4.13        $3.63          $2.50         $5.88          $10.00
Total Investment Return+.....    29.70%       70.77%        (47.94)%      (30.04)%         13.28%
Net Assets, End of Period,
 Applicable to Common
 Stock(b) ................... $107,897      $93,227        $83,813      $152,156        $202,363
Net Assets, End of Period,
 Applicable to Preferred
 Stock(b) ...................  $35,000      $35,000        $35,000       $58,500         $79,000
Total Net Assets, End of
 Period(b) .................. $142,897     $128,227       $118,813      $210,656        $281,363

Expense Ratios
 Ratio of interest
  expense to average
  net assets** ..............     --           --        --     .01%        1.42%
 Ratio of preferred and
  other debt expenses
  to average net
  assets** ..................    .08%         .10%      .11%    .13%         .40%
 Ratio of operating
  expenses to average
  net assets** ..............    .58%         .73%      .84%    .75%        1.56%
 Ratio of litigation
  settlement expense to
  average net assets**.......     --           --       .49%     --           --
                              -------       -----     -----   -----        -----
Ratio of Total Expenses to
 Average Net Assets** .......    .66%         .83%     1.44%    .89%        3.38%
                              =======       =====     =====   =====        =====
Ratio of Net Investment
 Income to Average Net
 Assets** ...................   8.75%        9.05%     8.90%   9.06%        9.21%
Portfolio Turnover Rate ..... 108.84%       53.45%    62.66%  58.56%       85.76%



Expense Ratios
 Ratio of interest
  expense to average
  net assets** ..............     2.95%      3.25%      4.17%      3.56%       3.29%*
 Ratio of preferred and
  other debt expenses
  to average net
  assets** ..................      .65%       .78%       .62%       .24%        .23%*
 Ratio of operating
  expenses to average
  net assets** ..............     1.22%      1.19%      1.10%       .69%        .70%*
 Ratio of litigation
  settlement expense to
  average net assets**.......       --         --         --         --          --
                                ------     ------      -----      -----      ------
Ratio of Total Expenses to
 Average Net Assets** .......     4.82%      5.22%      5.89%      4.49%       4.22%*
                                ======     ======      =====      =====      ======
Ratio of Net Investment
 Income to Average Net
 Assets** ...................    10.09%     12.62%     14.50%     14.48%      13.56%*
Portfolio Turnover Rate .....   129.86%    121.15%     49.98%     65.39%     149.00%*

----------
(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP as the Fund's investment adviser, the Fund was advised by Ostrander Capital Management, L.P.
(b) Dollars in thousands.
(c) The Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.
(d) The Fund issued Series C ATP on May 6, 1997 and the per share data and ratios for the year ended December 31, 1997 reflect this transaction.
 *  Annualized.
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the Common Stock and preferred stock relative to the average net assets of both the common and preferred stockholders. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
 # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994 and March 1997 rights offerings.
 + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

          CAPITALIZATION AND INFORMATION REGARDING SENIOR SECURITIES


Capitalization


     The following table of unaudited financial information sets forth the total assets and liabilities of the Fund and the net assets of the Fund, as of March 31, 1998 and as adjusted to give effect to the issuance of all of the shares of ATP Series D.



                                                                                        Actual         As Adjusted
                                                                                    --------------   --------------
                                                                                            (in thousands)
 Total Assets ...................................................................   $487,702          $ 546,982
 Total Liabilities Including Liquidation Value of Auction Term Preferred Stock ..   (155,978)          (215,978)
                                                                                    ---------         ---------
 Net Assets Attributable to Common Stock Outstanding ............................   $331,724          $ 331,004
                                                                                    =========         =========
NET ASSETS REPRESENTS:
Preferred Stock, 1,000,000 shares authorized ....................................
 Auction Term Preferred Stock Series A, $1.00 par value, liquidation preference
   $25,000 per share, 2,400 shares authorized, 2,400 shares issued and
   outstanding ..................................................................   $ 60,000          $  60,000
 Auction Term Preferred Stock Series B, $1.00 par value, liquidation preference
   $25,000 per share, 1,600 shares authorized, 1,600 shares issued and
   outstanding ..................................................................   $ 40,000          $  40,000
 Auction Term Preferred Stock Series C, $1.00 par value, liquidation preference
   $25,000 per share, 2,000 shares authorized, 2,000 shares issued and
   outstanding as adjusted ......................................................   $ 50,000          $  50,000
 Auction Term Preferred Stock Series D, $1.00 par value, liquidation preference
   $25,000 per share, 2,400 shares authorized, 0 shares issued and outstanding,
   2,400 shares issued and outstanding as adjusted ..............................   $     --          $  60,000
Common Stock
 Common Stock, $.01 par value, 200,000,000 shares authorized, 64,967,074
   shares issued and outstanding ................................................   $    650          $     650
 Capital in excess of par value .................................................    404,518            403,798
 Accumulated net realized loss from security transactions .......................    (78,294)           (78,294)
 Net unrealized appreciation on investments .....................................      1,826              1,826
 Accumulated undistributed net investment income ................................      3,024              3,024
                                                                                    ---------         ---------
NET ASSETS ......................................................................   $481,724          $ 541,004
  Less liquidation value of Auction Term Preferred Stock ........................   (150,000)          (210,000)
                                                                                    ---------         ---------
 Net assets attributable to Common Stock outstanding ............................   $331,724          $ 331,004
                                                                                    =========         =========
 Net asset value per share of Common Stock ......................................   $   5.11          $    5.09
                                                                                    =========         =========

Senior Securities


     The following table shows certain information regarding each class of senior security of the Fund as of the dates indicated. In connection with its initial public offering in February 1988, the Fund issued senior securities consisting of $105 million aggregate principal amount of 9% Senior Extendible Notes ("Notes") and $79 million (aggregate liquidation preference) of Taxable Auction Rate Preferred Stock ("TARPS"), the dividends on which were set in monthly auctions with reference to short term interest rates. The Fund repurchased substantial amounts of these securities during the severe decline in the high yield securities market which occurred in 1989-1990 and by December 31, 1991 had $45.5 million aggregate principal amount of Notes and $35 million (aggregate liquidation preference) of TARPS outstanding. See "The Fund." The Notes were refinanced in January 1993 with the proceeds of a credit facility from BankBoston, N.A. (the "Credit Facility") in the aggregate principal amount of $45.5 million. The Credit Facility was repaid and the outstanding TARPS were redeemed in January 1994 with the proceeds from an offering of two series of newly authorized Auction Term Preferred Stock having an aggregate liquidation preference of $150 million plus accumulated and unpaid dividends. See "Description of ATP," "The Fund" and "Financial Statements." In May 1997, an additional series of newly authorized Auction Term Preferred Stock having an aggregate liquidation preference of $50 million plus accumulated and unpaid dividends was issued.



                                                  As of December 31,
                            ---------------------------------------------------------------
                                  1997            1996            1995            1994
                            --------------- --------------- --------------- ---------------
Total Amount Outstanding
 Notes ....................  $          --   $          --   $          --   $          --
 Preferred Stock ..........    150,000,000     100,000,000     100,000,000     100,000,000
 Short-Term Loan ..........             --              --              --              --
Asset Coverage
 Per $1,000 of
  Note (1) ................  $          --   $          --   $          --   $          --
 Per Preferred Stock
  Share (2) ...............         65,604          69,102          66,206          60,398
 Per $1,000 of
  Short-Term
  Loan (1) ................  $          --              --              --              --
Involuntary Liquidation
 Preference
  Preferred Stock
   Share(3) ...............  $      25,000   $      25,000   $      25,000   $      25,000
Approximate Market Value
 Per Note .................  $          --   $          --   $          --   $          --
 Per Preferred
  Stock Share(3) ..........         25,000          25,000          25,000          25,000
 Per $1,000 of
  Short-Term Loan .........  $          --              --              --              --



                                                                As of December 31,
                            ------------------------------------------------------------------------------------------
                                 1993           1992           1991           1990           1989            1988
                            -------------- -------------- -------------- -------------- -------------- ---------------
Total Amount Outstanding
 Notes ....................  $         --   $45,490,000    $45,490,000    $47,990,000    $96,100,000    $105,000,000
 Preferred Stock ..........    35,000,000    35,000,000     35,000,000     35,000,000     58,500,000      79,000,000
 Short-Term Loan ..........    45,000,000            --             --             --             --              --
Asset Coverage
 Per $1,000 of
  Note (1) ................            --   $     4,141    $     3,819    $     3,476    $     3,192    $      3,680
 Per Preferred Stock
  Share (2) ...............       473,351       408,277        366,363        339,466        360,096         356,156
 Per $1,000 of
  Short-Term
  Loan (1) ................         4,682            --             --             --             --              --
Involuntary Liquidation
 Preference
  Preferred Stock
   Share(3) ...............  $    100,000   $   100,000    $   100,000    $   100,000    $   100,000    $    100,000
Approximate Market Value
 Per Note .................  $         --   $     1,000    $     1,000    $     1,000    $     1,000    $      1,000
 Per Preferred
  Stock Share(3) ..........       100,000       100,000        100,000        100,000        100,000         100,000
 Per $1,000 of
  Short-Term Loan .........         1,000            --             --             --             --              --

------------
(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the number of notes outstanding.

(2) Calculated by subtracting the Fund's total liabilities (including senior securities constituting debt but not including Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(3) Plus accumulated and unpaid dividends.

                             PORTFOLIO COMPOSITION
                                  (Unaudited)


     As of December 31, 1997, the Fund's portfolio included 156 holdings issued by 139 different issuers (consolidated by affiliated companies) having an average yield to maturity of 9.45%. The weighted average maturity of the portfolio at this date was approximately 7.50 years.


     The dollar weighted average of Moody's ratings of all bonds held by the Fund during the year ended December 31, 1997, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the year ended December 31, 1997 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future. See the Statement of Additional Information hereto for a description of the ratings system used by Moody's.


Moody's                           Percentage
Rating                           of Portfolio
------                           ------------
  Baa .......................         0.68%
  Ba ........................        17.37%
  B .........................        76.69%
  Caa .......................         1.55%
  Ca ........................         0.00%
  C .........................         0.32%
  NR ........................         3.39%
                                    ------
      Total .................       100.00%

                                   THE FUND


     The New America High Income Fund, Inc. is a diversified, closed-end management investment company with a leveraged capital structure organized as a corporation under the laws of Maryland. The Board of Directors of the Fund appoints the Fund's investment adviser annually. Currently, Wellington Management Company, LLP serves as the Fund's investment adviser. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." The Fund invests primarily in "high yield" fixed-income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated "BB" or lower by S&P or "Ba" or lower by Moody's, and, subject to applicable rating agency guidelines (see "Rating Agency Guidelines"), non-rated securities deemed by the Investment Adviser to be of comparable quality. See "Investment Objective and Policies" and "The Investment Adviser." No assurance can be given that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations." The fixed-income securities in which the Fund invests are regarded by the rating agencies, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk.


     On February 10, 1998, the Fund issued to the holders of its Common Stock, $.01 par value per share, transferrable rights to purchase additional shares of Common Stock (the "Rights Offering"). As a result of the Rights Offering, 16,241,851 shares of Common Stock were issued on March 25, 1998, resulting in gross proceeds to the Fund of $76,661,537. As of March 31, 1998, the Fund had total assets of $481,724,318 and total net assets applicable to Common Stock (aggregate assets less senior securities and Fund liabilities) of $331,724,318. After giving effect to such issuance of Common Stock, the Fund's capital structure included 64,967,074 shares of Common Stock, 2,400 shares of ATP Series A, 1,600 shares of ATP Series B and 2,000 shares of ATP Series C. The Fund has entered into three interest payment swap arrangements (the "Swap Arrangements") with BankBoston, N.A. ("BankBoston"). Pursuant to each of the Swap Arrangements the Fund makes payments to BankBoston on a monthly basis at fixed annual rates. In exchange for such payments BankBoston makes payments to the Fund on a monthly basis at a variable rate determined with reference to the level of short-term interest rates from time to time. The effect of the Swap Arrangement is to hedge the Fund's dividend payment obligations with respect to $95 million of the ATP, 63% of the ATP outstanding as of March 31, 1998. See "Investment Objective and Policies" and "Description of Capital ATP--Dividends and Dividend Periods." After giving effect to the issuance of ATP Series D provided for hereunder, the swap arrangement will hedge the Fund's dividend obligations with respect to 45% of the ATP then outstanding. The Fund makes dividend payments to the holders of the ATP based on the results of periodic Auctions without regard to the swap. In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its swap arrangements. The timing and amount of any such adjustment will depend upon market conditions.


     The Fund is registered under the 1940 Act and was organized as a corporation under the laws of the State of Maryland on November 19, 1987. The Fund's address is 33 Broad Street, Boston, Massachusetts 02109, and its telephone number is (617) 263-6400. The Investment Adviser's address is 75 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 951-5000.


                                USE OF PROCEEDS


     The net proceeds from the sale of the shares of ATP Series D offered hereby are estimated to be approximately $59,280,000 (after deducting sales load and estimated offering expenses of approximately $720,000). The Fund anticipates that investment of such net proceeds in accordance with the Fund's investment objective and policies will take up to eight weeks from their receipt by the Fund, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government securities (which include obligations of the United States Government and its agencies and instrumentalities) and other high-quality short-term money market instruments.

                              DESCRIPTION OF ATP


General


     The following is a brief description of the terms of the ATP. This description does not purport to be complete and is subject to qualification in its entirety by reference to the Articles which establish and fix the rights and preferences of the shares of ATP Series D. A form of the Articles, including a form of the Articles Supplementary establishing the ATP Series D, is filed as an exhibit to the Registration Statement of which this Prospectus is a part and may be inspected and copies thereof may be obtained as described under "Available Information."


     Pursuant to the Articles, the Fund is authorized to issue 1,000,000 shares of Preferred Stock in one or more series. The Fund has previously issued 2,400 shares of ATP Series A, 1,600 shares of ATP Series B and 2,000 shares of ATP Series C. The Fund is offering an additional 2,400 shares of ATP Series D at a price per share of $25,000 in the Offering.


     The Liquidation Value is currently $25,000 with respect to the ATP Series A, Series B, Series C and Series D.


Dividends and Dividend Periods


     With respect to shares of ATP Series D, the initial Applicable Rate and the first Auction Date for the initial Dividend Period will be as set forth on the inside cover page of this Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of ATP--Dividends" in the Statement of Additional Information.


     The initial Dividend Period for the ATP Series D shall be    days.
Dividend Periods after the initial Dividend Period shall be either Standard Term Periods or, subject to certain conditions and with notice to holders, periods longer or shorter than 28 days and having such duration as the Board of Directors shall specify (each, an "Alternate Term Period").


     An Alternate Term Period will not be effective unless Sufficient Clearing Orders exist at the Auction in respect of such Alternate Term Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Orders do not exist at any Auction in respect of an Alternate Term Period, the Dividend Period commencing on the Business Day succeeding such Auction will be a Standard Term Period and the holders of the shares of the affected series will be required to continue to hold such shares for such Standard Term Period.


     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of one year or less, Dividend Payment Dates shall occur on the Business Day next succeeding the last day of such Dividend Period and, if any, on the 91st, 181st and 271st days thereof. For Dividend Periods of more than one year, Dividend Payment Dates shall occur on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository (the Depository Trust Company or a successor securities depository) on each Dividend Payment Date. See "Description of ATP--Dividends and Dividend Periods" in the Statement of Additional Information. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents.


     Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Applicable Rate, which is equal to 150% of the applicable "AA" Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the ATP Basic Maintenance Amount.


     The Maximum Applicable Rate for the shares of ATP will apply automatically following an Auction for such shares in which Sufficient Clearing Orders have not been made (other than because all shares of ATP were the subject of Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).


     A Default Period will commence if the Fund fails (i) to declare in a timely manner the full amount of any dividend due on any Dividend Payment Date,
(ii) to pay in a timely manner to the Auction Agent the full amount of any dividends due on the ATP or the redemption price for any shares of ATP called for redemption, and such failure is not cured in a timely manner, or (iii) to maintain the "aaa"/AAA Credit Rating unless such failure is cured by the Dividend Payment Date next following the date of such failure. The Applicable Rate for a Default Period, including any Dividend Period commencing during a Default Period, will be the Default Rate. The Default Rate is the Reference Rate multiplied by three. Holders of two-thirds of the ATP Series D then Outstanding may waive any Dividend Default, Redemption Default or Rating Default.


     The Minimum Applicable Rate will apply automatically following an Auction in respect of a Dividend Period of 93 days or fewer in which all of the Outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The Minimum Applicable Rate is 80% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect of Dividend Periods of more than 93 days.


     Prior to each Auction, Broker-Dealers will notify holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.


     The Fund may enter into transactions such as swaps, caps, collars and floors with the purpose of hedging its dividend payment obligations with respect to the ATP. See "The Fund" and Appendix A to this Prospectus-- "Certain Investment Practices."


     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of ATP Series D; provided, however, that no such designation is necessary for a Standard Term Period and that such designation shall be effective only if (i) notice thereof shall have been given as provided herein,
(ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the ATP shall have been cured as set forth above, (iii) Sufficient Clearing Orders shall have existed in the Auction held on the Auction Date immediately preceding the first day of any proposed Alternate Term Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and has consulted with the Broker-Dealers and has provided notice and an ATP Basic Maintenance Certificate to Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and so requires.


     If the Fund proposes to designate any Alternate Term Period following the Date of Original Issuance, generally not less than 15 (or two Business Days in the event the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days) nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Notwithstanding the foregoing if the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days, such notice shall be given not less than two Business Days prior to such Alternate Term Period. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Alternate Term Period, in which case the Fund shall specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Alternate Term Period in which latter event the succeeding Dividend Period shall be a Standard Term Period.


     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers, either:


        (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or


        (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.


     If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.


Mandatory Redemption


     If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or as of the last Business Day of any month, the 1940 Act ATP Asset Coverage, and such failure is not cured within two Business Days following such Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount as of such Valuation Date or the last Business Day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last Business Day, the ATP will be subject to mandatory redemption out of funds legally available therefor to the extent necessary to result in the Fund having sufficient Eligible Assets or to restore the 1940 Act ATP Asset Coverage, as the case may be. If the Fund at any time fails to maintain the "aaa"/AAA Credit Rating and the Fund is unable to restore the "aaa"/AAA Credit Rating within 90 calendar days thereafter, all shares of ATP will be subject to mandatory redemption out of funds legally available therefor. To maintain the "aaa"/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations (as used in the rules and regulations of the Securities Exchange Act of 1934, as amended), one of which must be Moody's or S&P. The ATP will be rated by Moody's and Fitch on the Date of Original Issue, although the Fund reserves the right to obtain a rating or ratings from additional and/or substitute rating agencies, subject to the preceding sentence.


     The redemption price in the event of a mandatory redemption of a share of ATP will be the Liquidation Value of such share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year only) any redemption premium specified in any Specific Redemption Provisions. In the event any mandatory redemption is required, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, subject to the terms of any Specific Redemption Provisions. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law. See "Description of ATP--Redemption--Mandatory Redemption" in the Statement of Additional Information. Shares of ATP may be subject to mandatory redemption in accordance with the foregoing mandatory redemption provisions notwithstanding the terms of any Specific Redemption Provisions.

Optional Redemption


     The Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be the Liquidation Value, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions.


     The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the applicable Liquidation Value, but is under no obligation to do so.


Ratings


     It is a condition of the Underwriter's obligation to purchase the ATP Series D offered in the Offering that the Fund obtain the "aaa"/AAA Credit Rating from Moody's and Fitch for the ATP Series D on the Date of Original Issue. While there is no assurance that the "aaa"/AAA Credit Rating with respect to the ATP Series D will not be changed, suspended or withdrawn, the Fund will endeavor to maintain such rating and any failure to maintain such rating would, subject to cure and certain exceptions, result in mandatory redemption of the ATP. See "Mandatory Redemption" above. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.


Asset Maintenance


     Under the Fund's Articles, the Fund must maintain (i) as of each Valuation Date, Eligible Assets having, in the aggregate, a Discounted Value at least equal to the ATP Basic Maintenance Amount, and (ii) as of the last Business Day of each month, 1940 Act ATP Asset Coverage of at least 200%. See "Description of ATP Asset-Maintenance" in the Statement of Additional Information.


     The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the ATP Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Fund's receipt from Moody's and Fitch of the "aaa"/AAA Credit Rating with respect to the shares of ATP Series D on their Date of Original Issue. See "Rating Agency Guidelines" in the Statement of Additional Information. Additional discount factors and guidelines for calculating the discounted value of investment company portfolios have been established by other rating agencies, such as S&P. Such guidelines, which are similar but not identical to those established by Moody's and Fitch, as well as various other covenants and tests such as liquidity tests, would apply in the event the Fund determined to seek (and was successful in obtaining) a rating from one or more of such agencies with respect to the ATP.


     The Fund estimates that on the Date of Original Issue of the ATP Series D, based on the composition of its portfolio as of March 31, 1998, the 1940 Act ATP Asset Coverage, after giving effect to the issuance of the shares of ATP Series D ($60 million), and the deduction of sales load and estimated offering expenses for such shares ($720,000), will be 258%.


Liquidation Preference


     Upon a liquidation of the Fund, whether voluntary or involuntary, the holders of ATP then Outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of shares ranking junior to the ATP upon liquidation, an amount equal to the liquidation preference with respect to the ATP. The liquidation preference shall be Liquidation Value plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent; no redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. After the payment to the holders of ATP of the full preferential amounts provided for as described herein, the holders of ATP as such shall have no right or claim to any of the remaining assets of the Fund. See "Description of ATP--Liquidation" in the Statement of Additional Information.


Voting Rights


     Except as otherwise indicated herein or as otherwise required by applicable law, holders of the ATP will have equal voting rights with holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. The 1940 Act requires that the holders of shares of ATP, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time two years' dividends on any shares of ATP are unpaid. The holders of shares of ATP will vote as a separate class on certain other matters as required under the Articles or applicable law. In addition, to the extent permitted by the 1940 Act, each series of ATP may vote as a separate series in certain circumstances. See "Management of the Fund--Directors and Officers" and "Description of ATP--Voting Rights" in the Statement of Additional Information.


                              AUCTION PROCEDURES


Dividend Rates and Auction Dates


     The Dividend Rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the Dividend Rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in an Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of fewer than 93 days, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the Dividend Rate for that Dividend Period will be the Maximum Applicable Rate. Except in the case of a Default as described above or where all shares of the ATP are subject to Submitted Hold Orders, if there is no Auction on any Auction Date, the next Dividend Period will be a Standard Term Period, and the Dividend Rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.


Orders by Existing Holders and Potential Holders


     On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 P.M., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.


Submission of Orders to Auction Agent


     Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the aggregate number of shares that are the subject of such Order, (B) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (C) the rate, if any, specified in each Order.


     If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.


     Only in the case of an Auction preceding a Dividend Period of 93 days or fewer and following a Dividend Period of 93 days or fewer, if an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to

Orders submitted to the Auction Agent. In the case of all other Auctions, if a Hold/Sell or Sell Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.


     If one or more Orders covering in the aggregate more than the number of shares of ATP held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.


     If more than one Order is submitted on behalf of any Existing Holder or Potential Holder, each Order submitted will be a separate Order.


     In the case of any Dividend Period of 93 days or fewer, if any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.


     In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.


Determination of Sufficient Clearing Orders and Applicable Rate


     Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.


Acceptance of Orders and Allocation of Shares


     Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker-Dealers such Broker-Dealer will receive, shares.


     If Sufficient Clearing Orders exist, subject to the Rounding Procedures:


        (i)         all Submitted Hold Orders will be accepted;


        (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;


        (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders;


        (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;


        (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and


        (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

If Sufficient Clearing Orders do not exist, subject to the Rounding Procedures:



        (i)         all Submitted Hold Orders will be accepted;


        (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;


        (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and


        (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of ATP determined in accordance with the Proration Procedures.


Notification of Results; Settlement


     The Auction Agent will advise each Broker-Dealer that submitted an Order whether such Order was accepted and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an Auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the shares of ATP for the next Dividend Period.


     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.


     If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.


Broker-Dealers; Commissions


     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after any such termination.


     A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.


     Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" or the "Underwriter"), the underwriter in the Offering, intends to serve as the initial Broker-Dealer for the ATP Series D. Other firms may serve as Broker-Dealers in connection with Auctions, although there is no assurance that they will do so.


     The Auction Agent after each Auction will initially pay to each Broker-Dealer from funds provided by the Fund a service charge based on the purchase price of shares placed by the Broker-Dealer at such Auction. Initially, the annual rate of such service charge with respect to Dividend Periods of less than one year shall be an annual rate of .25%, depending on the results of the Auction and, in the case of Dividend Periods of one year or more, a percentage agreed upon between the Fund and the Broker-Dealer. For purposes of this paragraph, shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through the Broker-Dealer or (ii) the subject of an Order submitted by the Broker-Dealer that is (A) an Order of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or
(B) an Order of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, a Broker-Dealer will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them had submitted valid Hold Orders.


The Auction Agent


     Bankers Trust Company will serve as Auction Agent for so long as ATP Series D shares are Outstanding. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of ATP Series D. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable to the Fund for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.


     The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.


Master Purchaser's Letter


     Each prospective purchaser of shares of ATP or its Broker-Dealer will be required to sign and deliver to the Auction Agent, as a condition to such purchaser's purchasing shares of ATP in any Auction or otherwise, a Master Purchaser's Letter, the form of which is attached to this Prospectus, in which such prospective purchaser or its Broker-Dealer will agree, among other things:



        (a) to participate in Auctions for shares of ATP in accordance with the Auction Procedures described in this Prospectus;


        (b) to sell, transfer or otherwise dispose of shares of ATP only pursuant to a Bid or a Sell Order in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer; and


        (c) to have the ownership of the shares of ATP as to which such purchaser or its Broker-Dealer is the Existing Holder maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such purchaser's beneficial ownership, and to authorize such Agent Member to disclose to the Auction Agent such information with respect to such purchaser's beneficial ownership as the Auction Agent may request.


     Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.


     An execution copy of the Master Purchaser's Letter is included with this Prospectus. Execution by a prospective purchaser or its Broker-Dealer of a Master Purchaser's Letter is not a commitment to purchase shares of ATP in the offering being made by this Prospectus or in any Auction or otherwise, but is a condition precedent to such purchaser's purchasing shares of ATP.

                   RATING AGENCY GUIDELINES-"aaa"/AAA RATING

     The Fund intends at all times that, so long as any ATP are Outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the "aaa"/AAA Credit Rating with respect to the ATP. Should the Fund determine to seek (and be successful in obtaining) a rating from any other rating agency or issue senior securities other than the ATP which are rated or otherwise subject to portfolio diversification or similar requirements, the composition of its portfolio would also reflect the guidelines and requirements established by any rating agency rating such securities or by the purchaser or purchasers of such securities. Moody's and Fitch, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Fund has paid certain fees to Moody's and Fitch for rating shares of the ATP. The guidelines described below, which are set forth in greater detail in the Statement of Additional Information, have been developed independently by Moody's and Fitch in connection with issuance of asset-backed and similar securities, including debt obligations and adjustable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above-described ratings for the ATP, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage which supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act, and which accordingly affect significantly the management of the Fund's portfolio. A rating agency's guidelines will apply to the ATP only so long as such rating agency is rating such shares and such guidelines are subject to amendment with the consent of the relevant rating agency.


     The Fund intends to maintain a discounted value for its portfolio ("Discounted Value") at least equal to the ATP Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio.


     Upon any failure to maintain the required Discounted Value, the Fund may seek to alter the composition of its portfolio to reattain the ATP Basic Maintenance Amount on or prior to the Asset Coverage Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on disposition of portfolio securities. To the extent any such failure is not cured within two (2) Business Days, the ATP will be subject to mandatory redemption thereafter. The "ATP Basic Maintenance Amount" equals the sum of (i) the aggregate liquidation preference of ATP then Outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of ATP-Asset Maintenance" in the Statement of Additional Information.


     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the ATP may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, adopt, amend, alter or repeal any definitions, covenants or other obligations of the Fund in the Articles Supplementary, provided the Board of Directors has obtained written confirmation from any rating agency which is then rating the ATP and which so requires that any such change would not impair the respective rating then assigned to the ATP.


     As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. Fitch has stated that its rating on the ATP does not address the market liquidity of the ATP. The rating on the ATP are not recommendations to purchase, hold or sell ATP, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of ATP will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by a nationally recognized statistical rating organization.


                                   TAXATION


     The following discussion offers only a brief outline of the federal income tax consequences of investing in the ATP. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local, foreign, and other tax consequences of such an investment and of potential changes in applicable tax laws.


     The Fund has elected to be treated as a regulated investment company (a "RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to operate so as to meet the Code requirements for qualification as a RIC. However, no assurance can be given that such requirements will be met. If the Fund qualifies for taxation as a RIC, it generally will not be subject to federal corporate income taxes on that portion of its income that is currently distributed to its stockholders. This deduction for dividends paid to stockholders substantially eliminates the federal "double taxation" on earnings (once at the corporate level and once again at the stockholder level) that generally results from investments in a corporation.


     Under present law, counsel to the Fund is of the opinion that the ATP will constitute stock of the Fund, and thus distributions with respect to the ATP (other than distributions in redemption of the ATP subject to section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to the stockholders and will not qualify for the dividends received deduction available to corporations under section 243 of the Code. However, dividends designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of the stockholders. The Internal Revenue Service (the "Service") currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gains) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the ATP as capital gain dividends in proportion to the ATP's share of the total dividends paid to both the ATP and the Common Stock during the year. The amount of net long-term capital gain realized by the Fund is not expected to be significant, and there can be no assurance that any such income will be realized by the Fund in any year. Any distribution in excess of the Fund's earnings and profits will first reduce a stockholder's adjusted basis in his shares of the ATP and, after such adjusted basis is reduced to zero, will constitute a capital gain to a stockholder whose shares of the ATP are held as a capital asset.


                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." The Fund's investment objective and the restrictions described below under "Investment Restrictions" are fundamental policies and thus may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the Outstanding shares of the ATP voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.


     The policies described below may be changed by the Fund without the approval of the Fund's stockholders.


     The Fund seeks to achieve its investment objective by investing primarily in "high yield" fixed-income securities rated in the lower categories by recognized rating agencies, consisting principally of fixed-income securities rated "Ba" or lower by Moody's or "BB" or lower by S&P and, subject to applicable rating agency guidelines, (see "Rating Agency Guidelines") non-rated securities deemed by the Investment Adviser to be of comparable quality. Because non-rated securities are not eligible for inclusion in the calculation of the Discounted Value of the Fund's assets under the Rating Agency Guidelines, however, it is not presently anticipated that such securities will comprise a significant percentage of the Fund's investments, although the Fund reserves full flexibility in this regard. See "Rating Agency Guidelines." Under normal market conditions, the Fund will have at least 65% of its total assets invested in securities rated BB or lower by S&P or Ba or lower by Moody's or non-rated securities deemed by the Investment Adviser to be of comparable quality, and the average maturity of the Fund's portfolio is expected to be between eight and fifteen years.


     Fixed-income securities which the Fund has the right to acquire include preferred stocks (limited to 20% of the Fund's total assets and subject to compliance with the Rating Agency Guidelines as described above) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, zero coupon securities and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies, although such investments are not eligible for inclusion in the calculation of the Discounted Value under the Rating Agency Guidelines.


     The Fund has the right to invest up to 20% of its total assets in securities that are not readily marketable (determined as of the time of investment), including securities restricted as to resale, or so-called private placements. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Also, like preferred stock, private placements, unless they involve securities which may be resold pursuant to Rule 144A, are not eligible for inclusion in the Discounted Value of the portfolio for purposes of the Rating Agency Guidelines in effect as of the date of this Prospectus.


     The Fund is permitted to invest up to 20% of its total assets in zero coupon securities, although such securities also may not be included in calculating the Discounted Value of the Fund's portfolio under the Rating Agency Guidelines. Zero coupon securities pay no cash income but are purchased at a discount from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. The Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to stockholders as ordinary income. In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.


     Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, including when it is necessary to maintain compliance with the Rating Agency Guidelines (under which the Fund's ability to invest in lower rated securities having relatively low Discounted Values may be restricted, particularly as the market values of portfolio holdings decline), the Fund may invest without limitation in money market instruments, including rated and (subject to compliance with the Rating Agency Guidelines) unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. The Fund may also invest in securities rated higher than "Ba" by Moody's or "BB" by S&P or non-rated fixed-income securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes, including maintenance of applicable asset coverage requirements, when the Investment Adviser anticipates adverse market conditions. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues.


Certain Investment Practices


     The Fund and the Investment Adviser reserve the right to engage in certain investment practices described in Appendix A to this Prospectus in order to help achieve the Fund's investment objective. Such strategies include the lending of portfolio securities, the short sale of securities and the use of futures contracts and options thereon, entering into interest rate transactions, such as swaps, caps, tears or collars for the purpose of hedging the Fund's exposure to interest rates (including changes in dividend payments on the ATP), reverse repurchase agreements and repurchase agreements (other than certain repurchase agreements with qualified depository institutions having maturities no longer than one day). So long as the ATP is Outstanding, the Fund may not utilize certain of the practices described in Appendix A, such as entering into swap agreements, the making of securities loans and buying or selling futures contracts and options thereon, unless the Fund receives written confirmation from Moody's, Fitch or any other rating agency which is then rating the ATP and which so requires, that any such action will not impair the "aaa"/AAA Credit Rating. Further, the Rating Agency Guidelines limit or have the effect of limiting the Fund's use of other investment practices described below, such as investments in non-U.S. securities, private placements (except Rule 144A Securities as discussed in Appendix A) and options to the extent such investments are not eligible for inclusion in the discounted value of the Fund's portfolio or the Rating Agency Guidelines specify terms and restrictions on such investments. See "Rating Agency Guidelines" and Appendix A in the Statement of Additional Information.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS


High Yield, High Risk Investments


     The value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuers, as well as the condition of the general high-yield market. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.


     Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and change generally result in increased volatility in the market prices and yields of "high yield," high risk securities and thus in the Fund's net asset value. Further, these fixed-income securities are considered by rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and such securities are generally considered to involve greater credit risk than securities in the higher rating categories. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The "high yield," high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating agencies in their ratings of any security in the Fund's portfolio and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the quality of the issuer's management and regulatory matters.


     Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.


     Generally, when interest rates rise, the value of fixed rate debt obligations, including "high yield," high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a "high yield," high risk security containing redemption or call provisions exercises either provision in a declining interest rate market, the Fund would have to reinvest the proceeds from such redemption or call at current interest rates, which could result in a decreased return for common stockholders.


     The market for "high yield," high risk securities has expanded rapidly over the last decade. An economic downturn or an increase in interest rates could have a negative effect on the "high yield," high risk securities market and on the market value of the "high yield," high risk securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.


     The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of "high yield," high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Investment Adviser considers ratings of recognized rating agencies such as Moody's, Fitch and S&P, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain "high yield," high risk securities whose credit ratings have changed (see Appendix A to the Statement of Additional Information for a description of ratings of "high yield," high risk securities).


     At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.


Leverage

     The Fund has had a leveraged capital structure since its organization and assuming issuance of the ATP Series D in the Offering (after giving effect to the sales load and estimated offering expenses) at March 31, 1998, the Fund would have had total net assets of approximately $541 million consisting of ATP having an aggregate liquidation preference of approximately $210 million and net assets attributable to Common Stock of approximately $331 million.


     To the extent the Fund establishes Standard Term Periods in or other relatively short Dividend Periods for the ATP and does not effectively hedge the risk associated with changes in short-term interest rates, the Fund would be vulnerable to increases in short-term interest rates. To the extent the Fund is unable to satisfy required asset coverage requirements under the 1940 Act and the Rating Agency Guidelines, the Fund may be required to redeem some or all of the ATP, including possibly ATP having Dividend Periods of longer than one year. The ATP will be rated "aaa" by Moody's and AAA by Fitch as a condition of issuance; in the event such rating is lowered or withdrawn without timely replacement by a rating from a suitable successor rating agency, the ATP will be subject to mandatory redemption. As a result of various asset coverage requirements established in connection with the rating of the ATP, the Fund may be unable to utilize certain investment practices that it might otherwise utilize.


     The terms of the Fund's arrangements with Moody's and Fitch, which have been agreed to in order to obtain investment grade ratings for the ATP, require that the Fund maintain (i) asset coverage with respect to the ATP at least equal, on a discounted basis to the liquidation preference of the ATP plus certain accrued and projected payment obligations of the Fund and other amounts on an on-going basis and (ii) non-discounted asset coverage of at least 200% of the aggregate liquidation preference of the ATP as of the last business day of each month. See "Description of ATP-Asset Maintenance." The 1940 Act also requires that the Fund maintain asset coverage of at least 200% on a non-discounted basis as a condition of paying dividends to the holders of the Common Stock. As market conditions and the value of portfolio securities decline (as occurred in 1989-1990 and as described under "Investment Objective and Policies" in the Statement of Additional Information), one effect of the foregoing requirements is to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets having low Discount Factors assigned by the rating agencies in order to remain in compliance with asset coverage requirements, which may tend to reduce portfolio yield. In addition, the value of higher quality assets may react with greater volatility to interest rate changes than would lower quality assets. Under some circumstances, a decline in the value of portfolio securities may force the Fund to redeem or repurchase senior securities in order to remain in compliance with applicable asset coverage requirements, which requires the liquidation of portfolio securities, the related realization of substantial capital losses and the incurrence of transaction costs. Thereafter, as market conditions improve and market opportunities arise, the discounted asset coverage requirements tend to restrict the redeployment of assets from cash and higher quality assets having lower Discount Factors to lower quality, higher yielding assets having higher Discount Factors, even when such securities are available at attractive prices. Also, redeploying cash as the value of the Fund's assets rise involves significant transaction costs and possible delays, which further inhibits the Fund's ability to take advantage of a favorable investment environment. See "The Fund."


Risks of Investing in ATP


     An investment in the ATP involves potential risks.


     The ability of an investor to dispose of shares of ATP may be largely dependent on the success of an Auction. If in an Auction Sufficient Clearing Bid Orders do not exist, then investors that have submitted Sell orders will not be able to sell in the Auction all, and may not be able to sell in the Auction any, shares of ATP subject to such submitted Sell Orders. There is no assurance that any particular Auction will be successful. Neither the Fund nor any Broker-Dealer is obligated to ensure that an Auction will be successful or to purchase shares of ATP in an Auction or otherwise. The Fund is not required to redeem shares of ATP in the event of a failed Auction. Further, there is no assurance that a secondary market outside of the Auctions for the ATP will develop, whether or not such Auctions are successful, or if such a market does develop, that shares of ATP will trade at or close to the Liquidation Value. In the event the Fund establishes a Dividend Period for ATP which is longer than a Standard Term Period, particularly if such Dividend Period exceeds one year, any increase in interest rates will likely have an adverse affect on the secondary market price of ATP, holders of shares may have fewer opportunities to obtain liquidity if Auctions do not occur frequently and may not be able to sell their shares between Auctions at a price per share equal to the Liquidation Value. Thus, under certain circumstances, holders of ATP may not have liquidity of investment.


     The Fund does not intend to apply for listing of the ATP Series D on a national securities exchange, but has been advised by Merrill Lynch that it currently intends to make a market in the ATP Series D as permitted by applicable laws and regulations. Merrill Lynch is not obligated to make a market in the ATP Series D between Auctions and, therefore, a holder of ATP Series D may not be able to liquidate its position in the ATP Series D between Auctions at a price per share equal to its liquidation preference (i.e. Liquidation Value, plus accumulated dividends). In the event the Fund establishes a Dividend Period for any series of ATP which is longer than a Standard Term Period, particularly if such Dividend Period exceeds one year, any increase in interest rates will likely have an adverse affect on the secondary market price of such series, holders of such series may have fewer opportunities to obtain liquidity if Auctions do not occur frequently and a holder of such series may not be able to sell their shares between Auctions at a price per share equal to Liquidation Value.


     ATP represents a perpetual equity interest in the Fund (except to the extent redeemable by the Fund) and does not give rise to a claim for payment of a principal amount at a particular date. As such, ATP effectively ranks behind all indebtedness or other non-equity claims on the Fund with respect to assets available to satisfy claims on the Fund. In addition, in the event of the dissolution, liquidation or winding up of the affairs of the Fund, after payment of the liquidation preference and all dividends accumulated to and unpaid through the date of final distribution, holders of ATP will not be entitled to any further participation in any distribution of assets of the Fund.


     The credit ratings of the ATP could be reduced while an investor holds the ATP, subject to the mandatory redemption requirements described therein.


     Holders of shares of stock, including ATP, are entitled to receive dividends only when, as and if declared by the Board of Directors and only out of funds legally available therefor. State corporation laws generally limit the funds out of which issuers incorporated thereunder may pay to stockholders as a dividend. For example, under Maryland law, dividends may not be paid if after giving effect to the dividend, the Fund would not be able to pay its debts as they became due in the usual course of business or the Fund's total assets would be less than the sum of its total liabilities plus the amount needed to satisfy the preferential rights of stockholders whose preferential rights upon dissolution are superior to those receiving the dividend. The Fund may also incur indebtedness with the consent of the relevant rating agencies.


Private Placements


     The Fund may invest up to 20% of its total assets in certain securities acquired directly from issuers in direct placement transactions. Such direct placement securities are generally ineligible for inclusion in the calculation of the Discounted Value of the Fund's investment portfolio under the Rating Agency Guidelines, unless they are Rule 144A Securities. Rule 144A Securities may be resold under certain circumstances and to certain qualified institutional buyers. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities.


Payment Restrictions


     During any annual period when the Fund may not have funds legally available to pay the scheduled dividends then due on the ATP, such inability would preclude the Fund from paying dividends on the Common Stock until the scheduled dividends on the shares of ATP have been paid or provided for. Also, the Fund is not permitted to declare any cash dividends or distributions on its Common Stock unless, at the time of such declaration and after deducting the amount of such dividend, the Fund is in compliance with the 1940 Act ATP Asset Coverage test and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount. This prohibition on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of ATP from time to time to the extent necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Taxation."



Systems-Year 2000


     Like other mutual funds and organizations around the world, the Fund could be adversely affected if its computer systems or those of its service providers do not properly process dates beginning with January 1, 2000 and information related to those dates (the "Year 2000 Problem"). The Fund has taken and is taking steps with respect to its computer systems that it believes are reasonably designed to address the Year 2000 Problem and does not currently expect its computer systems to experience a Year 2000 Problem which would have a material adverse impact on the Fund. In addition, the Fund has sought and received assurances from its service providers, including Wellington Management and State Street Bank and Trust Company, that they have taken similar measures and do not currently expect their computer systems or those of their service providers to experience a Year 2000 Problem which would have a material adverse impact on the Fund. Because of the highly complex nature of the Year 2000 Problem and the extent to which the Fund cannot effect or control remedial measures by entities on which it must directly or indirectly rely for its operation, there can, however, be no assurance that the Year 2000 Problem will not have a material adverse impact on the Fund.


                              BOARD OF DIRECTORS


     The management of the Fund, including general supervision of the duties performed by the Investment Adviser, is the responsibility of the Board of Directors. The Board of Directors consists of Robert F. Birch, Joseph L. Bower, Richard E. Floor, Bernard J. Korman, Franco Modigliani, and Ernest E. Monrad. See "Management of the Fund" in the Statement of Additional Information.


                            THE INVESTMENT ADVISER


     The Board of Directors of the Fund appoints the Fund's investment adviser annually. Wellington Management, with its principal offices at 75 State Street, Boston, Massachusetts 02109, has served as the Fund's investment adviser since February 19, 1992. Wellington Management, a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Wellington Management held discretionary authority over approximately $174.6 billion of assets, including $70.2 billion of fixed income securities of which $5.5 billion represented "high-yield" investments. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.


     Catherine A. Smith, a Senior Vice President of the Investment Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Smith has served in such capacity since the Investment Adviser succeeded to the management of the Fund's portfolio on February 19, 1992. In addition to serving as the portfolio manager of the Fund, Ms. Smith serves as the portfolio manager of several other high yield bond portfolios, including The High Yield Plus Fund, Inc., a closed-end management investment company. After receiving her Bachelor of Arts degree from Harvard College in 1983, Ms. Smith worked as a securities analyst for Fred Alger Management, Inc. in New York and subsequently joined Wellington Management in 1985. Ms. Smith is a CFA and a member of the Boston Security Analysts Society.


     The Investment Advisory Agreement between the Investment Adviser and the Fund (the "Advisory Agreement") became effective on February 19, 1992 following the expiration of the advisory agreement with Ostrander Capital Management, L.P., the former adviser. The Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act.


     Under the Advisory Agreement, the Investment Adviser receives a monthly investment advisory fee equal to .45% (on an annual basis) of the Fund's "Average Net Assets," based on the average weekly net asset value of the Fund. Prior to an amendment to the Advisory Agreement which was effective as of August 1, 1997, the Investment Adviser received a monthly investment advisory fee equal to .50% (on an annual basis) of the Fund's "Average Net Assets," based on the average weekly net asset value of the Fund. For purposes of the computation of the investment advisory fee, the Fund's "Average Net Assets" is defined as the Fund's total assets minus (a) the Fund's accrued liabilities (including the aggregate principal amount of and the amount of the accrued interest on any senior securities of the Fund constituting debt within the meaning of Section 18 of the 1940 Act or under any credit facility with any bank or other lender) and, without duplication of (a), (b) the aggregate liquidation preference of and the amount of accumulated dividends on any senior securities of the Fund constituting stock within the meaning of Section 18 of the 1940 Act. At December 31, 1997, the Fund's Average Net Assets were $247,435,625 under this definition. The aggregate dollar amount paid by the Fund to Wellington Management under the terms of the Advisory Agreement for the periods January 1, 1995 through December 31, 1995, January 1, 1996 through December 31, 1996 and January 1, 1997 through December 31, 1997 were $782,000, $851,000, and
$1,087,000, respectively.


     The Fund pays investment advisory fees, the fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses.

                          DESCRIPTION OF COMMON STOCK


     In addition to the Preferred Stock, the Fund's Articles authorize the issuance of up to 200 million shares of Common Stock, par value $.01 per share. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. On February 10, 1998, the Fund issued one transferable right ("Right") to its common stockholders for each share of common stock they owned entitling the holders thereof to acquire one share of common stock for each right held (the "Rights Offering"). The Rights Offering expired on March 18, 1998, and 16,241,851 Rights were exercised. After giving effect to the issuance of Common Stock pursuant to the Rights Offering, as of March 31, 1998, 64,967,074 shares of Common Stock were issued and outstanding.


     The voting rights of the Common Stock are noncumulative, which means that the holders of more than 50% of the shares of Common Stock and ATP voting for the election of those Directors subject to election by the Common Stock and the ATP can elect all of the Directors subject to election by them if they choose to do so, and, in such event, the holders of the remaining shares of Common Stock and ATP voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the ATP on all matters except as described under "Description of ATP-Voting."


     The rights of the holders of the Common Stock may not be modified by a vote of less than a majority of the shares of Common Stock outstanding.


     The Common Stock is listed on the New York Stock Exchange (the "Exchange") under the symbol "HYB."


     Under the 1940 Act, the Fund cannot declare or pay dividends or other distributions on the Common Stock or purchase any shares of Common Stock if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage with respect to senior securities representing indebtedness (as defined in the 1940 Act), if any, would be less than 300% and/or (as applicable) asset coverage with respect to the ATP would be less than 200%. Dividends or other distributions on or purchases of the Common Stock also will be prohibited at any time dividends on the ATP are in arrears or the ATP Basic Maintenance Amount is not maintained.


     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to such holders by State Street Bank and Trust Company, as dividend disbursing agent. Pursuant to the Plan, holders of Common Stock not making such election will have all such amounts automatically reinvested by the bank serving as Plan agent, in whole or fractional shares of Common Stock, as the case may be.


            CONVERSION TO OPEN-END STATUS AND REPURCHASE OF SHARES

Conversion to Open-End Status


     The Fund's Board of Directors may elect at any time to submit to the holders of the Common Stock and the ATP a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the ATP (subject to any Specific Redemption Provisions) as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on "high yield" securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred stock, thus requiring a redemption of the ATP.



Repurchase of Common Stock


     Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. In recognition of the possibility that the Fund's Common Stock might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value by repurchasing its Common Stock in the open market or by tendering for its own shares at net asset value. Any purchase by the Fund of its Common Stock as at a time when the shares of ATP are Outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. Repurchases of Common Stock may result in the Fund being required to redeem shares of ATP to satisfy asset coverage requirements. Notwithstanding the foregoing, so long as any shares of ATP are Outstanding, the Fund may not purchase, redeem or otherwise acquire any Common Stock unless (1) all accumulated dividends on the ATP have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (determined after deducting the acquisition price of the Common Stock) are met. Any tender offer will be made and holders of Common Stock notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both.


                     CUSTODIAN, AUCTION AGENT, REGISTRAR,
                        TRANSFER AGENT AND PAYING AGENT


     The Fund's securities and cash are held under a Custodian Agreement by State Street Bank and Trust Company, whose principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks, subject to compliance with rules adopted under the 1940 Act. State Street Bank and Trust Company serves as transfer agent, registrar and dividend disbursing agent for the Fund's Common Stock.


     Bankers Trust Company acts as the Registrar, Transfer Agent, Paying Agent and Auction Agent for the ATP.


                                 UNDERWRITING


     The Underwriter has agreed, subject to the terms and conditions of the Purchase Agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of ATP offered hereby. The Underwriter is committed to purchase all such shares if any are purchased.


     The Underwriter has advised the Fund that it proposes initially to offer the shares of ATP to the public at the public offering price set forth on the cover page of the Prospectus and to certain dealers at such price less a
concession not in excess of $    per share. The Underwriter may allow, and such
dealers may reallow, a discount not in excess of $    per share on sale to
certain other dealers. After the initial public offering, the public offering
price, concession and discount may be changed. The sales load of $    per share
is equal to   % of the initial public offering price. Investors must pay for
any shares of ATP purchased in the initial public offering on or before May   ,
1998.


     The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933.


     The Fund has also agreed that it will not, without the prior written consent of the Underwriter, offer, sell, contract to sell or otherwise dispose of any senior security of the Fund, as defined in the 1940 Act, for a period of 90 days after the date of this Prospectus. However, this restriction shall not apply to the ATP Series D or any swap arrangements with respect to the ATP as contemplated above under "The Fund".


     The Underwriter will act in Auctions for the ATP Series D as a Broker-Dealer and will be entitled to fees for services as a Broker-Dealer as set forth under "Auction Procedures-Broker-Dealers; Commissions."


     The Fund has been advised by the Underwriter that it currently intends to make a market in the ATP, as permitted by applicable laws and regulations. However, the Underwriter is not obligated to make a market in the ATP between Auctions and such market making may be discontinued at any time at the sole discretion of the Underwriter. See "Risk Factors--Risks of Investing in ATP."


     The Fund anticipates that from time to time the Underwriter may act as broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be the Underwriter and, subject to certain restrictions, may act as a broker while it is the Underwriter. The Underwriter is an active underwriter of, and dealer in, securities and acts a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.


     Payment by each initial purchaser of shares of ATP Series D will be made through such purchaser's Agent Member on the date of delivery of such shares to the Underwriter in same-day funds. On the Date of Original Issue, the Underwriter will deposit the shares of ATP Series D placed by it in its account at the Security Depository and the Security Depository will deliver the shares of ATP Series D purchased by each purchaser from the Underwriter's account to the account of such purchaser's Agent Member of the Security Depository against payment to the account of the Underwriter of an amount equal to the purchase price from the account of such purchaser's Agent Member. Under the Master Purchaser's Letter, each purchaser will be required to have the ownership of the shares of ATP Series D owned by it maintained in book-entry form by the Securities Depository through such purchaser's Agent Member, which in turn will maintain records of such purchaser's beneficial ownership.


                             CERTAIN LEGAL MATTERS


     Certain legal matters with respect to the ATP will be passed upon for the Fund by Goodwin, Procter & Hoar LLP, Boston, Massachusetts and for the Underwriters by Brown & Wood LLP, New York, New York. Richard E. Floor, a Director and Secretary of the Fund, is a partner of Goodwin, Procter & Hoar LLP through a professional corporation. An opinion regarding the valid issuance of the ATP will be rendered by Venable, Baetjer and Howard, LLP, Baltimore, Maryland. Goodwin, Procter & Hoar LLP and Brown & Wood LLP will rely as to matters of Maryland law upon such opinion.


                                    EXPERTS


     The audited balance sheet of the Fund, including the portfolio of investments in securities by industry classification, as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented appearing in the Fund's Annual Report and herein to the extent and for the periods indicated in their report, have been audited by Arthur Andersen LLP, independent public accountants, as set forth in their report thereon incorporated herein by reference, and are included herein upon the authority of said firm as experts in accounting and auditing in giving said report.

                            REPORTS TO STOCKHOLDERS


     The Fund will send unaudited semi-annual and audited annual reports to stockholders, including a list of the portfolio investments held by the Fund.


                             AVAILABLE INFORMATION


     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected without charge at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at Seven World Trade Center, New York, New York 10048 and Suite 1400, 500 W. Madison Street, Chicago, Illinois 60621-2511. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. The Commission also maintains a web site that contains reports, proxy statements and other information about the Fund filed electronically with the Commission: http://www.sec.gov. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


     Additional information regarding the Fund and the ATP is contained in the Registration Statement on Form N-2, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of the Articles or any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS


                                                         Page
                                                        ------
Investment Objective and Policies ..................... B-2
Rating Agency Guidelines .............................. B-3
Investment Restrictions ............................... B-15
Portfolio Maturity and Turnover ....................... B-17
Taxation .............................................. B-18
Management of the Fund ................................ B-22
Determination of Net Asset Value ...................... B-28
Description of ATP .................................... B-29
Auction Procedures .................................... B-44
Financial Statements .................................. B-48
Appendix A--Ratings of Corporate Obligations .......... B-A-1

                                   GLOSSARY


     ""aaa"/AAA Credit Rating" means a credit rating in the highest category of any two nationally recognized statistical rating organizations (as used in the rules and regulations under the Securities Exchange Act of 1934, as amended), one of which shall be Moody's or S&P.


     "AA Composite Commercial Paper Rate" on any date means (a) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Term Period or shorter, or the 180-day rate, in the case of all other Dividend Periods, on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (b) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the AA Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (i) "Commercial Paper Dealers" shall mean (A) Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (B) in lieu of any thereof, its respective Affiliate or successor, and (C) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (ii) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (A) such rate expressed as a decimal, divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.


     "Advisory Agreement" means the Investment Advisory Agreement dated February 19, 1992, as amended August 1, 1997, under which Wellington Management serves as investment adviser for the Fund.


     "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a director of the Fund be deemed to be an Affiliate solely because such director or executive officer is also a director of the Fund.


     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a person placing an Order.


     "Alternate Term Period" means any Dividend Period that is not a Standard Term Period.


     "Applicable Rate" means, with respect to each series of ATP, for each Dividend Period (A) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Rate, (B) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (C) in the case of any Dividend Period of 93 days or fewer if all the shares of ATP are the subject of Submitted Hold Orders for the Auction in respect thereof, the Minimum Applicable Rate.


     "Articles" means the Articles of Amendment and Restatement, as amended, including any Articles Supplementary of the Fund.


     "Asset Coverage Cure Date" has the meaning set forth under "Description of ATP--Redemption" in the Statement of Additional Information.

     "ATP" means the Series D Auction Term Preferred Stock, $1.00 par value per share and liquidation preference $25,000 per share of the Fund or any other series of Preferred Stock heretofore or hereinafter designated "Auction Term Preferred Stock" by Articles Supplementary or Articles of Amendment.


     "ATP Basic Maintenance Amount" has the meaning set forth under "Rating Agency Guidelines" in the Statement of Additional Information.


     "ATP Basic Maintenance Certificate" has the meaning set forth under "Description of ATP--Asset Maintenance" in the Statement of Additional Information.


     "ATP Series A" means the shares of Series A of the ATP previously issued or any other series of Preferred Stock hereinafter designated as shares of Series A of the ATP by Articles Supplementary or Articles of Amendment.


     "ATP Series B" means the shares of Series B of the ATP previously issued or any other series of Preferred Stock hereinafter designated as shares of Series B of the ATP by Articles Supplementary or Articles of Amendment.


     "ATP Series C" means the shares of Series C of the ATP previously issued or any other series of Preferred Stock hereinafter designated as shares of Series C of the ATP by Articles Supplementary or Articles of Amendment.


     "ATP Series D" means the shares of Series D of the ATP issued hereby or any other series of Preferred Stock hereinafter designated as shares of Series D of the ATP by Articles Supplementary or Articles of Amendment.


     "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."


     "Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.


     "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for the relevant series of ATP.


     "Auction Procedures" means the procedures for conducting Auctions set forth under "Auction Procedures."


     "Average Net Assets" has the meaning set forth under "The Investment Adviser" in this Prospectus.


     "BankBoston" means BankBoston, N.A.


     "Board of Directors" or "Board" means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.


     "Broker-Dealer" or "Broker-Dealers" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.


     "Broker-Dealer Agreement" means an agreement entered into by the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.


     "Buy Order" means the communication by a Potential Holder to a Broker-Dealer of the number of shares of ATP which such Potential Holder offers to purchase on an Auction Date if the Applicable Rate for the next succeeding Dividend Period therefor is not less than the rate per annum then specified by such Potential Holder.


     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.


     "Commission" means the Securities and Exchange Commission.


     "Common Stock" means the common stock, par value $.01 per share, of the Fund.


     "Date of Original Issue" means with respect to each of the ATP Series A, ATP Series B, ATP Series C and ATP Series D the date on which such ATP are originally issued by the Fund.


     "Default Period" has the meaning set forth under "Description of ATP--Dividends and Dividend Periods" in the Statement of Additional Information.


     "Default Rate" means the Reference Rate multiplied by three (3).


     "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1+ or SP-1+ by S&P, except that, for purposes of optional redemption, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-1 by Moody's.


     "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the ATP), the Fitch Discount Factor (if Fitch is then rating the ATP) or the discount factor established by any Other Rating Agency which is then rating the ATP and which so requires, whichever is applicable.


     "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor provided that with respect to an Eligible Asset that is currently callable, Discounted Value shall be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value shall be equal to the quotient as calculated above or the par value, whichever is lower.


     "Dividend Payment Date" for each series of ATP, means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.


     "Dividend Period" means, with respect to the relevant series of ATP, the period commencing on the Date of Original Issue and ending on the date specified for such series on the Date of Original Issue and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.


     "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the ATP), Fitch Eligible Assets (if Fitch is then rating the ATP) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the ATP, whichever is applicable.


     "Existing Holder" means (a) a person who has signed a Master Purchaser's Letter and beneficially owns shares of a series of ATP listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of shares of the ATP which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.


     "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.


     "Fitch" means Fitch IBCA, Inc. and its successors at law.


     "Fund" means The New America High Income Fund, Inc., a Maryland corporation that is the issuer of each series of ATP.

     "Holder" means, with respect to the Common Stock and the preferred stock, including the ATP, of the Fund, the registered holder of shares of such Stock as the same appears on the stock ledger or stock records books of the Fund.


     "Hold Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of each series of ATP which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period therefor.


     "Hold/Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of each series of ATP which such Existing Holder desires to continue to hold if the Applicable Rate for the next Dividend Period therefor is not less than the rate per annum then specified by such Existing Holder.


     "Investment Adviser" means Wellington Management Company, LLP, the current investment adviser to the Fund, or such other future investment adviser to the Fund.


     "Liquidation Value" means $25,000 per share for ATP Series A, ATP Series B, ATP Series C and ATP Series D.


     "Mandatory Redemption Date" has the meaning set forth under "Description of ATP--Redemption" in the Statement of Additional Information.


     "Mandatory Redemption Price" has the meaning set forth under "Description of ATP--Redemption" in the Statement of Additional Information.


     "Market Value" shall mean the fair market value of an asset of the Fund (excluding interest and dividends due on such assets) as computed based upon
(i) pricing services to be provided by Merrill Lynch Capital Markets Securities Pricing Service, Kenny S&P Evaluation Services or such other pricing service determined from time to time by the Board of Directors, provided that Moody's (if Moody's is then rating ATP. Fitch (if Fitch is then rating ATP) and any Other Rating Agency which is then rating ATP and so requires have informed the Corporation in writing that use of such pricing service will not adversely affect such rating agency's then current rating of the shares of ATP or (ii) the lower of the value set forth in bids from two independent dealers that are members or Affiliates of members of the National Association of Securities Dealers, Inc. and that make markets in such security, one of which bids shall be in writing.


     "Master Purchaser's Letter" means a letter substantially in the form of, or containing provisions similar to those in the form, attached hereto which is required to be executed by each prospective purchaser of shares of ATP or the Broker-Dealer through whom the shares will be held.


     "Maximum Applicable Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers; provided that immediately following any such increase the Fund would be in compliance with ATP Basic Maintenance Amount.


     "Minimum Applicable Rate" means, on any Auction Date with respect to a Dividend Period of 93 days or fewer 80% of the AA Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Applicable Rate on any Auction Date with respect to a Dividend Period of more than 93 days.


     "Moody's" means Moody's Investors Service, Inc. and its successors at law.



     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.


     "1940 Act ATP Asset Coverage" means asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding

ATP (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.


     "Notice of Redemption" has the meaning provided under "Description of ATP--Redemption" in the Statement of Additional Information.


     "Offering" means the offering of 2,400 shares of ATP Series D issued by the Fund under its Registration Statement of which this Prospectus is a part.


     "Order" means a Hold Order, a Hold/Sell Order, a Sell Order or a Buy
Order.


     "Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the ATP pursuant to the request of the Fund.


     "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of the ATP.


     "Outstanding" means, as of any date, shares of ATP theretofore issued by the Fund except, without duplication, (i) any shares of ATP theretofore canceled or redeemed by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares of ATP, and (ii) any shares of ATP represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the ATP to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the ATP Series D as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the ATP Basic Maintenance Amount, shares of ATP held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.


     "Paying Agent" means Bankers Trust Company unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent which Paying Agent may be the same as the Auction Agent.


     "Potential Holder" when used with respect to shares of ATP, means any person, including any Existing Holder of shares of ATP, (i) who shall have executed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of ATP (or, in the case of an Existing Holder or such person of shares of ATP, additional shares of ATP).


     "Proration Procedures" means:


     (A) if Sufficient Clearing Orders exist, in the case of a Submitted Hold/Sell Order specifying a rate equal to the Winning Rate


        (x) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order multiplied by (ii) the total number of shares of such series of ATP that are neither the subject of a Submitted Buy Order or a Submitted Hold/Sell Order specifying a rate lower than the Winning Rate nor the subject of a Submitted Hold Order and divided by (iii) the total number of shares of Submitted Hold/Sell Orders that specified a rate equal to the Winning Rate, and

        (y) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order,


     (B) if Sufficient Clearing Orders exist, in the case of a Submitted Buy Order specifying a rate equal to the Winning Rate


        (x) the number of shares of the relevant series of ATP to be the subject of an accepted Buy Order will be (i) the number of shares of such series of ATP subject to such Submitted Buy Order multiplied by (ii) the difference between (1) the number of shares of such series of ATP that are the subject of a Submitted Sell Order or a Submitted Hold/Sell Order that specified a rate higher than the Winning Rate and (2) the number of shares of each series of ATP that are the subject of a Submitted Buy Order that specified a rate lower than the Winning Rate and divided by (iii) the total number of shares of such series of ATP subject to Submitted Buy Orders that specified a rate equal to the Winning Rate, and


        (y) such Submitted Buy Order will not be accepted as to the remaining number of shares subject to such Submitted Buy Order, and


     (C) if Sufficient Clearing Orders do not exist, in the case of a Submitted Hold/Sell Order specifying a rate higher than the Maximum Applicable Rate and in the case of a Submitted Sell Order


        (x) the number of shares of the relevant series of ATP to be the subject of an accepted Sell Order will be (i) the number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order multiplied by (ii) the total number of shares of such series of ATP that are the subject of a Submitted Buy Order specifying a rate equal to or lower than the Maximum Applicable Rate and divided by (iii) the total number of shares of such series of ATP subject to all Submitted Hold/Sell Orders that specified a rate higher than the Maximum Applicable Rate and Submitted Sell Orders, and


        (y) the number of shares of the relevant series of ATP to be the subject of an accepted Hold Order will be the remaining number of shares of such series of ATP subject to such Submitted Hold/Sell Order or Submitted Sell Order.


     "Purchase Agreement" means the purchase agreement among the Underwriter, the Fund and the Investment Adviser, a form of which is filed as an exhibit to the Fund's Registration Statement of which this Prospectus is a part.


     "Rating Agency Guidelines" means the guidelines established by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) as set forth under "Rating Agency Guidelines," in the Statement of Additional Information, as amended from time to time, or by any Other Rating Agency that is then rating the ATP.


     "Reference Rate" means, with respect to the determination of the Maximum Applicable Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate for a Dividend Period of 184 days or more).


     "Rounding Procedures" means, if as a result of an Auction (including the Proration Procedures) any Existing Holder would be entitled to hold or required to sell, or any Potential Holder would be required to purchase, a number of shares of the relevant series of ATP not evenly divisible by 1, on any Auction Date, the Auction Agent will, in such manner as it determines, round up or down the number of shares of such series of ATP to be held, purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of shares held, purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be a number of shares of such series of ATP evenly divisible by 1.


     "Rule 144A Securities" means securities that are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors at law.


     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each series of ATP.


     "Sell Order" means the communication by an Existing Holder to a Broker-Dealer of the number of Outstanding shares of the relevant series of ATP which such Existing Holder offers to sell without regard to the Dividend Rate for the next succeeding Dividend Period therefor.


     "Service" means the United States Internal Revenue Service.


     "Specific Redemption Provisions" means with respect to any Alternate Term Period of more than one year, either, or any combination of, a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to
Section 3(a)(i) of the Articles and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) of the Articles and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) and/or 3(a)(iii) of the Articles at a price per share equal to Liquidation Value plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of Liquidation Value or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.


     "Standard Term Period" means a Dividend Period of 28 days, unless such 28th day is not a Business Day, then the number of days ending on the Business Day next preceding such 28th day.


     "Submission Deadline" means 1:00 p.m., New York City time, on each Auction Date, or such other time on such Auction Date as may be specified from time to time by the Auction Agent as the time by which each Broker-Dealer must submit to the Auction Agent all Orders obtained by it for the Auction to be conducted on such Auction Date.


     "Submitted Buy Order" means each Buy Order submitted to the Auction Agent by a Broker-Dealer.


     "Submitted Hold Order" means each Hold Order submitted to the Auction Agent by a Broker-Dealer.


   "Submitted Hold/Sell Order" means each Hold/Sell Order submitted to the Auction Agent by a Broker-Dealer.


     "Submitted Order" means each Order submitted to the Auction Agent by a Broker-Dealer.


     "Submitted Sell Order" means each Sell Order submitted to the Auction Agent by a Broker-Dealer.


     "Sufficient Clearing Orders" means that all shares of the relevant series of ATP are the subject of Submitted Hold Orders or that the number of shares of such series of ATP that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Applicable Rate exceeds or equals the sum of (A) the number of shares of such series of ATP that are the subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of shares of such series of ATP that are subject to Submitted Sell Orders.


     "TARPS" means the Taxable Auction Rate Preferred Stock of the Fund which were redeemed in 1994.


     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend

Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.


     "Underwriter" means Merrill Lynch, Pierce, Fenner & Smith Incorporated.


     "Validity Procedures" means the following procedures and priorities:


        (A) If one or more Hold Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the number of shares of such series of ATP held by such Existing Holder, such Hold Order or Hold Orders shall be considered valid only as to the number of shares of such series of ATP held by such Existing Holder. In the case of multiple Hold Orders, each such Hold Order shall be considered valid pro rata.


        (B) If one or more Hold/Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders submitted on behalf of such Existing Holder, such Hold/Sell Order or Hold/Sell Orders shall be considered valid only as to the number of shares of such series of ATP equal to such excess. In the case of multiple Hold/Sell Orders specifying different rates, such Hold/Sell Orders shall be considered valid in increasing order of such rates. In the case of multiple Hold/Sell Orders specifying the same rate, each such Hold/Sell Order shall be considered valid pro rata.


        (C) If one or more Sell Orders shall be submitted on behalf of an Existing Holder as to a number of shares of the relevant series of ATP greater than the excess of the number of shares of such series of ATP held by such Existing Holder over the number of shares of such series of ATP subject to Hold Orders and Hold/Sell Orders submitted on behalf of such Existing Holder, such Sell Order or Sell Orders shall be considered valid only as to the number of shares equal to such excess. In the case of multiple Sell Orders, each such Sell Order shall be considered valid pro rata.


     "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which the ATP initially is issued.


     "Wellington Management" means Wellington Management Company, LLP, the Fund's current Investment Adviser.


     "Winning Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/
Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the relevant series of ATP which, when added to the number of shares of such series of ATP to be purchased by the Potential Holders described in Clause (B) above and the number of shares of such series of ATP subject to Submitted Hold Orders, would be equal to the number of shares of such series of ATP.

                      (This page intentionally left blank)

                                   APPENDIX A


                         CERTAIN INVESTMENT PRACTICES


     The Fund and the Investment Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective, as described under "Investment Objectives and Policies--Certain Investment Practices."


     Rating Agency Restrictions. While the Fund has reserved the right to employ the investment practices described below, for so long as any of the ATP is Outstanding and either Moody's or Fitch is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's and/or Fitch, as applicable, that any such action would not impair the respective rating then assigned by Moody's or Fitch to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap arrangement, other than the arrangement described herein for which the Fund has obtained consent of Moody's and Fitch; (ii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount (as defined under "Description of ATP" in the Statement of Additional Information) would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; (iv) engage in any short sales of securities; (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation.


     In addition, for so long as the ATP is rated by Moody's or Fitch: (a) for purposes of the applicable rating agency asset coverage requirements, assets in margin accounts are not eligible for inclusion in the determination of discounted asset coverage, (b) where delivery of a security may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the rating agency coverage requirements that it takes delivery of that security which yields it the least value, and (c) the Fund will not engage in or is limited with respect to certain practices such as engaging in options transactions for leveraging or speculative purposes.


     Repurchase Agreements. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.


     When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e, delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.


     Permitted Investments in Direct Placement Securities. The Fund is permitted by its investment objective and policies to invest without limitation in direct placement securities. Direct placement securities are restricted securities and therefore are subject to certain of the following risks which would not apply to securities that were free for immediate public sale. In a private sale of restricted securities, which may involve protracted negotiations and a limited number of purchasers, the possibility of delay and the necessity of obtaining a commitment of investment intent from the purchasers might adversely affect the price of the securities. In a public offering, the delay resulting from registration may make it impossible for the Fund to sell securities at the most desirable time, and the price of the securities may decline between the time of the decision to sell and the time when the sale is accomplished. Since only the issuer of the securities can prepare and file a registration statement under the Securities Act of 1933, as amended, the Fund may not be able to obtain registration at the most desirable time.


     In view of the above risks, the proceeds to the Fund from the sale of restricted securities acquired by direct placement could be less than the proceeds from the sale of similar securities which were free for immediate public resale. If the Fund is required to liquidate portfolio investments to satisfy applicable asset coverage requirements, it may be required to dispose of direct placement securities at times or prices which are disadvantageous to the Fund.


     Direct placement securities, unless eligible for resale under Rule 144A, are generally ineligible for inclusion in the calculation of the discounted value of the Fund's investment portfolio under the Rating Agency Guidelines with which the Fund will be required to comply for so long as the shares of ATP remain Outstanding. The guidelines require the Fund to maintain portfolio assets eligible for inclusion in such calculation which have an aggregate discounted value in excess of the specified asset coverage levels and may therefore limit the Fund's ability to invest in direct placement securities.


     Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of principal of and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates.


     Interest Rate Transactions. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. The costs of any such interest rate transaction and the payment made or received by the Fund thereunder would be borne by or inure to the benefit of the Fund's common stockholders. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


     The Fund has entered into three interest payment swap arrangements (the "Swap Arrangements") with BankBoston--(a) an arrangement with a notional amount of $65 million at a fixed annual rate of 5.25% maturing on February 7, 1999;
(b) an arrangement with a notional amount of $20 million at a fixed annual rate of 6.07% maturing on October 7, 2002; and (c) an arrangement with a notional amount of $10 million at a fixed annual rate of 6.225% maturing in October 2, 2002. Pursuant to each of the Swap Arrangements the Fund makes payments to BankBoston on a monthly basis at fixed annual rates. In exchange for such payments BankBoston makes payments to the Fund on a monthly basis at a variable rate determined with reference to the level of short-term interest rates from time to time. The effect of the Swap Arrangement is to hedge the Fund's dividend payment obligations with respect to $95 million of the ATP, 63% of the ATP outstanding as of March 31, 1998. See "Investment Objective and Policies." The Fund makes dividend payments to the holders of the ATP on the basis of the results of periodic Auctions in accordance with its terms without regard to the swap and would continue to do so in the event the swap is terminated. The Fund has agreed to terminate the arrangement in the event it fails to maintain certain asset coverage requirements. See "Rating Agency Guidelines." In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its swap arrangements. The timing and amount of any such adjustment will depend upon market conditions.


     Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


     For purposes of valuation of the Fund's assets under the Rating Agency Guidelines (see "Description of ATP-- Asset Maintenance"): (i) if the Fund writes a call option, the underlying asset will be valued as follows: (a) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the discounted value of the underlying security of the option and the exercise price of the option or (b) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (a) exercise price and (b) the discounted value of the underlying security determined in accordance with Rating Agency Guidelines; and (iii) call or put option contracts which the Fund buys have no value. For so long as the ATP are rated by Moody's or Fitch: (i) the Fund will not engage in options transactions for leveraging or speculative purposes; (ii) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to be in compliance with applicable rating agency asset coverage requirements (see "Description of ATP--Asset Maintenance"); (iv) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); and (v) there shall be a quarterly audit made of the Fund's options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.


     Futures Contracts and Related Options. The Investment Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.


     In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. In addition, in accordance with the regulations of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for other than hedging purposes if immediately thereafter the sum of the amount of the initial margin deposits and premiums on open positions with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's net assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. If the CFTC were to amend its regulations such that the Fund would be permitted to write options on futures contracts for income purposes without CFTC registration, the Fund would have the right to engage in such transactions for those purposes, subject to the approval of the Board of Directors. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.


     Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the Fund intends to purchase, and it is possible that a portfolio that utilizes hedging strategies may perform less well than a portfolio that does not make use of such devices. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.


     Incurrence of Indebtedness. For so long as any of the ATP are Outstanding, the Fund will not borrow money or issue senior securities representing indebtedness unless it has received written notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP which so requires that such action would not impair the "aaa"/AAA Credit Rating. For so long as any of the Fund's preferred stock, including the ATP, is Outstanding, the lesser of (a) 67% of the shares of the Fund's preferred stock, voting as a separate class, present at a meeting at which more than 50% of the outstanding shares of preferred stock entitled to vote is present or (b) more than 50% of the outstanding shares of preferred stock, must approve any Fund borrowing. Preferred stockholder approval is not, however, required if the Fund borrows for temporary or emergency purposes in accordance with its investment policies and restrictions or for the purpose of clearing transactions. To the extent that the Fund does incur any borrowings, such borrowings would typically be senior in right of payment to the ATP and the Common Stock upon liquidation of the Fund.


     Securities Loans. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

                      (This page intentionally left blank)

              TO BE SUBMITTED TO YOUR BROKER-DEALER WHO WILL THEN
                     DELIVER COPIES ON YOUR BEHALF TO THE
                         AUCTION OR REMARKETING AGENT

                           MASTER PURCHASER'S LETTER
                                  Relating to
                      Securities Involving Rate Settings
                       Through Auctions or Remarketings
THE COMPANY
A REMARKETING AGENT
THE AUCTION AGENT
A BROKER-DEALER
AN AGENT MEMBER
OTHER PERSONS

Dear Sirs:

     1. This letter is designed to apply to publicly or privately offered debt or equity securities ("Securities") of any issuer ("Company") which are described in any final prospectus or other offering materials relating to such Securities as the same may be amended or supplemented (collectively, with respect to the particular Securities concerned, the "Prospectus") and which involve periodic rate settings through auctions ("Auctions") or remarketing procedures ("Remarketings"). This letter shall be for the benefit of any Company and of any auction agent, paying agent (collectively, "auction agent"), remarketing agent, broker-dealer, agent member, securities depository or other interested person in connection with any Securities and related Auctions or Remarketings (it being understood that such persons may be required to execute specified agreements and nothing herein shall alter such requirements). The terminology used herein is intended to be general in its application and not to exclude any Securities in respect of which (in the Prospectus or otherwise) alternative terminology is used.

     2. We may from time to time offer to purchase, purchase, offer to sell and/or sell Securities of any Company as described in the Prospectus relating thereto. We agree that this letter shall apply to all such purchases, sales and offers and to Securities owned by us. We understand that the dividend/interest rate on Securities may be based from time to time on the results of Auctions or Remarketings as set forth in the Prospectus.

     3. We agree that any bid or sell order placed by us in an Auction or a Remarketing shall constitute an irrevocable offer (except as otherwise described in the Prospectus) by us to purchase or sell Securities subject to such bid or sell order, or such lesser amount of Securities as we shall be required to sell or purchase as a result of such Auction or Remarketing, at the applicable price, all as set forth in the Prospectus, and that if we fail to place a bid or sell order with respect to Securities owned by us with a broker-dealer on any Auction or Remarketing Date, or a broker-dealer to which we communicate a bid or sell order fails to submit such bid or sell order to the auction agent or remarketing agent concerned, we shall be deemed to have placed a hold or a sell order with respect to such Securities as described in the Prospectus. We authorize any broker-dealer that submits a bid or sell order as our agent in Auctions or Remarketings to execute contracts for the sale of Securities by such bid or sell order. We recognize that the payment of such broker-dealer for Securities purchased on our behalf shall not relieve us of any liability to such broker-dealer for payment for such Securities.

     4. We understand that in a Remarketing, the dividend or interest rate or rates on the Securities and the allocation of Securities tendered for sale between dividend or interest periods of different lengths will be based from time to time on the determinations of one or more remarketing agent(s), and we agree to be conclusively bound by such determinations. We further agree to the payment of different dividend or interest rates to different holders of Securities depending on the length of the dividend or interest period elected by such holders. We agree that any notice given by us to a remarketing agent (or a broker-dealer for transmission to a remarketing agent) of our desire to tender Securities in a Remarketing shall constitute an irrevocable (except to the limited extent set forth in the Prospectus) offer by us to sell the securities specified in such Notice, or such lesser number of Securities as we shall be required to sell as a result of such Remarketing, in accordance with the terms set forth in the Prospectus, and we authorize the remarketing agent to sell, transfer or otherwise dispose of such Securities as set forth in the Prospectus.

     5. We agree that, during the applicable period as described in the Prospectus, dispositions of Securities can be made only in the denominations set forth in the Prospectus and we will sell, transfer or otherwise dispose of any Securities held by us from time to time only pursuant to a bid or sell order placed in an Auction, in a Remarketing, to or through a broker-dealer or, when permitted in the Prospectus, to a person that has signed and delivered to the applicable auction agent or a remarketing agent a letter substantially in the form of this letter (or other applicable purchaser's letter), provided that in the case of all transfers other than pursuant to Auctions or Remarketings we or our broker-dealer or our agent member shall advise such auction agent or a remarketing agent of such transfer.

We understand that a restrictive legend will be placed on certificates representing the Securities and stop-transfer instructions will be issued to the transfer agent and/or registrar, all as set forth in the Prospectus.

     6. We agree that, during the applicable period as described in the Prospectus, ownership of Securities shall be represented by one or more global certificates registered in the name of the applicable securities depository or its nominee, that we will not be entitled to receive any certificate representing the Securities and that our ownership of any Securities will be maintained in book-entry form by the securities depository for the account of our agent member, which in turn will maintain records of our beneficial ownership. We authorize and instruct our agent member to disclose to the applicable auction agent or remarketing agent such information concerning our beneficial ownership of Securities as such auction agent or remarketing agent shall request.

     7. We acknowledge that partial deliveries of Securities purchased in Auctions or Remarketings may be made to us and such deliveries shall constitute good delivery as set forth in the Prospectus.

     8. This letter is not a commitment by us to purchase any Securities.

     9. This letter supersedes any prior-dated version of this master purchaser's letter, and supplements any prior to post-dated purchaser's letter specific to any particular Securities, and this letter may only be revoked by a signed writing delivered to the original recipients hereof.

     10. The descriptions of Auction or Remarketing procedures set forth in each applicable Prospectus are incorporated by reference herein and in case of any conflict between this letter, any purchaser's letter specific to particular Securities and any such description, such description shall control.

     11. Any xerographic or other copy of this letter shall be deemed of equal effect as a signed original.

     12. Our agent member of The Depository Trust company currently is .

     13. Our personnel authorized to place orders with broker-dealers for the purposes set forth in the Prospectus in Auctions or Remarketings currently
is/are              , telephone number (   )    -    .

     14. Our taxpayer identification number is          .

     15. In the case of each offer to purchase, purchase, offer to sell or sale by us of Securities not registered under the Securities Act of 1933, as amended (the "Act"), we represent and agree as follows:

      (A) We understand and expressly acknowledge that the Securities have not been and will not be registered under the Act and, accordingly, that the Securities may not be reoffered, resold or otherwise pledged, hypothecated or transferred unless an applicable exemption from the registration requirements of the Act is available.

      (B) We hereby confirm that any purchase of Securities made by us will be for our own account, or for the account of one or more parties for which we are acting as trustee or agent with complete investment discretion and with authority to bind such parties, and not with a view to any public resale or distribution thereof. We and each other party for which we are acting which will acquire Securities will be "accredited investors" within the meaning of Regulation D under the Act with respect to the Securities to be purchased by us or such party, as the case may be, will have previously invested in similar types of instruments and will be able and prepared to bear the economic risk of investing in and holding such Securities.

      (C) We acknowledge that prior to purchasing any Securities we shall have received a Prospectus (or private placement memorandum) with respect thereto and acknowledge that we will have had access to such financial and other information, and have been afforded the opportunity to ask such questions or representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Securities.

      (D) We recognize that the Company and broker-dealers will rely upon the truth and accuracy of the foregoing investment representations and agreements, and we agree that each of our purchases of Securities now or in the future shall be deemed to constitute our concurrence in all of the foregoing which shall be binding on us and each party for which we are acting as set forth in Subparagraph B above.




Dated: ____________________________________     ____________________________________________
                                                (Name of Purchaser)

Mailing Address of Purchaser

___________________________________________     By: _______________________________________
                                                  Printed Name:
___________________________________________       Title:

___________________________________________

================================================================================

       No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriter. This Prospectus does not constitute an offer of any securities other than those to which it relates or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to the date hereof.

                   -----------------------------------------
                               TABLE OF CONTENTS


                                                Page
                                                ----
Financial Highlights ..........................  3
Capitalization and Information
 Regarding Senior Securities ..................  5
Portfolio Composition .........................  7
The Fund ......................................  8
Use of Proceeds ...............................  8
Description of ATP ............................  9
Auction Procedures ............................ 13
Rating Agency Guidelines-"aaa"/AAA Rating...... 17
Taxation ...................................... 18
Investment Objective and Policies ............. 18
Risk Factors and Special Considerations ....... 20
Board of Directors ............................ 24
The Investment Adviser ........................ 24
Description of Common Stock ................... 25
Conversion to Open-End Status and
   Repurchase of Shares ....................... 25
Custodian, Auction Agent, Registrar,
   Transfer Agent and paying Agent ............ 26
Underwriting .................................. 26
Certain Legal Matters ......................... 27
Experts ....................................... 27
Reports to Stockholders ....................... 28
Available Information ......................... 28
Table of Contents of the Statement of
   Additional Information ..................... 29
Glossary ...................................... 30
Certain Investment Practices ..................A-1
Master Purchaser's Letter .....................B-1

================================================================================


================================================================================

                                  $60,000,000



                                The New America
                             High Income Fund, Inc.



                         Auction Term Preferred Stock
                            2,400 Shares, Series D



                   -----------------------------------------
                                   PROSPECTUS
                   -----------------------------------------



                              Merrill Lynch & Co.



                                  May   , 1998



================================================================================

                              SUBJECT TO COMPLETION
                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 11, 1998

                     The New America High Income Fund, Inc.

                          Auction Term Preferred Stock
                             2,400 Shares, Series D
                       Liquidation Value-$25,000 Per Share


                       STATEMENT OF ADDITIONAL INFORMATION


     The New America High Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company with a leveraged capital structure. The Board of Directors of the Fund appoints the Fund's investment adviser annually, subject to stockholder approval. Currently, Wellington Management Company, LLP ("Wellington Management" or the "Investment Adviser") serves as investment adviser for the Fund. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities (commonly referred to as "junk bonds"). This Statement of Additional Information is not a prospectus, but should be read in
conjunction with the Prospectus for the Fund dated May   , 1998 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by writing to the Fund, whose address is 33 Broad Street, Boston, Massachusetts 02109. This Statement of Additional Information incorporates by reference the entire Prospectus.


     Certain capitalized terms not otherwise defined in this Statement of Additional Information have the meanings provided in the Glossary included as part of the Prospectus.


                               TABLE OF CONTENTS



                                                         Page
                                                        ------
Investment Objective and Policies ..................... B-2
Rating Agency Guidelines .............................. B-3
Investment Restrictions ............................... B-15
Portfolio Maturity and Turnover ....................... B-17
Taxation .............................................. B-18
Management of the Fund ................................ B-22
Determination of Net Asset Value ...................... B-28
Description of ATP .................................... B-29
Auction Procedures .................................... B-44
Financial Statements .................................. B-48
Appendix A--Ratings of Corporate Obligations .......... B-A-1

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "Commission"). These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

         This Statement of Additional Information is dated May   , 1998.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." No assurance can be given that the Fund will attain its investment objective. Specifically, given the high risk nature and price volatility of the Fund's investments as well as the Fund's leverage, it may be difficult to achieve capital preservation on a consistent basis in the future. In the high yield securities market of 1989 and 1990, the Fund suffered a substantial decline in its net asset value as a result of these factors and thus failed to achieve this objective during that period. While the Fund's cumulative total investment returns on the Fund's Common Stock for the one-, three-, and five-year periods ended December 31, 1997 were 21.97%, 95.22% and 140.97%, respectively, past performance is no guarantee of future results. See "The Fund" in the Prospectus and "Risk Factors and Special Considerations."

Investment Strategy

        The policies described below may be changed by the Fund without the approval of the Fund's stockholders.

        The Fund's portfolio reflects requirements established by Moody's and Fitch in connection with the issuance by such agencies of investment grade ratings for the Fund's ATP (referred to herein as the "Rating Agency Guidelines"). These guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various "discount factors" for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. Such instruments include, for example, securities rated "CC"/"Ca or lower by Moody's and Fitch, non-rated securities, private placements (other than Rule 144A Securities), non-U.S. securities, preferred or common stock, zero coupon or similar securities that do not provide for the periodic payment of interest in cash and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio. See "Rating Agency Guidelines."

        The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the guidelines, greater than the aggregate liquidation preference of the ATP plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the ATP on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends or other distributions on Common Stock. See "Description of ATP--Asset Maintenance." The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A securities (as defined herein), and to limit or delay the Fund's ability to reinvest cash in a rising "high-yield" market. See "The Fund" in the Prospectus. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

        There is no minimum rating requirement applicable to the fixed-income securities which may be acquired by the Fund. However, compliance with the Rating Agency Guidelines, under which securities rated below "CCC/Caa" are not eligible for inclusion in the calculation of the Discounted Value of the Fund's assets and other lower rated securities are heavily discounted in such calculation, may have the effect of precluding or limiting investments in such issues.

        "High-yield" bonds, the generic name for corporate bonds rated between "BB"/"Ba" and "C"/"C" by Moody's and Fitch, are frequently issued by corporations in the growth stage of their development. Bonds rated "BB"/"Ba," "B"/"B," "CCC"/"Caa," "CC"/"Ca" and "C"/"C" are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of Moody's, Fitch and S&P is provided in Appendix A. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

                            RATING AGENCY GUIDELINES

        The Fund intends at all times that, so long as any ATP are Outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the "aaa"/AAA Credit Rating with respect to the ATP.

        The Fund intends to maintain a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the "ATP Basic Maintenance Amount"), the determination of which is as set forth under "Description of ATP--Asset Maintenance." Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines ("Eligible AIt is a condition of the Underwriter's obligation to purchase the ATP that the Fund obtain a rating of "aaa" from Moody's and a rating of AAA from Fitch as of the Date of Original Issue. As described by Moody's, an issue of preferred stock which is rated "aaa" is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks. As described by Fitch, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. A Moody's or Fitch credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful.

        Ratings are not recommendations to purchase, hold or sell shares of ATP, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to Moody's and Fitch by the Fund and obtained by Moody's and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The ATP will be subject to mandatory redemption in the event that the "aaa"/AAA Credit Rating is not available for the ATP and the Fund is unable to obtain the "aaa"/AAA Credit Rating for the ATP from a substitute rating agency or agencies within the time specified herein. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

Moody's "aaa" Rating Guidelines

        For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the Market Value thereof, determined as specified by Moody's, divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

        Corporate Debt Securities. Under current Moody's guidelines, portfolio securities that are corporate debt securities will not be included in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated Caa or higher by Moody's; (b) the senior unsecured rating of the issuer's corporate bonds is higher than B3; (c) such securities provide for the periodic payment of interest in cash in U.S. dollars; (d) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (e) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; and (f) such securities have been registered under the Securities Act of 1933, as amended, or are Rule 144A Securities. Rule 144A Securities will qualify as Moody's Eligible Assets only up to a maximum of 25% of the aggregate Market Value of all assets constituting Moody's Eligible Assets.

        The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset (which percentage is based upon the Exposure Period) with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                           Moody's Discount Factors --

                           Corporate Debt Securities+

Remaining Term
     to                                                  Rating Category
Maturity Asset             Aaa        Aa           A           Baa         Ba           B*          Caa
--------------             ---        --           -           ---         --           --          ---
 1 Year.................   112%       118%         123%        128%        139%         150%       260%
 2 Years................   118        124          130         135         147          158        260
 3 Years................   123        129          135         141         153          165        260
 4 Years................   139        135          141         148         160          172        260
 5 Years................   134        141          147         154         166          179        260
 7 Years................   142        149          155         162         176          189        260
10 Years................   148        156          163         170         184          198        260
15 Years................   153        161          168         175         190          205        260
20 Years................   161        169          177         184         200          215        260
30 Years................   162        170          178         185         201          216        260

-------------
* Senior debt securities of an issuer rated B3 shall be deemed to be Caa rated securities for purposes of determining the applicable Moody's Discount Factor.

+ The Moody's Discount Factor applied to Rule 144A Securities is 130% of the Moody's Discount Factor which would apply were the securities registered under the 1933 Act.

         The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

                                                     Maximum               Maximum
                                                     Single                Single             Minimum
                                                     Issuer                Industry           Issue Size
         Asset Ratings(1)                            (%)(2,3)              (%)(3,4)           ($ in millions)(6)
         ----------------                            --------              --------           ------------------
         "aaa", Aaa.............................        100                    100                   100
         "aa", Aa...............................         20                     60                   100
         "a", A, P-1............................         10                     40                   100
         "baa", Baa.............................          6                     20                   100
         Ba.....................................          4                     12                 50(5)
         B1-B2..................................          3                      8                 50(5)
         B3 (Caa subordinate)...................          2                      5                 50(5)

                             See accompanying notes

---------------------

(1)      Refers to the senior debt rating of asset.

(2) Companies subject to common ownership of 25% or more are considered as one name.

(3) Percentages represent a portion of the aggregate Market Value of corporate securities.

(4) Industries are determined according to industry classifications specified by Moody's ("Moody's Industry Classification"). See below.

(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6) Except for preferred stock, which has a minimum issue size of $50 million.

         The Moody's Industry Classifications, for the purposes of determining Moody's Eligible Assets, mean each of the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

         Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
         Glass, Metal, Paper, Plastic, Wood, or Fiberglass

         Personal and Non Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         Diversified/Conglomerate Manufacturing

         Diversified/Conglomerate Service

         Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution

         Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

         Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVS, Tape Machines, Speakers, Printers, Drivers, Technology

         Finance:  Investment Brokerage, Leasing, Syndication, Securities

         Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

         Grocery:  Grocery Stores, Convenience Food Stores

         Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         Home and Office Furnishings, Housewares and Durable Consumer Products:
         Carpets, Floor Coverings, Furniture, Cooking, Ranges

         Hotels, Motels, Inns and Gaming

         Insurance:  Life, Property and Casualty, Broker, Agent, Surety

         Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing), Motion Picture Production Theaters, Motion Picture Distribution

         Machinery (Non-Agriculture, Non-Construction, Non-Electronic):
         Industrial, Machine Tools, Steam Generators

         Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, and Distribution and Sales of the foregoing

         Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

         Personal, Food and Miscellaneous Services

         Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

         Cargo Transport: Rail, Shipping, Railroads, Rail-car builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

         Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         Personal Transportation: Air, Bus, Rail, Car Rental

         Utilities: Electric, Water, Hydro Power, Gas, Diversified

         Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national
         Agencies

         Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof are valued at the lower of Market Value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of ATP--Asset Maintenance") or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the auction agent for the ATP (the "Auction Agent") and (d) Liens by virtue of any repurchase agreement.

         The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specified asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors and Special Considerations."

         Preferred Stock. Under current Moody's guidelines, portfolio securities that are preferred stocks will not be included in the calculation of Discounted Value of the Fund's portfolio unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "al" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

         The Moody's Discount Factors for Moody's Eligible Assets that are preferred stock are (a) 152% for utility preferred stocks, (b) 197% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

         Other Moody's Eligible Assets. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

                           (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or Fitch's investment guidelines (a "Valuation Date"), (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

                           (ii) short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or
         (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria; and

                           (iii) U.S. Treasury Securities and Treasury Strips
(as defined by Moody's).

                           (iv) financial contracts, as such term is defined in
         Section 3(c)(2)(B)(ii) of the Investment Company of Act of 1940, as amended, may be included in Moody's Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the ATP.

         A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within 41 days of the relevant valuation date (the "Exposure Period"), (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

         The Moody's Discount factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

         U.S. Treasury Securities:

                                                                                                        Discount
         Remaining Term to Maturity                                                                      Factor
         --------------------------                                                                     --------
         1 year or less............................................................................       107%
         2 years or less (but longer than 1 year)..................................................       113
         3 years or less (but longer than 2 years).................................................       118
         4 years or less (but longer than 3 years).................................................       123
         5 years or less (but longer than 4 years).................................................       128
         7 years or less (but longer than 5 years).................................................       135
         10 years or less (but longer than 7 years)................................................       141
         15 years or less (but longer than 10 years)...............................................       146
         20 years or less (but longer than 15 years)...............................................       154
         30 years or less (but longer than 20 years)...............................................       154

         U.S. Treasury Strips:

                                                                                                        Discount
         Remaining Term to Maturity                                                                      Factor
         --------------------------                                                                     --------
         1 year or less............................................................................       107%
         2 years or less (but longer than 1 year)..................................................       114
         3 years or less (but longer than 2 years).................................................       120
         4 years or less (but longer than 3 years).................................................       127
         5 years or less (but longer than 4 years).................................................       133
         7 years or less (but longer than 5 years).................................................       145
         10 years or less (but longer than 7 years)................................................       159
         15 years or less (but longer than 10 years)...............................................       184
         20 years or less (but longer than 15 years)...............................................       211
         30 years or less (but longer than 20 years)...............................................       236

Fitch "AAA" Rating Guidelines

         For purposes of calculating the Discounted Value of the Fund's portfolio under current Fitch guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch Discount Factors"). The Discounted Value of a portfolio security under the Fitch guidelines is the Market Value thereof determined as specified by Fitch divided by the Fitch Discount Factor. The Fitch Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch.

         Debt Securities. Under current Fitch guidelines, securities will not be deemed "Debt Securities" includable in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S&P; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (d) such securities have been registered under the Securities Act of 1933, as amended, (the "Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; (e) such securities are issued by (1) a U.S. corporation, (2) a corporation domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain, or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"); and (f) in the case of Foreign and Canadian Bonds, such securities are denominated in U.S. dollars. Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered Debt Securities constituting Fitch Eligible Assets if (a) they are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S&P; (b) they provide for periodic payment of interest in cash in U.S. dollars; (c) they do not provide for conversion or exchange into equity capital at any time over their lives; (d) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; (e) they were issued by a U.S. corporation; and (f) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered Debt Securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld."

         The discounted value of any Fitch Eligible Assets that is a corporate debt security constituting a Fitch Eligible Asset (see "Corporate Debt Securities," above) is the percentage determined by reference to (i) the rating on such asset (i.e., whether it is a Type I, Type II, Type III, Type IV, Type V, Type VI or Type VII Corporate Bond as defined below) and (ii) the remaining term to maturity of such assets, in accordance with the table set forth below, except that (A) the Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the 1933 Act and (B) the Fitch Discount Factor applied to Foreign Bonds will be 120% of the Fitch Discount Factor which would apply were the securities issued by a U.S. corporation:

Type I Debt Securities with remaining maturities of:

        less than or equal to 2 years                                   1.16
        greater than 2 years, but less than or equal to 4 years         1.26
        greater than 4 years, but less than or equal to 7 years         1.40
        greater than 7 years, but less than or equal to 12 years        1.44
        greater than 12 years, but less than or equal to 25 years       1.48
        greater than 25 years, but less than or equal to 30 years       1.52

Type II Debt Securities with remaining maturities of:

        less than or equal to 2 years                                   1.25
        greater than 2 years, but less than or equal to 4 years         1.26
        greater than 4 years, but less than or equal to 7 years         1.43
        greater than 7 years, but less than or equal to 12 years        1.44
        greater than 12 years, but less than or equal to 25 years       1.51
        greater than 25 years, but less than or equal to 30 years       1.56

Type III Debt Securities with remaining maturities of:

        less than or equal to 2 years                                   1.25
        greater than 2 years, but less than or equal to 4 years         1.29
        greater than 4 years, but less than or equal to 7 years         1.46
        greater than 7 years, but less than or equal to 12 years        1.50
        greater than 12 years, but less than or equal to 25 years       1.55
        greater than 25 years, but less than or equal to 30 years       1.60

Type IV Debt Securities with remaining maturities of:

        less than or equal to 2 years                                   1.27
        greater than 2 years, but less than or equal to 4 years         1.32
        greater than 4 years, but less than or equal to 7 years         1.52
        greater than 7 years, but less than or equal to 12 years        1.57
        greater than 12 years, but less than or equal to 25 years       1.63
        greater than 25 years, but less than or equal to 30 years       1.69

Type V Debt Securities with remaining maturities of:

        less than or equal to 2 years                                   1.32
        greater than 2 years, but less than or equal to 4 years         1.36
        greater than 4 years, but less than or equal to 7 years         1.59
        greater than 7 years, but less than or equal to 12 years        1.65
        greater than 12 years, but less than or equal to 25 years       1.72
        greater than 25 years, but less than or equal to 30 years       1.80

Type VI Debt Securities with remaining maturities of:

        less than or equal to 2 years                                   1.37
        greater than 2 years, but less than or equal to 4 years         1.40
        greater than 4 years, but less than or equal to 7 years         1.67
        greater than 7 years, but less than or equal to 12 years        1.74
        greater than 12 years, but less than or equal to 25 years       1.82
        greater than 25 years, but less than or equal to 30 years       1.91

Type VII Debt Securities with remaining maturities of:

        less than or equal to 2 years                                   1.37
        greater than 2 years, but less than or equal to 4 years         1.64
        greater than 4 years, but less than or equal to 7 years         2.28
        greater than 7 years, but less than or equal to 12 years        2.49
        greater than 12 years, but less than or equal to 25 years       2.74
        greater than 25 years, but less than or equal to 30 years       3.06

         For purposes of the foregoing:

        "Type I Debt Securities" means Debt Securities (as defined above) rated either AAA by Fitch or, if not rated by Fitch, rated AAA by S&P and Aaa by Moody's;

        "Type II Debt Securities" means Debt Securities rated either at least AA- by Fitch or, if not rated by Fitch, rated at least AA- by S&P and at least Aa3 by Moody's which do not constitute Type I Debt Securities;

        "Type III Debt Securities" means Debt Securities rated either at least A- by Fitch or, if not rated by Fitch, rated at least A- by S&P and at least A3 by Moody's which do not constitute Type I or Type II Debt Securities;

        "Type IV Debt Securities" means Debt Securities rated either at least BBB- by Fitch or, if not rated by Fitch, rated at least BBB- by S&P and at least Baa3 by Moody's which do not constitute Type I, Type II or Type III Debt Securities;

        "Type V Debt Securities" means Debt Securities rated either at least BB-by Fitch or, if not rated by Fitch, rated at least BB- by S&P and at least Ba3 by Moody's which do not constitute Type I, Type II, Type III or Type IV Debt Securities;

        "Type VI Debt Securities" means Debt Securities rated either at least B-by Fitch or, if not rated by Fitch, rated at least B- by S&P and at least B3 by Moody's which do not constitute Type I, Type II, Type III, Type IV or Type V Debt Securities; and

        "Type VII Debt Securities" means Debt Securities rated either at least CCC by Fitch or, if not rated by Fitch, rated at least CCC by S&P and at least Caa by Moody's which do not constitute Type I, Type II, Type III, Type IV, Type V or Type VI Debt Securities.

        In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch Eligible Assets:

                                               Maximum                     Maximum                  Minimum
                                            Single Issuer             Single Industry            Issue in Size
Type of Debt Security                         (%) (1,2)                  (%) (2,3)              ($ in millions)
---------------------                         ---------                  ---------              ---------------
Type I   .................................      100%                        100%                    $100
Type II  .................................       20                          75                      100
Type III (4)..............................       10                          50                      100
Type IV...................................        6                          25                      100
Type V....................................        4                          16                       50(5)
Type VI...................................        3                          12                       50(5)
Type VII..................................        2                           8                       50(5)

                             See accompanying notes


(1) Companies subject to common ownership of 25% or more are considered as one name.

(2) Percentages represent a portion of the aggregate Market Value of Debt Securities.

(3) Industries are determined according to industry classifications specified by Fitch ("Fitch Industry Classifications") (see below).

(4) Includes Short Term Money Market Instruments which do not constitute Type I or Type II Debt Securities and which have a maturity greater than the Exposure Period.

(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6) Foreign and Canadian Bonds issued by governments of the Approved Foreign Nations and Canada or any of their agencies, instrumentalities, or political subdivisions assigned to the "Sovereigns" industry classification are not subject to any maximum single industry concentration limitation."

         The Fitch Industry Classifications, for the purposes of determining Fitch Eligible Assets, mean the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

         Aerospace & Defense
         Automobiles
         Banking, Finance & Insurance
         Building & Materials
         Chemicals
         Computers & Electronics
         Consumer Products
         Energy
         Environmental Services
         Farming & Agriculture
         Food, Beverage & Tobacco
         Healthcare & Pharmaceutical
         Industrial Machinery
         Media, Leisure & Entertainment
         Metals & Mining
         Miscellaneous
         Paper & Forest Products
         Retail
         Sovereigns
         Textiles & Furniture
         Transportation
         Utilities

         Other Fitch Eligible Assets. Other Fitch Eligible Assets include the following:

                  (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's, BBB or higher by S&P or BBB or higher by Fitch if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher by Moody's and either A or higher by S&P or A or higher by Fitch if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher by Moody's and either A+ or higher by S&P or A+ or higher by Fitch if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are
         (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Fitch or (B) (1) with counterparties having a Fitch long-term debt rating of at least BBB- by Fitch, if rated by Fitch or, if not rated by Fitch, then rated at least BBB- by S&P and rated at least Baa3 by Moody's or (2) with counterparties having a Fitch Short-Term Money Market Instrument rating of at least F-1+ by Fitch, if rated by Fitch or, if not rated by Fitch, then rated at least A-1 by S&P and rated at least P-1 by Moody's;

                  (ii) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1 by Moody's and either at least A-1 + by S&P or F1+ by Fitch, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 by Moody's and either at least A by S&P or A by Fitch, or (C) in all other cases, the supporting entity (1) is rated at least A2 by Moody's and at least A by S&P and the security matures within one month, (2) is rated at least A1 by Moody's and either at least A+ by S&P or at least A by Fitch and the security matures within three months or (3) is rated at least Aa3 by Moody's and either at least AA by S&P or at least AA by Fitch and the security matures within six months; and

                  (iii)    U.S. Treasury Securities.

The Fitch Discount Factors for Fitch Eligible Assets that are U.S. Treasury Securities are as follows:

U.S. Treasury Securities with remaining maturities of:

        less than or equal to 1 year                                  1.06
        greater than 1 year, but less than or equal to 2 years        1.11
        greater than 2 years, but less than or equal to 5 years       1.16
        greater than 5 years, but less than or equal to 15 years      1.24
        greater than 25 years, but less than or equal to 30 years     1.26

         The Fitch Discount Factor applied to short-term portfolio securities will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and, (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

         Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company of Act of 1940, as amended, may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the ATP.

         Under Fitch's current guidelines, portfolio securities that are preferred stocks will not be deemed Fitch Eligible Assets.

         When the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and A by S&P and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of ATP--Asset Maintenance") or it is subject to any material Lien, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                                      * * *

         For so long as any of the ATP is Outstanding and either Moody's, Fitch or any Other Rating Agency is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's, Fitch or any Other Rating Agency as applicable, that any such action would not impair the respective rating then assigned by Moody's, Fitch, or such Other Rating Agency to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap transaction; or (ii) borrow money, except that the Fund may, without the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; or (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; or (iv) engage in any short sales of securities; or (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation. For purposes of valuation of Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as ATP are rated by Moody's or Fitch: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the ATP Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the ATP Basic Maintenance Amount; (E) for purposes of the ATP Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP);
(G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the ATP Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

         The Board of Directors may, without approval of any Holder of the ATP or any other stockholder of the Fund, from time to time amend, alter or repeal any or all of the definitions required to be contained in the Articles by Moody's, Fitch or any Other Rating Agency in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the ATP by such rating agency. In addition, the Board of Directors, without the vote or consent of the Fund's stockholders, may from time to time adopt, amend, alter or repeal any or all of additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of a minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to the ATP. See "Description of ATP--Voting Rights."

INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the Outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Under these restrictions, the Fund may not:

         1. Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

         2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

         4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

         6. Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

         7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

         8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

         9. Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and partners of the Fund's investment adviser who beneficially own more than 0.5% of the value of the Fund's securities together own more than 5% of such issuer.

         10. Invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

         11. Acquire more than 10% of the voting securities of any issuer.

         12. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

         13. Invest more than 20% of the market or other fair value of its total assets in securities that are not readily marketable, including those that are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the portfolio of the Fund or to repurchase agreements that have a maturity of seven days or less; however, the Fund will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other securities that are not readily marketable, exceed 20% of the market or other fair value of the Fund's total assets.

         14. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

         15. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

         16. Make investments for the purpose of exercising control or management over the issuer of any security.

         Although the provisions of restrictions 2 (with respect to futures contracts), 3 and 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not currently engage in such practices. See "Investment Practices."

         The Fund also will be subject to certain investment restrictions so long as the ATP remains Outstanding, which may prohibit or limit certain practices that are otherwise authorized. See "Rating Agency Guidelines."

                         PORTFOLIO MATURITY AND TURNOVER

         The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending on the Investment Adviser's general investment outlook or changes in the characteristics of high-yield securities. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates and general economic conditions. As of December 31, 1997, the weighted average maturity of the Fund's portfolio holdings was approximately
7.50 years. The weighted average maturity of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 15 years.

         The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but generally does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

         In light of the Fund's investment objective and policies, it is anticipated that the Fund's portfolio turnover rate may, from time to time, exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokers commissions. For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid brokerage commissions for the execution of portfolio transactions of $3,000, $0 and $1,499, respectively. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1995, 1996 and 1997 were 62.7%, 53.5% and 108.85%, respectively.

                                    TAXATION

         The following discussion offers only a brief outline of the federal income tax consequences of investing in ATP. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

Federal Income Tax Treatment of the Fund

         The Fund qualifies and elects to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code") and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gains (i.e., the Fund's net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to stockholders. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholder's hands as long-term capital gains.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the ATP until the asset coverage is restored. See "Description of ATP--Dividends and Dividend Periods." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) ATP in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem ATP and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

         Use of the Fund's cash to repurchase or redeem ATP may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of ATP, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of ATP might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

         Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

         The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

         If the Fund fails to qualify as a regulated investment company for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

Federal Income Tax Treatment of Holders of ATP

         Under present law and based, in part, on the Fund's representation that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund or any owners of the

ATP that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of the ATP will be able to sell his or her shares, counsel to the Fund is of the opinion that ATP will constitute stock of the Fund, and thus distributions with respect to the ATP (other than distributions in redemption of ATP subject to section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

         The Fund's income will consist of net investment income and may also consist of net capital gains. The character of the Fund's income will not affect the amount of dividends to which the holders of the ATP are entitled. Holders of the ATP are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service (the "Service") currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gains) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Stock and the four series of ATP as consisting of particular types of income (net capital gains, dividend income and ordinary income) in accordance with each class' proportionate share of the total dividends paid to all classes. Thus, each dividend paid with respect to the ATP during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gains dividend, capital gains in proportion to the ATP's proportionate share of the total dividends paid on the ATP during the year to the total dividends paid on the four series of ATP and the Common Stock during the year. The amount of the net capital gains realized by the Fund is not expected to be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to stockholders as ordinary income. Subject to the discussion below regarding changes to the capital gains tax rates, distributions of the Fund's net capital gains, if any, are taxable to stockholders at rates applicable to long-term capital gains regardless of the length of time the ATP have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a stockholder's adjusted tax basis in his or her shares of ATP and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of ATP who holds his or her shares of ATP as a capital asset.

         Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gains to the stockholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gains"). However, it is unclear whether a portion of the net undistributed capital gains would have to be allocated to the ATP for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Service as to the allocation of the net undistributed capital gains between the Common Stock and the ATP, the Fund intends to distribute its net capital gains for any year during which it has shares of ATP Outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of ATP are entitled.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to stockholders of record in one of such months and paid in January of the following year will be treated as having been distributed by the Fund and received by the stockholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, stockholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class' proportionate share of a particular type of income. However, the private ruling is not binding on the Service, and there can be no assurance that the Service will respect such treatment.

         Most of the Fund's net investment income is derived from interest-bearing securities. Accordingly, dividends paid with respect to the ATP generally will not qualify for the dividend received deduction. However, from time to time, a portion of the Fund's net investment income may be dividends on equity securities which are eligible for the dividends received deduction under
Section 243 of the Code. Corporate stockholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the ATP dividend representing the stockholder's portion of the Fund's eligible dividend income. The Service has ruled that corporate stockholders of a regulated investment company must meet the 45-day holding requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction.

         The Taxpayer Relief Act of 1997 (the "Relief Act") has altered the taxation of certain long-term capital gain income. Under the Relief Act, individuals, trusts and estates that hold certain investments for more than 18 months may be taxed at a maximum rate of 20% on gain from the sale or exchange of those investments. Individuals, trusts and estates that hold certain assets for more than one year but not more than 18 months may be taxed at a maximum rate of 28% on the gain from the sale or exchange of those investments. The Relief Act also provides a maximum rate of 25% for "unrecaptured section 1250 gain" for individuals, trusts and estates, special rules for "qualified 5-year gain," as well as other changes to prior law. The Relief Act allows the Service to prescribe regulations on how the Relief Act's new capital gain rates will apply to sales of assets by, and sales of interests in, "pass-thru entities," which include regulated investment companies such as the Fund. Pursuant to this grant of regulatory authority, the Service has announced that it will issue temporary regulations providing that a regulated investment company such as the Fund may designate a capital gain dividend as a 20% rate gain distribution, an unrecaptured section 1250 gain distribution, or a 28% rate gain distribution. If no such designation is made regarding a capital gain dividend, it is a 28% rate gain distribution. In general, a regulated investment company determines the maximum amounts which may be designated in each class of capital gain dividends as if the regulated investment company were an individual whose ordinary income is subject to a marginal rate of at least 28 percent. The Fund will notify shareholders after the close of its taxable year as to the portions of the distributions attributable to that year that constitute ordinary income (including any portion thereof qualifying for the dividends received deduction generally available to corporations), return of capital, and capital gain (and, with respect to capital gain dividends, the portions constituting 20% rate gain distributions, unrecaptured section 1250 gain distributions, and 28% rate gain distributions).

Sale of Shares

         The sale of shares of ATP (including transfers in connection with a redemption or repurchase of such shares of ATP or a liquidation of the Fund) will be a taxable transaction for federal income tax purposes. Selling holders of shares of ATP will generally recognize gain or loss in an amount equal to the difference between their basis in the ATP and the amount received in exchange therefor. If such shares of ATP are held as a capital asset, the gain or loss will generally be a capital gain or loss and will be long-term if such stockholders have held the shares for more than one year, subject to the discussion relating to changes in capital gains tax rates above. Any loss realized upon a taxable disposition of shares of ATP held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received with respect to such shares. All or a portion of any loss realized upon a taxable disposition of shares of ATP may be disallowed if other shares of ATP are purchased by the shareholder within 30 days before or after the disposition.

Backup Withholding

         The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a stockholder has been notified by the Service that they are subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

Other Taxation

         In general, federal withholding taxes at a 30% rate or a lesser rate established by treaty may apply to distributions to stockholders (except to those distributions designated by the Fund as capital gains dividends) that are nonresident aliens or foreign partnerships, trusts or corporations. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in ATP.

                             MANAGEMENT OF THE FUND

Board Of Directors

         The management of the Fund, including general supervision of the duties performed by the Investment Adviser, is the responsibility of the Board of Directors. The Directors and officers of the Fund, their addresses and their principal occupations for at least the past five years are set forth below.


                                             Positions Held                Principal Occupation(s)
      Name, Age and Address                      With Fund                 During Past 5 Years
      ---------------------                    -------------               -------------------
      Robert F. Birch*, 62                   President and Director        Mr. Birch, a private investor,
      33 Broad Street,                                                     joined the Fund as President,
      Boston, MA  02109                                                    Treasurer and a Director in
                                                                           August 1992 and since May 1993 has served as
                                                                           President and a Director. Mr. Birch served as
                                                                           Chairman and Chief Executive Officer of
                                                                           Memtek Corporation, a manufacturer of capital
                                                                           equipment utilized in the treatment of liquid
                                                                           toxic waste, from 1990 to July 1991, and was
                                                                           associated with Finn Wishengrad Warnke &
                                                                           Geyton, a consulting firm specializing in
                                                                           work-outs of financially distressed
                                                                           companies, from 1988 through 1989. Prior to
                                                                           that time, Mr. Birch was President and Chief
                                                                           Executive Officer of Gardner and Preston
                                                                           Moss, Inc., a Boston-based investment
                                                                           management firm.


                                      B-22



                                            Positions Held                 Principal Occupation(s)
Name, Age and Address                          With Fund                   During Past 5 Years
---------------------                        -------------                 -------------------

      Joseph L. Bower, 59                    Director                      Professor since 1963, Donald K.
      Harvard Business School                                              David Professor of Business
      Boston, MA  02163                                                    Administration since 1986, and
                                                                           Chairman of the Doctoral Programs and
                                                                           Director of Research from 1990 to 1995,
                                                                           Harvard Business School. Mr. Bower also has
                                                                           been a member and research fellow at the
                                                                           Institute of Politics since 1966 and a
                                                                           faculty member of the Kennedy School of
                                                                           Government since 1969. He is a director of
                                                                           Anika Research, Inc., Sonesta International
                                                                           Hotels Corporation and Brown Group, Inc. and
                                                                           a general partner of ML-Lee Acquisition Fund,
                                                                           L.P.

      Richard E. Floor*, 57                  Secretary and Director        Partner with the law firm of
      Exchange Place                                                       Goodwin, Procter & Hoar LLP,
      Boston, MA  02109                                                    Boston, Massachusetts, since 1975
                                                                           (individually and through his
                                                                           professional corporation).  Mr. Floor
                                                                           also serves as a director of Town &
                                                                           Country Corporation and Affiliated
                                                                           Managers Group.

      Bernard J. Korman, 66                  Director                      Chairman of the Board of Directors
      Graduate Health System, Inc.                                         of Graduate Health System, Inc. and
      22nd and Chestnut Streets                                            Nutramax Products, Inc.; President,
      Philadelphia, PA  19103                                              Chief Executive Officer and a
                                                                           Director of MEDIQ Incorporated from 1977 to
                                                                           1995. Mr. Korman is a director of Innoserv
                                                                           Technologies, Inc., Kapson Senior Quarters
                                                                           Corp.; Kranzco Realty Trust, Omega Healthcare
                                                                           Investors, Inc., The Pep Boys, Inc. and
                                                                           Today's Man, Inc.

      Franco Modigliani, 79                  Director                      Professor of Finance and Economics
      Massachusetts Institute                                              from 1962 to 1970, Institute Professor
        of Technology                                                      from 1970 to 1988, and Professor
      77 Massachusetts Avenue                                              Emeritus since 1988, Massachusetts
      Cambridge, MA 02139                                                  Institute of Technology.  Mr.
                                                                           Modigliani is a member of the
                                                                           National Academy of Sciences, the
                                                                           American Academy of Arts and
                                                                           Sciences, and the Academia dei
                                                                           Lincei.  In 1985 he was awarded the
                                                                           James Killan, Jr. Faculty
                                                                           Achievement Award from MIT and
                                                                           the Alfred Nobel Memorial Prize in

                                      B-23



                                            Positions Held                 Principal Occupation(s)
Name, Age and Address                          With Fund                   During Past 5 Years
---------------------                        -------------                 -------------------
                                                                           Economic Sciences. He is an Honorary
                                                                           President of the International Economic
                                                                           Association and a former President of the
                                                                           American Economic Association, the American
                                                                           Finance Association and the Econometric
                                                                           Society, and has served as a consultant to
                                                                           the Federal Reserve System, the U.S. Treasury
                                                                           Department and a number of European banks.

      Ernest E. Monrad, 67                   Director                      Trustee since 1960 and Chairman
      50 Congress Street                                                   of the Trustees since 1969,
      Boston, MA  02109                                                    Northeast Investors Trust; Chairman,

                                                                           Assistant Treasurer and Director since 1981,
                                                                           Northeast Investors Growth Fund, Inc. Mr.
                                                                           Monrad also serves as a vice president and
                                                                           director of Guild, Monrad & Oates, Inc., a
                                                                           registered investment adviser, and as a
                                                                           director of Century Shares Trust and Furman
                                                                           Lumber, Inc.

      Ellen E. Terry*, 39                    Vice President and            Vice President of the Fund from
      33 Broad Street,                       Treasurer                     December 1992 to present and
      Boston, MA  02109                                                    Treasurer from May 1993 to
                                                                           present; Acting President and Treasurer of
                                                                           the Fund from October 1991 through February
                                                                           1992; and Vice President of the Fund from
                                                                           February 1988 through February 1992. From
                                                                           1987 to February 1992, Ms. Terry was employed
                                                                           by Ostrander Capital Management, L.P., the
                                                                           former investment adviser of the Fund.

---------------------

* Directors and officers who are "interested persons" of the Fund, as defined in the 1940 Act.

         The Fund's Board of Directors consists of six members. Under the Fund's Articles and the 1940 Act, holders of the ATP are entitled to elect two Directors with the other four Directors elected by the holders of the Common Stock and the ATP voting as a single class, except in certain circumstances. In the event the Fund has no outstanding preferred stock, all of the Directors will be elected by the holders of the Common Stock. Since the Fund's inception, Messrs. Bower and Korman have been nominated for election as Directors by, and have been elected as Directors by the holders of, the Fund's outstanding preferred stock. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock and ATP or a majority of the Outstanding ATP may elect all of the Directors who are subject to election by them.

         The Fund pays each Director a fee of $20,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per telephonic Directors' meeting in which the Director participates, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch received a fee of $56,667 for his services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1997, and currently receives an annual retainer of $50,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1997 aggregate remuneration of $198,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The aggregate remuneration paid by the Fund to each of the Directors during its fiscal year ended December 31, 1997, is set forth in the chart below. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.


                                                          Pension or
                                                          Retirement
                                    Aggregate          Benefits Accrued       Estimated Annual             Total
       Name of Person,             Compensation        as Part of Fund         Benefits Upon           Compensation
           Position                 From Fund              Expenses              Retirement              from Fund
           --------                 ---------              --------              ----------              ---------
Robert F. Birch,                     $89,667                 none                   none                 $89,667*
President and Director

Joseph L. Bower,                     $33,000                 none                   none                  $33,000
Director

Richard E. Floor,                    $33,000                 none                   none                  $33,000
Secretary and Director

Bernard J. Korman,                   $33,000                 none                   none                  $33,000
Director

Franco Modigliani,                   $33,000                 none                   none                  $33,000
Director

Ernest E. Monrad,                    $33,000                 none                   none                  $33,000
Director

Ellen E. Terry,                      $104,588                none                   none                 $104,588
Vice President and
Treasurer

----------------
         *Of this amount, $56,667 was paid for service as President and $33,000 was paid for service as Director.

         The Fund's Articles and By-Laws provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with the performance of their duties on behalf of the Fund to the full extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Maryland law generally permits a director or officer to be indemnified with respect to any proceeding to which he was made a party by reason of service in his capacity as a director or officer, provided that the director or officer must have (i) acted in good faith, (ii) reasonably believed his conduct, if undertaken in his official capacity, was in the best interests of the corporation, or in any other case was at least not opposed to the best interests of the corporation, and (iii) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. No indemnification is permitted, however, with respect to any proceeding by or in the right of the corporation in which the director or officer has been adjudged liable on the basis that he improperly received personal benefit. Further, under the 1940 Act as interpreted by the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it

(i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal for insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(10) of the 1940 Act nor parties to the proceeding, or
(b) an independent legal counsel in written opinion.

         The Fund, at its expense, may in the future provide liability insurance for the benefit of its Directors and officers.

Holdings of ATP and Common Stock

         The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at March 31, 1998. As of such date, all Directors and officers of the Fund owned less than 1% of the Common Stock of the Fund, and no Director or officer owned any of the ATP.

The Investment Adviser

         The Board of Directors of the Fund appoints the Fund's investment adviser annually, subject to stockholder approval.

         In addition to the Fund, Wellington Management served as investment adviser or sub-adviser to 126 other investment company portfolios as of December 31, 1997.

         The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Advisory

Agreement provides that the Investment Adviser will, upon request of the Fund but subject to availability, make available to the Fund office facilities, equipment, personnel and services (other than as specifically set forth in the Advisory Agreement). Such office facilities, equipment, personnel and services are to be provided to the Fund at cost.

         Advisory Agreement. At a meeting held on February 18, 1992, the Board of Directors (including all Directors who are not "interested persons" of the Fund, as defined in the 1940 Act) unanimously approved the Advisory Agreement for a two-year period commencing February 19, 1992. The Advisory Agreement was subsequently approved by the Fund's stockholders at a meeting held on May 11, 1992. The Advisory Agreement was last approved by the Board of Directors and by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party on February 11, 1998. The Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and as further described below), or by the Investment Adviser, in each case on sixty (60) days prior written notice, and will terminate automatically in the event of its assignment. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of either (a) the vote of 67% or more of the shares of the applicable class or classes present at the relevant meeting, if the holders of more than 50% of the outstanding shares of the applicable class or classes are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the applicable class or classes. For purposes of voting on any approval, continuation or termination of the Advisory Agreement, holders of the ATP and the Common Stock vote as a single class.

         Under the terms of the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Advisory Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

         Portfolio Execution. The Advisory Agreement authorizes Wellington Management to arrange for the execution of the Fund's portfolio transactions by selecting the brokers or dealers that will execute the purchases and sales of portfolio securities of the Fund and directs Wellington Management to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Wellington Management may, in its discretion, purchase and sell portfolio securities through brokers who provide Wellington Management or the Fund with research, analysis, advice and similar services, and Wellington Management may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that Wellington Management determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Wellington Management to the Fund and Wellington Management's other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

         In selecting a broker or dealer for each specific transaction, Wellington Management will use its best judgment to choose the broker or dealer most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following: capable floor brokers or traders, competent block trading coverage, good communication, ability to position, retail distribution and underwriting, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

         On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, Wellington Management, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund. Research services furnished by brokers through which the Fund effects securities transactions may be used by Wellington Management in servicing all of its clients, and not all such services may be used by Wellington Management in connection with the Fund.

         Administrative Services. Wellington Management provides only investment advisory services to clients and does not provide administrative and managerial services that generally are required by a publicly held investment company such as the Fund. Accordingly, since February 1992 the Fund has engaged Ellen E. Terry, Vice President and Treasurer, to perform administrative services. Subject to the supervision of the Board of Directors and officers of the Fund, Ms. Terry, among other things, coordinates the preparation of the Fund's semi-annual, annual and other periodic reports, proxy statements and other communications with stockholders; oversees the preparation of the Fund's periodic reports required to be filed with the Commission, Moody's and Fitch; and assists in responding to stockholder/retail broker inquiries and disseminating information to the same based on information provided. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the Board of Directors and Ms. Terry. Ms. Terry and Mr. Saidnawey previously performed these administrative services for the Fund as employees of the Fund's former investment adviser.

         Ms. Terry receives $7,083 per month for the services set forth above and her services are terminable by either party on ninety (90) days' notice. Mr. Saidnawey receives $4,167 per month for the services set forth above and his services are terminable by either party on ninety (90) days' notice. Unlike other funds that are affiliated with larger organizations, the Fund relies on Ms. Terry, Mr. Saidnawey and Robert F. Birch, its President, for its administrative and related services. In the event of a departure of these individuals, the Fund would likely be forced to replace them with others or with a larger organization, which could result in an increase in the Fund's annual expenses.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value of the Common Stock will be determined no less frequently than the close of trading on the Exchange (generally 4:00 p.m. New York time) on the last Business Day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities, (ii) accumulated and unpaid dividends on the Outstanding ATP and (iii) the aggregate Liquidation Value of the Outstanding
ATP) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets for all purposes other than the determination of the Discounted Value of such assets pursuant to the Rating Agency Guidelines, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. The Fund also utilizes prices supplied by its Custodian from Bridge Fixed-Income Services. Any security or option for which the primary market is an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investments; (ii) the nature and duration of restrictions on disposition of the securities; and
(iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

                               DESCRIPTION OF ATP

General

         The shares of ATP have a liquidation preference equal to their Liquidation Value per share, plus all accumulated but unpaid dividends thereon (whether or not earned or declared) to the date of final distribution. The ATP Series D when issued and sold through this offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Stock or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The ATP will be subject to optional and mandatory redemption as described below under "Redemption."

         Holders of the ATP Series D will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will act as securities depository (together with any successor securities depository selected by the Fund, the "Securities Depository") for the Agent Members with respect to the ATP Series D.

         In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the ATP Series D. Furthermore, the Auction Agent will send notices to Holders of the ATP of any meeting at which Holders of shares of ATP have the right to vote. See "Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

         Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of ATP, so long as the Fund is current in the payment of dividends on the ATP and on any other capital shares of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

         The Holders of ATP will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code and to the extent available and in preference to and priority over any dividend declared and payable on the Common Stock.

         On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid to the record holder, which holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment shall first be credited against the earliest declared but unpaid dividends.

         Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "Determination of Dividend Rate" below. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "Default Period" below.

         The amount of dividends per Outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the Liquidation Value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         Determination of Dividend Rate. The dividend rate during the period from and including the Date of Original Issue to and including the initial Auction Date will be the rate per annum set forth on the inside cover page of the Prospectus. The first Auction Date will be as set forth on the cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of each series of ATP; provided, however, that no such designation is necessary for a Standard Term Period and that any designation of an Alternate Term Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the ATP shall have been cured as set forth under "Default Period," (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Alternate Term Period,
(iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Alternate Term Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and an ATP Basic Maintenance Certificate (as defined below) to Moody's (if Moody's is then rating the ATP), to Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and so requires.

         If the Fund proposes to designate any Alternate Term Period, not fewer than 15 (or two Business Days in the event the duration of the Dividend Period prior to such Alternate Term Period is fewer than 15 days) nor more than 30 days prior to the first day of such Alternate Term Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Alternate Term Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Alternate Term Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Alternate Term Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Alternate Term Period in which latter event the succeeding Dividend Period shall be a Standard Term Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Alternate Term Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as an Alternate Term Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate an Alternate Term Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Alternate Term Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Alternate Term Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Term Period.

         Default Period. A "Default Period" will commence on the applicable date set forth below if the Fund fails to (i) declare prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on, or (to the extent permitted as described below) within two Business Days after, such Dividend Payment Date to the persons who held shares of ATP as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend payable on such Dividend Payment Date,
(ii) to deposit, irrevocably in trust, in same-day funds, with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two Business Days after any Dividend Payment Date the full amount of any declared dividend on the relevant series of ATP payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two Business Days after any date fixed for redemption of shares of ATP called for redemption, the applicable redemption price (a "Redemption Default"), or (iii) to maintain the "aaa"/AAA Credit Rating unless the "aaa"/AAA Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the "aaa"/AAA Credit Rating (a "Rating Default"). A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the "aaa"/AAA Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which the ATP is mandatorily redeemed as provided herein. Holders of two-thirds of the ATP Series D then Outstanding may waive any Dividend Default, Redemption Default or Rating Default.

         The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Default Rate; and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Term Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within two Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such Persons in the same form of funds by 12:00 noon, New York City time, on any of the first two Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by 360. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon New York City time on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

         Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the ATP, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gain taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the ATP) subject to the foregoing and any requirements of Maryland law.

         Swap Arrangements. The Fund has entered into three interest payment swap arrangements (the "Swap Arrangements") with BankBoston. Pursuant to each of the Swap Arrangements the Fund makes payments to BankBoston on a monthly basis at fixed annual rates. In exchange for such payments BankBoston makes payments to the Fund on a monthly basis at a variable rate determined with reference to the level of short-term interest rates from time to time. The notional amount, maturity, and fixed rates of the swaps are as follows:

            Notional Amount                            Maturity                            Fixed Annual Rate
              $65 million                          February 7, 1999                              5.25%
              $20 million                           October 7, 2002                              6.07%
              $10 million                           October 2, 2002                             6.225%


         The effect of the Swap Arrangement is to hedge the Fund's dividend payment obligations with respect to $95 million of the ATP. For example, with respect to the swap having the notional amount of $65 million, if the dividend rate on the ATP and the short-term interest rate used to determine the Fund's payment obligation under the Swap Arrangement were 8%, the Fund would (i) receive a payment from

BankBoston in an amount equal to 8% (per annum) of the $65 million notional amount of the Swap Arrangement, (ii) make a payment to BankBoston in an amount equal to 5.25% (per annum) of the $65 million notional amount of the Swap Arrangement, and (iii) pay dividends to the holders of the outstanding ATP in an amount equal to 8% (per annum) of the $150 million aggregate liquidation preference of the ATP. Conversely, if the dividend rate on the ATP and the short-term interest rate used to determine the Fund's payment obligation under the Swap Arrangement were 4%, the Fund would (i) receive a payment from BankBoston in an amount equal to 4% (per annum) of the $65 million notional amount of the Swap Arrangement, (ii) make a payment to BankBoston in an amount equal to 5.25% (per annum) of the $65 million notional amount of the Swap Arrangement, and (iii) pay dividends to the holders of the outstanding ATP in an amount equal to 4% (per annum) of the $150 million dollar aggregate liquidation preference of the ATP. It should be noted that the relationship between the Swap Arrangement and the ATP has been simplified in the foregoing examples for purposes of illustration. The Fund's payment obligation under the Swap Arrangement and rate of dividends on the three series of ATP are likely to differ, particularly if the Fund elects to establish a dividend period for the ATP which is longer than 28 days, although each generally should be determined with reference to short-term interest rates (except to the extent the Fund establishes relatively long ATP dividend periods). See "Description of Capital Stock." The Fund makes dividend payments to the holders of ATP on the basis of the results of periodic auctions in accordance with its terms without regard to the Swap Arrangement and will continue to do so in the event the Swap Arrangement is terminated. The Fund is subject to the risk that BankBoston will not make its required payments under the Swap Arrangement. In such event, the Fund will have contractual remedies pursuant to the agreements related to the Swap Arrangement.

         The Fund obtained consents from Moody's and Fitch to enter into the Swap Arrangements. In connection with obtaining such consent, the Fund agreed to an increase in its discounted asset coverage requirement as described below under "Asset Maintenance." Each Swap Arrangement will remain in effect through the maturity date specified above, subject to early termination in certain circumstances, such as a default in payment obligations under the Swap Arrangement, a breach by either party of any agreement or obligation under the Swap Arrangement, the bankruptcy of either party to the Swap Arrangement, certain changes in tax laws, and illegality. Upon any such early termination the Fund will be required to make a payment to, or will receive a payment from, BankBoston, based on the market value of the Swap Arrangement at that time. In the event that the Fund fails to satisfy certain asset coverage requirements that give rise to a mandatory redemption of ATP, the Fund has agreed with Moody's and Fitch that it will terminate a Swap Arrangement to the extent the notional amount of such Swap Arrangement following such redemption would exceed the aggregate liquidation preference of the ATP that would remain outstanding following such redemption, or in such greater amount as the Fund may determine, subject to deferral to the extent the value of the Swap Arrangement then exceeds a specified benchmark.

         In light of the proposed increase in the Fund's Outstanding ATP, the Fund will consider adjustments in its swap arrangements. The timing and amount of any such adjustment will depend upon market conditions.

         Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on the Common Stock or purchase any Common Stock if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the Outstanding shares of ATP would be less than 200%. Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund intends, however, to redeem shares of ATP to the extent necessary to maintain such qualification. See "Taxation."

         Upon failure to pay dividends for two years or more, the holders of ATP will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of ATP upon any failure to pay dividends on the ATP.

         For so long as any shares of ATP are Outstanding, except in connection with the liquidation the Fund, or a refinancing of the ATP as provided in the Articles, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the ATP as to dividends or upon liquidation) in respect to Common Stock or any other shares of the Fund ranking junior to or on a parity with the ATP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the ATP as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the ATP as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be achieved, (ii) full cumulative dividends on the ATP due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of shares of ATP required to be redeemed by any provision for mandatory redemption contained in the Articles.

Redemption

         Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 days and not more than 40 days prior notice. The optional redemption price per share shall be the Liquidation Value per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of ATP by reason of the redemption of ATP on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount.

         The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the ATP, but is under no obligation to do so.

         Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act ATP Asset Coverage, and such failure is not cured within two Business Days following the relevant Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount or the last Business Day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the ATP will be subject to mandatory redemption out of funds legally available therefor. See "Asset Maintenance." The number of shares of ATP to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of ATP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or sufficient to satisfy 1940 Act ATP Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of ATP then Outstanding will be redeemed), and (ii) the maximum number of shares of ATP that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         The Fund shall allocate the number of shares required to be redeemed to satisfy the ATP Basic Maintenance Amount or the 1940 Act ATP Asset Coverage, as the case may be, pro rata among the Holders of shares of ATP in proportion to the number of shares they hold and shares of other Preferred stock subject to mandatory redemption provisions.

         If the Fund at any time fails to maintain the "aaa"/AAA Credit Rating for the ATP, and such failure is not cured within 90 calendar days thereafter (the "Rating Default Cure Date"), all shares of ATP will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "Dividends and Dividend Periods-Default Period." To maintain the "aaa"/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations, as used in the rules and regulations under the Securities Exchange Act of 1934, as amended, one of which shall be Moody's or S&P.

         Shares of ATP may be subject to mandatory redemption in accordance with the foregoing redemption provision notwithstanding the terms of any Specific Redemption Provisions.

         The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of shares of ATP which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those shares of ATP on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of ATP and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

         The redemption price per share in the event of any mandatory redemption will be the Liquidation Value per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year) any redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealer and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of ATP called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of record of shares of ATP called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the ATP at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of shares of ATP to be redeemed,
(iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

         If fewer than all of the shares of a series of ATP are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of ATP may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the shares of ATP, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been earned or declared through the redemption date.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be Outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of ATP called for redemption on such date and
(ii) such other amounts, if any, to which Holders of shares of ATP called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

         So long as any shares of ATP are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no shares of ATP may be redeemed unless all dividends in arrears on the Outstanding shares of ATP, and all capital stock of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of ATP and all shares ranking in a parity with the ATP must receive proportionate amounts.

         Except for the provisions described above, nothing contained in the Articles limits any legal right of the Fund to purchase or otherwise acquire any shares of ATP outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of ATP for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act ATP Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of ATP are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Restrictions on Transfer

         Shares of ATP Series D may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, (c) to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent or (d) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of ATP Series D through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of ATP Series D issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar. See "Auction Procedures."

         The certificates representing the shares of ATP Series D issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the transfer agent and/or registrar.

Asset Maintenance

         The Fund is required to satisfy two separate asset coverage requirements under the terms of the Articles. These requirements are summarized below.

         ATP Basic Maintenance Amount. The Fund is required to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP). For this purpose, the Market Value of the Fund's portfolio securities is
(i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. The Fund has a pricing services agreement with Bridge Fixed-Income Service. The Fund may substitute another pricing service, provided that it has received notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP) that such substitution will not impair the "aaa"/AAA Credit Rating. If the Fund fails to maintain Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of ATP. See "Redemption."

         The "ATP Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of

                  (1) (A) the sum of the products resulting from multiplying the number of Outstanding shares of each series of ATP on such date by the Liquidation Value per share of such series; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of ATP Outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd day occurs before the first following Dividend Payment Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Applicable Rate for a Standard Term Period multiplied by the Volatility Factor on any shares of ATP Outstanding from the first day following the Dividend Payment Date referred to in (B) above through the 42nd day after such Valuation Date, but only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to shares of ATP for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of
         (1)(A) through (1)(D), and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund; less

                  (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through (1)(F) ("value" for purposes of this clause (2) shall mean the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and A-1+ by S&P, it will be valued at its face value).

         Pursuant to the Fund's arrangements with Moody's and Fitch the Fund has agreed upon a methodology for adjusting the Basic Maintenance Amount in light of the Swap Arrangements. On any Valuation Date, the Fund will determine the net amount that would be payable to or payable by the Fund pursuant to each Swap Arrangement as if the Swap were being terminated as of such Valuation Date (the "Termination Value"). The Termination Value will be determined using the average of two market quotations provided by two dealers. If the Termination Value would be payable by the Fund, the Fund will treat the sum of the Termination Value and 1.5% of the notional amount of the Swap outstanding (the "Adjusted Notional Amount") as a liability of the Fund in calculating the Basic Maintenance Amount. If the Termination Value would be payable to the Fund, the Fund will treat the Discounted Termination Value as Eligible Assets in calculating the Basic Maintenance Amount. The Discounted Termination Value shall be the difference between the Termination Value and the Adjusted Notional Amount adjusted by a Discount Factor which shall be determined by treating (a) the Swap as if it were a Debt Security, (b) the Swap counterparty as the issuer of such Debt Security and (c) the time remaining until the Swap's expiration date as the remaining maturity of such Debt Security.

         Solely for purposes of calculating the ATP Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by Moody's (if Moody's is then rating the ATP) or Fitch (if Fitch is then rating the ATP) are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 43-day period.

         The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the ATP. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund, the ATP Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires that any such changes would not impair the "aaa"/AAA Credit Rating. If the Fund fails to maintain the "aaa"/AAA Credit Rating and is unable to restore the "aaa"/AAA Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the ATP. See "Redemption" and "Rating Agency Guidelines" above.

         1940 Act ATP Asset Coverage. The Fund is required under the Articles to maintain 1940 Act ATP Asset Coverage on each Friday, or, if such day is not a Business Day, the next preceding Business Day, in which any shares of ATP are Outstanding. If the Fund fails to maintain 1940 Act ATP Asset Coverage and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of the ATP. See "Redemption."

         The Fund estimates that on the Date of Original Issue of the ATP Series D, based on the composition of its portfolio as of March 31, 1998, the 1940 Act ATP Asset Coverage, after giving effect to the issuance of the shares of ATP Series D ($60 million) and the deduction of sales load and estimated offering expenses for such shares ($720,000), will be computed as follows:

         Value of Fund assets less
         liabilities not constituting
               senior securities                $541,004,318
         ----------------------------           ------------   =     258%
             Senior securities                  $210,000,000
         representing indebtedness ($0)
          plus Liquidation Value
               of the ATP

         Notices. The Fund is required to deliver a certificate with respect to the calculation of the ATP Basic Maintenance Amount and the value of the portfolio holdings of the Fund (a "ATP Basic Maintenance Certificate") (i) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) the Business Day preceding the Date of Original Issue and (b) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 125% of the ATP Basic Maintenance Amount, (ii) to the Auction Agent, Fitch (if Fitch is than rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) every fourth Valuation Date after the Date of Original Issue for the first year following the Date of Original Issue, (b) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and (c) on request by Fitch or such Other Rating Agency, as applicable, (iii) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of (a) the Valuation Date next following the date of redemption by the Fund of shares of Common Stock which, together with all other shares of Common Stock purchased during the six months preceding such date, equal in excess of 1,000,000 shares of Common Stock, and (b) the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below, and (iv) to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires as of a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount. Such ATP Basic Maintenance Certificate shall be delivered in the case of clause (i)(a) on the Date of Original Issue and in the case of clauses (i)(b), (ii), (iii) and
(iv) above on or before the third Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund is required to deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires, a certificate with respect to the calculation of the 1940 Act ATP Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act ATP Asset Coverage Certificate") (i) as of the Business Day preceding the Date of Original Issue with respect to ATP Series D, and (ii) as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Asset Coverage. Such 1940 Act ATP Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the third Business Day after the relevant Valuation Date or the Asset Coverage

Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

         On the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP Series D), Fitch (if Fitch is then rating the ATP Series D) and any Other Rating Agency which is then rating the ATP Series D and which so requires, a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the ATP Basic Maintenance Certificate and the 1940 Act ATP Asset Coverage Certificate required to be delivered by the Fund on the Date of Original Issue. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which an ATP Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires, an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such ATP Basic Maintenance Certificate and in any other ATP Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within eight Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act ATP Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any Other Rating Agency which is then rating the ATP and which so requires an Accountant's Certificate regarding the accuracy of calculations made by the Fund in such 1940 Act ATP Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each ATP Basic Maintenance Certificate and 1940 Act ATP Asset Coverage Certificate required to be delivered as of a Business Day on or before any Asset Coverage Cure Date, within five days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount on such prior Valuation Dates. In the event that an ATP Basic Maintenance Certificate or 1940 Act ATP Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified in the Articles, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or the 1940 ATP Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

Liquidation

         In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders of ATP and any other shares ranking in parity with the ATP, in preference to the Holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount equal to the Liquidation Value per share of the ATP, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, Holders of ATP will not be entitled to any premium to which such Holder would be entitled to receive upon redemption of such shares of ATP. After payment of the full amount of such liquidation distribution, the owners of the ATP will not be entitled to any further participation in any distribution of assets of the Fund.

         If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any shares of ATP are entitled, such assets or the proceeds thereof will be distributed among the owners of the shares of ATP and any other shares ranking on a parity therewith, ratably.

         In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the shares of ATP of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the Holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Stock.

         A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the ATP or any shares issuable in exchange for shares of ATP in any such consolidation or merger.

         To the extent other shares of ATP are issued by the Fund, including additional series of ATP or additional shares of the ATP Series A, ATP Series B, ATP Series C or ATP Series D, such shares will share equally and on a pro rata basis with the ATP then Outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Voting Rights

         Except as otherwise indicated herein and except as otherwise required by applicable law, Holders of shares of ATP have equal voting rights with Holders of Common Stock (one vote per share) and vote together with Holders of shares of Common Stock as a single class. Under applicable rules of the New York Stock Exchange, the Fund is currently required to hold annual meetings of stockholders.

         In connection with the election of the Fund's Board, the holders of Outstanding shares of preferred stock, including ATP Series D, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of preferred stock, including ATP Series D, entitling the holder thereof to one vote. The holders of Outstanding shares of Common Stock and preferred stock, including ATP Series D, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Outstanding shares of the preferred stock, including Outstanding ATP Series D, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any other shares of preferred stock are entitled under the 1940 Act to elect a majority of the directors of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of shares of preferred stock as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Holders of shares of preferred stock, including the ATP, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such Holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including the ATP, for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Holders of shares of preferred stock, including the ATP (but not of the Directors with respect to whose election the Holders of Common Stock were entitled to vote or the two Directors the Holders of shares of preferred stock including the ATP, have the right to elect in any event), will terminate automatically. Any shares of ATP issued after the date hereof shall vote with the ATP as a single class on the matters described above, and the issuance of any other shares of ATP by the Fund may reduce the voting power of the ATP.

         The affirmative vote of the Holders of a majority of the outstanding preferred stock determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, including the ATP, voting as a class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of ATP; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on parity with the ATP or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on parity with the ATP (except that, the Board of Directors, without the vote or consent of the Holders of ATP, may from time to time authorize, create and classify, and the Fund may from time to time issue, series or shares of preferred stock, including ATP, ranking on a parity with the ATP with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act ATP Asset Coverage and ATP Basic Maintenance Amount requirements, or in connection with a refinancing of the ATP); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (D) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow from banks for temporary or emergency purposes or as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount as of the immediately preceding Valuation Date.

         The affirmative vote of the Holders of a majority of the Outstanding shares of ATP, voting as a separate class, will also be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security Holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class vote of Holders of shares of ATP described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. In addition, the affirmative vote of the Holders of a majority of the Outstanding shares of each series of ATP, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

         The foregoing voting provisions will not apply with respect to the ATP if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         The Board of Directors, without the vote or consent of any holder of the preferred stock, including the ATP, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions of the terms or provisions listed below provided that the Board of Directors receives written confirmation from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) (with such confirmation in no event being required to be obtained from a particular rating agency in the case of the definitions relevant only to and adopted in connection with the rating of the ATP, if any, by any other rating agency) that such amendment, alteration or repeal would not impair the rating then assigned by Moody's or Fitch, respectively.

      ATP Basic Maintenance Amount                   Maximum Applicable Rate
      ATP Basic Maintenance Certificate              Minimum Applicable Rate
      Asset Coverage Cure Date                       Moody's Discount Factor
      Deposit Securities                             Moody's Eligible Assets
      Discounted Value                               Moody's Industry Classification
      Exposure Period                                1940 Act Asset Coverage Cure Date
      Fitch Discount Factor                          1940 Act ATP Asset Coverage
      Fitch Eligible Assets                          Short Term Money Market
      Fitch Industry Classification                     Instruments
      Market Value (including certain                Volatility Factor
         provisions relevant to futures              Last Paragraph of Section 12 of the Articles
         and options transactions)                   (discussing valuation of certain option
                                                     provisions)

      In addition, the Board of Directors, without the vote or consent of any Holder of the preferred stock, including ATP, or any other stockholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of minimum liquidity level) or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to ATP and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of ATP or the Holders thereof, provided the Board of Directors receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

      Also, subject to compliance with applicable law, the Board of Directors may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Applicable Rate shown therein without the vote or consent of the Holders of the shares of the preferred stock, including ATP, or any other stockholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the ATP Basic Maintenance Amount.

      Unless otherwise required by law, holders of shares of ATP shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of

ATP shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of ATP, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.

                               AUCTION PROCEDURES

General

      Neither the Fund nor any Affiliate shall submit an Order in any Auction.

Dividend Rates and Auction Dates

      The Dividend Rate for each Dividend Period will be determined on the Auction Date in respect of such Dividend Period. If Sufficient Clearing Orders exist for an Auction, the Dividend Rate for the ensuing Dividend Period will be the Winning Rate, or, if all shares in the Auction are the subject of Submitted Hold Orders in respect of a Dividend Period of fewer than 93 days, the Minimum Applicable Rate. If Sufficient Clearing Orders do not exist for any Auction, the ensuing Dividend Period will be a Standard Term Period and the Dividend Rate for that Dividend Period will be the Maximum Applicable Rate. Except in the case of a Default (as discussed above), or where all shares of the relevant series of ATP are subject to Submitted Holder Orders if there is no Auction on any Auction Date, the next Dividend Period will be a Standard Term Period and the Dividend Rate will be the Maximum Applicable Rate that could have resulted from an Auction in respect of a Standard Term Period on such Auction Date. The Fund is obligated to exercise its best efforts to maintain an Auction Agent.

Orders by Existing Holders and Potential Holders

      On or prior to each Auction Date and prior to the Submission Deadline (initially 1:00 P.M., New York City time), each Existing Holder, with respect to shares it then holds, may submit to a Broker-Dealer by telephone or otherwise a Hold Order, a Hold/Sell Order or a Sell Order and each Broker-Dealer will contact Potential Holders to determine the Buy Orders, if any, to be made by such Potential Holders.

Submission of Orders to Auction Agent

      Each Order must be submitted in writing by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on each Auction Date for the Auction to be conducted on such Auction Date and must specify (A) the name of the Existing Holder or Potential Holder placing such Order, (B) the aggregate number of shares that are the subject of such Order, (C) to the extent that such Orders are placed by an Existing Holder, the number of shares, if any, subject to any Hold Order, Hold/Sell Order or Sell Order, and (D) the rate, if any, specified in each Order.

      If any rate specified in any Order contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next higher one thousandth of 1%.

      If an Order or Orders covering all shares held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, only in the case of an Auction preceding a Dividend Period of 93 days or fewer and at the conclusion of a Dividend Period of 93 days or fewer, deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent. If an Order or Orders covering all shares of ATP held by any Existing Holder are not submitted to the Auction Agent by the Submission Deadline, the Auction Agent will, in the case of all other Auctions, deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      If one or more Orders covering in the aggregate more than the number of shares of the relevant series of ATP held by an Existing Holder are submitted to the Auction Agent, such Orders will be valid in accordance with the Validity Procedures.

      If more than one Order is submitted on behalf of any Existing Holder or Potential Holder, each Order submitted will be a separate Order.

      If any rate specified in any Order is lower than the Minimum Applicable Rate for the Dividend Period with respect to which such Order is made in the case of any Dividend Period of 93 days or fewer, such Order will be deemed to be an Order specifying a rate equal to such Minimum Applicable Rate.

      In the case of any Dividend Period of more than 93 days, only Buy Orders, Hold/Sell Orders or Sell Orders may be submitted and Hold Orders may not be submitted.

Determination of Sufficient Clearing Orders and Applicable Rate

      Not earlier than the Submission Deadline, on each Auction Date, the Auction Agent will assemble all Submitted Orders and will determine whether Sufficient Clearing Orders exist and the Applicable Rate.

Acceptance of Orders and Allocation of Shares

      Based upon the results of the Auction, the Auction Agent will determine the aggregate number of shares to be held and sold by Existing Holders and to be purchased by Potential Holders, and, with respect to each Broker-Dealer, determine the extent to which such Broker-Dealer will deliver, and from which other Broker-Dealers such Broker-Dealer will receive, shares.

      If Sufficient Clearing Orders exist, subject to the Rounding Procedures:

         (i)  all Submitted Hold Orders will be accepted;

         (ii) all Submitted Sell Orders will be accepted and all Submitted Hold/Sell Orders specifying any rate higher than the Winning Rate will be accepted as Sell Orders;

         (iii) all Submitted Hold/Sell Orders specifying a rate lower than the Winning Rate will be accepted as Hold Orders;

         (iv) all Submitted Buy Orders specifying a rate lower than the Winning Rate will be accepted;

         (v) all Submitted Hold/Sell Orders specifying a rate equal to the Winning Rate will be accepted as Hold Orders unless the number of shares subject to all such Submitted Hold/Sell Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii) and (iv) above, in which event each such Submitted Hold/Sell Order will be accepted as a Hold Order and a Sell Order as to the respective number of shares determined in accordance with the Proration Procedures; and

         (vi) all Submitted Buy Orders specifying a rate equal to the Winning Rate will be accepted, unless the number of shares subject to all such Submitted Buy Orders is greater than the number of shares remaining unaccounted for after the acceptances described in clauses (i), (iii), (iv) and (v) above, in which event each such Submitted Buy Order will be accepted only as to the number of shares determined in accordance with the Proration Procedures.

      If Sufficient Clearing Orders do not exist, subject to the Rounding
Procedures:

         (i)      all Submitted Hold Orders will be accepted;

         (ii) all Submitted Hold/Sell Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted as Hold Orders;

         (iii) all Submitted Buy Orders specifying a rate equal to or lower than the Maximum Applicable Rate will be accepted; and

         (iv) all Submitted Hold/Sell Orders specifying a rate higher than the Maximum Applicable Rate and all Submitted Sell Orders will be accepted as Hold Orders and as Sell Orders as to the respective number of shares of the relevant series of ATP determined in accordance with the Proration Procedures.

Notification of Results; Settlement

      The Auction Agent will advise each Broker-Dealer that submitted an Order whether such Order was accepted and of the Applicable Rate for the next Dividend Period by telephone by approximately 3:00 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order will as soon as practicable advise each Existing Holder and Potential Holder whether its Order was accepted and will confirm in writing purchases and sales with each Existing Holder and Potential Holder purchasing or selling shares as a result of an auction as soon as practicable on the Business Day next succeeding the Auction Date. Each Broker-Dealer that submitted a Hold Order will advise each Existing Holder on whose behalf such Hold Order was submitted of the Applicable Rate for the shares of the relevant series of ATP for the next Dividend Period.

      In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery to their Agent Members in same-day funds.

      If any Existing Holder selling shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares in such Auction may deliver to such person a number of whole shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

Broker-Dealers; Commissions

      Broker-Dealers which submit Orders for the account of others must be authorized by law to perform such function. A Broker-Dealer may acquire shares for its own account. If a Broker-Dealer submits an Order for its own account in an Auction, it may have an advantage over others because it would have knowledge of other Orders placed through it in that Auction.

      The Auction Agent after each Auction will initially pay to each Broker-Dealer, from funds provided by the Fund a service charge based on the purchase price of shares placed by the Broker-Dealer at such Auction. Initially, the annual rate of such service charge with respect to Dividend Periods of less than one year shall be an annual rate of .25%, depending on the results of the Auction and, in the case of Dividend Periods of one year or more, a percentage agreed upon between the Fund and the Broker-Dealer. For purposes of this paragraph, shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Existing Holders and were acquired by such Existing Holders through the Broker-Dealer or (ii) the subject of an Order submitted by the Broker-Dealer that is (A) a Submitted Order of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Order of a Potential Holder that resulted in such Potential

Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order. In the event an Auction scheduled to occur on an Auction Date fails to occur for any reason, Broker-Dealers will be entitled to service charges as if the Auction had occurred and all holders of shares placed by them submitted valid Hold Orders.

The Auction Agent

      Bankers Trust Company will serve as the Auction Agent for so long as ATP Series D shares are Outstanding. The Auction Agent is acting solely as agent of the Fund and is not a trustee for holders of ATP Series D. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties as Auction Agent.

      The Auction Agent may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor Auction Agent is appointed by the Fund. The Fund may also replace the Auction Agent.

                              FINANCIAL STATEMENTS


      The Fund will furnish, without charge, a copy of its Annual Report, upon written request to the Fund at 33 Broad Street, Fifth Floor, Boston, Massachusetts or request by phone at (617) 263-6400.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1997 (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal                                                Moody's       Value
Amount/Units                                             Rating     (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 91.13% (e)
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.96%
$ 5,000      Argo-Tech Corporation, Senior
               Subordinated Notes, 8.625%,
               10/01/07 (i) ..........................     B3         $ 4,988
  3,500      K&F Industries, Inc., Senior
               Subordinated Notes, 9.25%,
               10/15/07 (i) ..........................     B3           3,596
  3,065      Moog, Inc., Senior Subordinated
               Notes, 10%, 05/01/06 ..................     B2           3,310
                                                                       ------
                                                                       11,894
                                                                       ------
Automobile -- 3.90%
  2,500      Collins & Aikman Products Co.,
               Senior Subordinated Notes,
               11.50%, 04/15/06 ......................     B3           2,809
  2,500      Federal-Mogul Corporation, Senior
               Notes, 8.80%, 04/15/07 ................     Ba2          2,638
    960      Hayes Wheels International, Inc.,
               Senior Subordinated Notes,
               11%, 07/15/06 .........................     B3           1,032
  4,000      Key Plastics, Inc., Senior
               Subordinated Notes, 10.25%,
               03/15/07                                    B3           4,240
  3,000      LDM Technologies, Inc., Senior
               Subordinated Notes, 10.75%,
               01/15/07 ..............................     B3           3,270
  1,500      Lear Corporation, Subordinated
               Notes, 9.50%, 07/15/06 ................     Ba3          1,650
                                                                       ------
                                                                       15,639
                                                                       ------
 Banking -- 3.99%
  1,250      Dime Bancorp, Inc., Senior Notes,
               10.50%, 11/15/05 ......................     Ba1          1,343
  2,500      First Nationwide (Parent) Holdings,
               Inc., Senior Notes, 12.50%,
               04/15/03 ..............................     B3           2,844
  1,500      FirstFed Financial Corp., Notes,
               11.75%, 10/01/04 ......................     B2           1,620
  3,500      Hawthorne Financial Corporation,
               Notes, 12.50%, 12/31/04 (i) ...........     (f)          3,500
  5,000      Western Financial Bank,
               Subordinated Capital
               Debentures, 8.875%, 08/01/07 ..........     B1           4,800


Principal                                                Moody's       Value
Amount/Units                                             Rating     (Note 1(a))
--------------------------------------------------------------------------------

$ 2,064      WestFed Holdings, Inc., Split
               Coupon Senior Debentures,
               15.50%, 09/15/99 (a)(c) ...............     (f)        $ 1,899
                                                                       ------
                                                                       16,006
                                                                       ------
Beverage, Food and Tobacco -- 0.54%
    810      Aurora Foods Inc., Series C,
               Senior Subordinated Notes,
               9.875%, 02/15/07 ......................     B3             855
  2,325      Del Monte Foods Company,
               Senior Discount Notes, 12.50%,
               12/15/07 (g)(i) .......................     Caa1         1,331
                                                                       ------
                                                                        2,186
                                                                       ------
Buildings and Real Estate -- 2.54%
  1,000      Associated Materials Incorporated,
               Senior Subordinated Notes,
               11.50%, 08/15/03 ......................     B3           1,070
  3,000      Kaufman and Broad Home
               Corporation, Senior
               Subordinated Notes, 9.625%,
               11/15/06 ..............................     Ba3          3,165
  4,000      Standard Pacific Corp., Senior
               Notes, 8.50%, 06/15/07 ................     Ba2          4,000
  2,000      Toll Corp., Senior Subordinated
               Notes, 7.75%, 09/15/07 ................     Ba3          1,980
                                                                       ------
                                                                       10,215
                                                                       ------
Chemicals, Plastics and Rubber -- 6.82%
  5,000      Acetex Corporation, Senior
               Secured Notes, 9.75%,
               10/01/03 ..............................     B1           5,150
  1,000      Borden Chemicals and Plastics
               Operating Limited Partnership,
               Notes, 9.50%, 05/01/05 ................     Ba2          1,070
  1,500      Buckeye Cellulose Corporation,
               Senior Subordinated Notes,
               8.50%, 12/15/05 .......................     Ba3          1,522
  3,500      Freedom Chemical Company,
               Senior Subordinated Notes,
               10.625%, 10/15/06 .....................     B3           3,859
  1,000      General Chemical Corporation,
               Senior Subordinated Notes,
               9.25%, 08/15/03 .......................     B2           1,035
  2,500      Great Lakes Carbon Corporation,
               Senior Secured Notes, 10%,
               01/01/06 ..............................     Ba3          2,687

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1997 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal                                                Moody's         Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
$ 2,500      Huntsman Polymers Corp., Senior
               Notes, 11.75%, 12/01/04 ............        B1         $ 2,788
  1,100      PCI Chemicals Canada Inc.,
               Senior Secured Notes, 9.25%,
               10/15/07 (i) .......................        B2           1,105
  2,000      Pioneer Americas Acquisition
               Corp., Senior Secured Notes,
               9.25%, 06/15/07 ....................        B2           2,020
  3,500      Sovereign Specialty Chemicals,
               Inc., Senior Subordinated Notes,
               9.50%, 08/01/07 (i) ................        B3           3,596
  1,500      Texas Petrochemicals Corporation,
               Senior Subordinated Notes,
               11.125%, 07/01/06 ..................        B3           1,613
    825      UCAR Global Enterprises Inc.,
               Senior Subordinated Notes,
               12%, 01/15/05 ......................        B1             923
                                                                       ------
                                                                       27,368
                                                                       ------
Containers, Packaging and Glass -- 10.32%
  2,000      BWAY Corporation, Senior
               Subordinated Notes, 10.25%,
               04/15/07 (i) .......................        B2           2,180
  2,500      Calmar Inc., Senior Subordinated
               Notes, 11.50%, 08/15/05 ............        B3           2,650
  1,805      Container Corporation of America,
               Senior Notes, Series B, 10.75%,
               05/01/02 ...........................        B1           1,994
  6,195      Container Corporation of America,
               Senior Notes, 9.75%, 04/01/03 ......        B1           6,690
  4,000      Doman Industries Limited, Senior
               Notes, 8.75%, 03/15/04 .............        B1           3,860
  1,000      Grupo Industrial Durango, S.A. de
               C.V., Notes, 12.625%, 08/01/03......        B1           1,120
  1,500      Paperboard Industries International
               Inc., Senior Notes, 8.375%,
               09/15/07 (i) .......................        Ba3          1,523
  2,750      Repap New Brunswick Inc.,
               Second Priority Senior Secured
               Notes, 10.625%, 04/15/05 ...........        Caa1         2,612
  7,000      Silgan Corporation, Senior
               Subordinated Debentures, 9%,
               06/01/09 ...........................        B1           7,175


Principal                                                Moody's         Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
$ 4,000      Tembec Finance Corp., Senior
               Notes, 9.875%, 09/30/05 ............        B1         $ 4,110
  4,000      S.D. Warren Company, Senior
               Subordinated Notes, 12%,
               12/15/04 ...........................        B1           4,460
  3,000      Zeta Consumer Products Corp.,
               Senior Notes, 11.25%,
               11/30/07 (i) .......................        B3           3,060
                                                                       ------
                                                                       41,434
                                                                       ------
Diversified/Conglomerate Manufacturing -- 4.68%
  1,735      AMTROL Inc., Senior
               Subordinated Notes, 10.625%,
               12/31/06 ...........................        B3           1,787
    690      Falcon Building Products, Inc.,
               Senior Subordinated Notes,
               9.50%, 06/15/07 ....................        B3             704
  4,000      International Wire Group, Inc.,
               Senior Subordinated Notes,
               Series B, 11.75%, 06/01/05 .........        B3           4,380
  1,000      International Wire Group, Inc.,
               Senior Subordinated Notes,
               11.75%, 06/01/05 ...................        B3           1,095
  3,500      Johnstown America Industries,
               Inc., Senior Subordinated Notes,
               11.75%, 08/15/05 ...................        B3           3,832
    825      Johnstown America Industries,
               Inc., Senior Subordinated Notes,
               Series C, 11.75%, 08/15/05 .........        B3             903
  1,385      Nortek, Inc., Senior Notes, 9.25%,
               03/15/07 ...........................        B1           1,413
  1,190      Scotsman Group Inc., Senior
               Subordinated Notes, 8.625%,
               12/15/07 ...........................        B1           1,194
  2,000      Specialty Equipment Companies,
               Inc., Senior Subordinated Notes,
               11.375%, 12/01/03 ..................        B3           2,165
  1,250      Thermadyne Holdings Corporation,
               Senior Notes, 10.25%, 05/01/02              B1           1,300
                                                                       ------
                                                                       18,773
                                                                       ------
Diversified/Conglomerate Service -- 1.45%
    515      Concentric Network Corporation,
               Units, Senior Notes, 12.75%,
               12/15/07, Warrants, exp.
               12/15/07 (i) .......................       (f)           528

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1997 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-----------------------------------------------------------------------------------
$  335     DecisionOne Holdings Corp.,
             Units, Senior Discount
             Debentures, 11.50%,
             08/01/08, Warrants, exp.
             08/01/07 (g) .......................          Caa1       $   220
   500     Heritage Media Services, Inc.,
             Senior Secured Notes, 11%,
             06/15/02 ...........................          Ba1            522
 2,000     Pierce Leahy Corp., Senior
             Subordinated Notes, 9.125%,
             07/15/07 ...........................          B3           2,070
 2,500     UNICCO Service Company, Senior
             Subordinated Notes, 9.875%,
             10/15/07 (i) .......................          B3           2,500
                                                                       ------
                                                                        5,840
                                                                       ------
Electronics -- 4.03%
 5,000     Advanced Micro Devices, Inc.,
             Senior Secured Notes, 11%,
             08/01/03 ...........................          Ba1          5,363
 7,000     Fairchild Semiconductor
             Corporation, Senior
             Subordinated Notes, 10.125%,
             03/15/07 ...........................          B2           7,403
 3,000     Unisys Corporation, Senior Notes,
             12%, 04/15/03 ......................          B1           3,398
                                                                       ------
                                                                       16,164
                                                                       ------
Farming and Agriculture -- 1.51%
   500     Agricultural Minerals and
             Chemicals Inc., Senior Notes,
             10.75%, 09/30/03 ...................          Ba3            536
   250     Aracruz Celulose S.A., Notes,
             10.375%, 01/31/02 (i) ..............          (f)            254
 2,580     Aracruz Celulose S.A., Notes,
             10.375%, 01/31/02 (i) ..............          (f)          2,619
 1,000     PMI Acquisition Corporation,
             Senior Subordinated Notes,
             10.25%, 09/01/03 ...................          B2           1,063
 1,500     Terra Industries Inc., Senior Notes,
             10.50%, 06/15/05 ...................          Ba3          1,609
                                                                       ------
                                                                        6,081
                                                                       ------


Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
Finance -- 3.77%
$1,000     Arcadia Financial Ltd., Senior
             Notes, 11.50%, 03/15/07, ...........          B2         $   980
 2,500     Navistar Financial Corporation,
             Senior Subordinated Notes, 9%,
             06/01/02 ...........................          B1           2,594
 4,000     Olympic Financial Ltd., Units,
             Senior Notes, 11.50%, 03/15/07,
             Warrants, exp. 03/15/07 ............          B2           4,000
 4,000     Resource America, Inc., Senior
             Notes, 12%, 08/01/04 (i) ...........          Caa1         4,080
 3,500     Southern Pacific Funding
             Corporation, Senior Notes,
             11.50%, 11/01/04 ...................          B2           3,491
                                                                       ------
                                                                       15,145
                                                                       ------
Grocery -- 0.90%
 4,000     Homeland Stores, Inc., Senior
             Subordinated Notes, 10%,
             08/01/03 ...........................          (f)          3,600
                                                                       ------
Healthcare, Education and Childcare -- 2.25%
   975     Dade International Inc., Senior
             Subordinated Notes, 11.125%,
             05/01/06 ...........................          B3           1,077
 1,050     Graphic Controls Corporation,
             Senior Subordinated Notes,
             12%, 09/15/05 ......................          B3           1,171
 3,000     Owens & Minor, Inc., Senior
             Subordinated Notes, 10.875%,
             06/01/06 ...........................          B1           3,307
 3,500     Vencor, Inc., Senior Subordinated
             Notes, 8.625%, 07/15/07 ............          B1           3,491
                                                                       ------
                                                                        9,046
                                                                       ------
Hotels, Motels, Inns and Gaming -- 5.07%
 1,850     Argosy Gaming Company, First
             Mortgage Notes, 13.25%,
             06/01/04 ...........................          B2           1,929
 3,500     CapStar Hotel Company, Senior
             Subordinated Notes, 8.75%,
             08/15/07 ...........................          B1           3,614
 1,475     Fitzgeralds Gaming Corporation,
             Senior Secured Notes, 12.25%,
             12/15/04 (i) .......................          B3           1,497

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1997 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
$ 2,000      GB Property Funding Corp., First
               Mortgage Notes, 10.875%,
               01/15/04 (a)(c) ......................      B3         $ 1,660
  7,500      John Q. Hammons Hotels, L.P.,
               First Mortgage Notes, 8.875%,
               02/15/04 .............................      B1           7,659
  3,000      Hollywood Casino Corporation,
               Senior Secured Notes, 12.75%,
               11/01/03 .............................      B2           3,225
    750      Lady Luck Gaming Finance
               Corporation, First Mortgage
               Notes, 11.875%, 03/01/01 .............      B2             761
                                                                       ------
                                                                       20,345
                                                                       ------
Leisure, Amusement, Motion Pictures and
Entertainment -- 2.10%
  2,275      EchoStar DBS Corporation, Senior
               Secured Notes, 12.50%,
               07/01/02 .............................      Caa1         2,468
  2,500      Muzak Limited Partnership, Senior
               Notes, 10%, 10/01/03 .................      Ba3          2,625
  3,085      Plitt Theatres, Inc., Senior
               Subordinated Notes, 10.875%,
               06/15/04 .............................      B3           3,332
                                                                       ------
                                                                        8,425
                                                                       ------
Machinery -- 0.14%
    525      IDEX Corporation, Senior
               Subordinated Notes, 9.75%,
               09/15/02 .............................      Ba3            545
                                                                       ------
Mining, Steel, Iron and Non-Precious Metals -- 7.41%
  4,500      ACINDAR Industria Argentina de
               Aceros S.A., Notes, 11.25%,
               02/15/04 .............................      B2           4,433
  2,500      AK Steel Corporation, Senior
               Notes, 9.125%, 12/15/06 ..............      Ba2          2,562
  1,000      AK Steel Corporation, Senior
               Notes, 10.75%, 04/01/04 ..............      Ba2          1,066
    500      Armco Inc., Senior Notes, 9%,
               09/15/07 .............................      B2             493
  1,500      Armco Inc., Senior Notes, 9.375%,
               11/01/00 .............................      B2           1,545


Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
$ 3,000      Bethlehem Steel Corporation,
               Senior Notes, 10.375%,
               09/01/03 .............................      B1         $ 3,195
  2,000      Companhia Vale do Rio Doce,
               Notes, 10%, 04/02/04 (i) .............      (f)          2,000
  2,500      CSN Iron, S.A., Guaranteed
               Notes, 9.125%, 06/01/07 (i) ..........      B1           2,125
  1,500      GS Technologies Operating Co.,
               Inc., Senior Notes, 12.25%,
               10/01/05 .............................      B2           1,676
  3,500      Neenah Corporation, Senior
               Subordinated Notes, 11.125%,
               05/01/07 .............................      B3           3,841
  1,200      NS Group, Inc., Senior Secured
               Notes, 13.50%, 07/15/03 ..............      Ba2          1,389
  1,750      Weirton Steel Corporation, Senior
               Notes, 10.875%, 10/15/99 .............      B2           1,794
  3,500      Weirton Steel Corporation, Senior
               Notes, 11.375%, 07/01/04 .............      B2           3,649
                                                                       ------
                                                                       29,768
                                                                       ------
Oil and Gas -- 6.48%
  7,000      Cross Timbers Oil Company,
               Senior Subordinated Notes,
               9.25%, 04/01/07 ......................      B2           7,298
  3,000      Energy Corporation of America,
               Senior Subordinated Notes,
               9.50%, 05/15/07 ......................      B2           3,000
  1,995      Flores & Rucks, Inc., Senior
               Subordinated Notes, 9.75%,
               10/01/06 .............................      B3           2,195
  5,000      Petroleos Mexicanos, Global
               Guaranteed Notes, 8.85%,
               09/15/07 .............................      Ba2          4,950
  5,000      Plains Resources Inc., Senior
               Subordinated Notes, 10.25%,
               03/15/06 .............................      B2           5,375
  2,000      Pride Petroleum Services, Inc.,
               Senior Notes, 9.375%,
               05/01/07 .............................      Ba3          2,150
  1,000      Seagull Energy Corporation,
               Senior Subordinated Notes,
               8.625%, 08/01/05 .....................      Ba3          1,041
                                                                       ------
                                                                       26,009
                                                                       ------

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1997 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
Personal and Non-Durable Consumer Products -- 2.00%
$ 3,500      Cabot Safety Acquisition
               Corporation, Senior
               Subordinated Notes, 12.50%,
               07/15/05 .............................      B3         $ 3,920
  4,000      The Fonda Group, Inc., Senior
               Subordinated Notes, 9.50%,
               03/01/07 .............................      B3           3,800
    310      Playtex Products, Inc., Senior
               Notes, 8.875%, 07/15/04 ..............      B1             316
                                                                      -------
                                                                        8,036
                                                                      -------
Personal Transportation -- 0.00%
  5,000      Braniff, Inc., Senior Reset Notes,
               15%, 04/01/99 (a)(b)(c)(d) ...........      (f)              0
                                                                      -------
Printing, Publishing and Broadcasting -- 9.79%
  1,830      Big Flower Press Holdings, Inc.,
               Senior Subordinated Notes,
               8.875%, 07/01/07 .....................      B2           1,844
  3,170      Big Flower Press Holdings, Inc.
               Senior Subordinated Notes,
               8.875%, 07/01/07 (i) .................      B2           3,193
  2,250      Cablevision Systems Corporation,
               Senior Debentures, 8.125%,
               08/15/09 .............................      Ba2          2,317
  2,750      Cablevision Systems Corporation,
               Senior Subordinated Notes,
               9.25%, 11/01/05 ......................      B1           2,915
    715      Cablevision Systems Corporation,
               Senior Subordinated Notes,
               9.875%, 05/15/06 .....................      B1             783
  4,000      Chancellor Media Corporation,
               Senior Subordinated Notes,
               9.375%, 10/01/04 .....................      B2           4,150
    500      Comcast Corporation, Senior
               Subordinated Debentures,
               9.375%, 05/15/05 .....................      Ba3            531
  2,500      FrontierVision Holdings, L.P.,
               Senior Discount Notes,
               11.875%, 09/15/07 (g) ................      (f)          1,838
  1,735      Jacor Communications Company,
               Senior Subordinated Notes,
               9.75%, 12/15/06 ......................      B2           1,865


Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
$   750      JCAC, Inc., Senior Subordinated
               Notes, 10.125%, 06/15/06 .............      B2         $   823
  2,150      Marcus Cable Company, L.P.,
               Senior Discount Notes, 14.25%,
               12/15/05, (g) ........................      Caa1         1,854
  3,500      Rifkin Acquisition Partners,
               L.L.L.P., Senior Subordinated
               Notes, 11.125%, 01/15/06 .............      B3           3,868
  2,500      Sullivan Graphics, Inc., Senior
               Subordinated Exchange Notes,
               12.75%, 08/01/05 .....................      Caa1         2,525
  3,500      Sun Media Corporation, Senior
               Subordinated Notes, 9.50%,
               02/15/07 .............................      B3           3,762
  1,500      Videotron Ltee., Senior
               Subordinated Notes, 10.25%,
               10/15/02 .............................      Ba3          1,590
  1,500      World Color Press, Inc., Senior
               Subordinated Notes, 9.125%,
               03/15/03 .............................      B1           1,567
  3,500      Young Broadcasting Inc., Senior
               Subordinated Notes, 11.75%,
               11/15/04 .............................      B2           3,876
                                                                      -------
                                                                       39,301
                                                                      -------
Retail Stores -- 0.33%
  1,167      Guitar Center Management
               Company, Inc., Senior Notes,
               11%, 07/01/06 ........................      B1           1,319
                                                                      -------
Telecommunications -- 6.32%
    750      American Communications
               Services, Inc., Senior Discount
               Notes, 12.75%, 04/01/06 (g) ..........      (f)            578
  3,500      Globalstar, L.P., Senior Notes,
               10.75%, 11/01/04 (i) .................      B3           3,404
  1,265      GST Telecommunications, Inc.,
               Senior Subordinated Accrual
               Notes, 12.75%, 11/15/07 (g) ..........      (f)          1,322
  1,790      Hyperion Telecommunications,
               Inc., Senior Secured Notes,
               12.25%, 09/01/04 .....................      (f)          1,987
  2,000      Intermedia Communications Inc.,
               Senior Notes, 8.875%,
               11/01/07 (i) .........................      B2           2,050

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1997 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
--------------------------------------------------------------------------------
$ 1,500      Intermedia Communications Inc.,
               Senior Notes, 8.50%,
               01/15/08 (i) ..........................     B2          $ 1,500
  3,000      Iridium LLC, Senior Notes, Series
               C, 11.25%, 07/15/05 (i) ...............     B3            2,955
  2,500      McLeodUSA, Incorporated, Senior
               Notes, 9.25%, 07/15/07 (i) ............     B3            2,606
  2,400      Microcell Telecommunications Inc.,
               Senior Discount Notes,
               11.125%, 10/15/07 (g)(i)(j) ...........     B3              932
  4,500      MobileMedia Communications,
               Inc., Senior Subordinated Notes,
               9.375%, 11/01/07 (a)(c) ...............     C               450
  2,000      Rogers Cantel Inc., Senior
               Secured Notes, 8.30%, 10/01/07              Ba3           1,985
  2,000      Telefonica de Argentina S.A.,
               Notes, 11.875%, 11/01/04 ..............     Ba3           2,320
  4,000      Teleport Communications Group
               Inc., Senior Discount Notes,
               11.125%, 07/01/07 (g) .................     B1            3,285
                                                                       -------
                                                                        25,374
                                                                       -------
Textiles and Leather -- 0.75%
  2,790      Clark-Schwebel, Inc., Senior
               Notes, 10.50%, 04/15/06 ...............     B2            3,027
                                                                       -------
 Utilities -- 1.08%
  3,000      Texas-New Mexico Power
               Company, Secured Debentures,
               10.75%, 09/15/03 ......................     Ba3           3,273
  1,000      Transportadora de Gas del Sur
               S.A., Notes 10.25%, 04/25/01 ..........     Ba3           1,048
                                                                       -------
                                                                         4,321
                                                                       -------
               Total Corporate Debt Securities
                (Total cost of $359,840) ..............                365,861
                                                                       -------


Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS (FOREIGN) -- 1.57% (e)
--------------------------------------------------------------------------------
Sovereigns -- 1.57%
$ 2,500      Federal Republic of Brazil, Bonds,
               6%, 09/15/13 ..........................     B1         $ 1,975
  1,500      Republic of Argentina, Bonds,
               11.375%, 01/30/17 .....................     Ba3          1,642
  2,500      Republic of Argentina, Global
               Bonds, 11%, 10/09/06 ..................     Ba3          2,675
                                                                       ------
               Total Government Obligations
                (Foreign) (Total cost of $5,352)                        6,292
                                                                       ------


Principal                                                Moody's       Value
Amount/Units                                             Rating      (Note 1(a))
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.38% (e)
--------------------------------------------------------------------------------
Banking--0.00%
 62,935      WestFed Holdings, Inc., Cumulative,
               Series A, 15.50% (a)(d)(h) ..........       (f)              0
                                                                       ------
Insurance -- 0.73%
  2,850      Superior National Capital Trust I,
               Trust Preferred Securities,
               10.75% (i) ..........................       b1           2,921
                                                                       ------
Machinery -- 0.36%
  1,350      Fairfield Manufacturing Company,
               Inc., Cumulative Exchangeable,
               11.25%                                      (f)          1,445
                                                                       ------
Printing, Publishing and Broadcasting -- 0.29%
  1,063      Granite Broadcasting Corporation,
               Cumulative Exchangeable,
               12.75%                                      (f)          1,180
                                                                       ------
             Total Preferred Stock
               (Total cost of $10,213)..............                    5,546
                                                                       ------

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- December 31, 1997 -- Continued (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                        Value
                   Shares                            (Note 1(a))
---------------------------------------------------------------
COMMON STOCK and WARRANTS -- .01% (e)
---------------------------------------------------------------
  12,500     Benedek Communications
               Corporation, Warrants, exp.
               07/01/07 (b)(h) ................      $     25
  27,474     WestFed Holdings, Inc., Series B
               (a)(d)(h) ......................             0
                                                     --------
               Total Common Stock and Warra
                 (Total cost of $188) .........            25
                                                     --------

Principal                                              Value
Amount                                              (Note 1(a))
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.58% (e)
---------------------------------------------------------------
$ 14,378       Swiss Bank Repurchase
                 Agreement, 6.55%, 01/02/98,
                 (Collateral: U.S. Treasury
                 Bonds, 11.25%, 02/15/15,
                 $7,952 principal; U.S. Treasury
                 Bonds, 8.75%, 11/15/08, $1,626
                 principal) ......................     14,378
                                                     --------
               Total Short-Term Investment
                 (Total cost of $14,378)..........     14,378
                                                     --------
TOTAL INVESTMENTS (Total cost of $389,971)           $392,102
                                                     ========

(a) Denotes issuer is in bankruptcy proceedings.

(b) Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at December 31, 1997 was $25 or 0.01% of total assets.

(c) Nonincome producing security which is on nonaccrual and which has defaulted on interest payments.

(d) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 1997 was $0.

(e) Percentages indicated are based on total assets of $401,475.

(f) Not rated.

(g) Security is a step interest or accrual bond. Interest on these bonds accrue based upon the effective interest rate.

(h) Nonincome producing.

(i) Securities are exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A or Regulation S securities amounted to $60,043 as of December 31, 1997.

(j) Bond's par value and coupon rate are denominated in a foreign currency. Market value is in US Dollars based on the Canadian Dollar foreign exchange rate at December 31, 1997.


                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Balance Sheet
December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Assets: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $389,971, see Schedule of Investments
  and Notes 1 and 2)...............................          $392,102
RECEIVABLES:
 Interest and dividends ...........................             8,970
 Forward foreign currency portfolio hedge contract,
   open (Note 4) ..................................                50
OTHER ASSETS ......................................                17
PREPAID EXPENSES ..................................                26
DEFERRED OFFERING EXPENSES (Note 11)                              310
                                                             --------
  Total assets ...................................           $401,475
                                                             --------
Liabilities:
PAYABLES:
 Investment securities purchased .................           $  2,615
 Dividend payable on common stock ................              4,475
 Dividend payable on preferred stock .............                204
ACCRUED EXPENSES (Note 3) ........................                288
ACCRUED OFFERING EXPENSES (Note 11)                               268
                                                             --------
  Total liabilities ..............................           $  7,850
                                                             --------
Net Assets:
AUCTION TERM PREFERRED STOCK:
 $1.00 par value, 1,000,000 shares authorized,
   6,000 shares issued and outstanding,
   liquidation preference of $25,000 per share
   (Notes 5 and 6) ...............................           $150,000
                                                             --------
COMMON STOCK:
 $0.01 par value, 200,000,000 shares authorized,
   48,453,316 shares issued and outstanding ......           $    485
CAPITAL IN EXCESS OF PAR VALUE ...................            326,908
UNDISTRIBUTED NET INVESTMENT INCOME
  (Note 2) .......................................                370
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2) ...............           (86,319)
NET UNREALIZED APPRECIATION ON
  INVESTMENTS AND FORWARD FOREIGN
  CURRENCY CONTRACTS .............................              2,181
                                                             --------
 Net assets applicable to common stock
   (Equivalent to $5.03 per share, based on
   48,453,316 shares outstanding) ................           $243,625
                                                             --------
Total Net Assets .................................           $393,625
                                                             ========



Statement of Operations
For the Year Ended
December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Income: (Note 1) (Dollars in thousands, except per share amounts)
 Interest income .................................           $33,307
 Dividend income .................................               244
 Other Income ....................................               366
                                                             --------
  Total investment income ........................           $33,917
                                                             --------
Expenses:
Cost of Leverage:
 Preferred and auction fees ......................           $   296
                                                             --------
  Total cost of leverage .........................           $   296
                                                             --------
Professional services expenses:
 Management fees (Note 3) ........................           $ 1,087
 Custodian and transfer agent fees ...............               237
 Legal fees ......................................               102
 Audit fees ......................................                73
                                                             --------
  Total professional services expenses ...........           $ 1,499
                                                             --------
Administrative expenses:
 General administrative fees .....................           $   262
 Directors' fees .................................               200
 NYSE fees .......................................                46
 Miscellaneous expenses  .........................                41
 Shareholder meeting expenses ....................                34
                                                             --------
  Total administrative expenses ..................           $   583
                                                             --------
  Total expenses .................................           $ 2,378
                                                             --------
  Net investment income ..........................           $31,539
                                                             --------
Realized and Unrealized Gain on Investments:
 Realized gain on investments, net ...............           $11,676
 Change in net unrealized appreciation on
    investments and forward foreign currency
    contracts ....................................              (331)
                                                             --------
  Net gain on investments ........................           $11,345
                                                             --------
  Net increase in net assets resulting from operations       $42,884
                                                             --------
Cost of Preferred Leverage:
 Distributions to preferred stockholders .........           $(7,588)
 Net swap settlement receipts (Note 7) ...........               174
                                                             --------
  Total cost of preferred leverage ...............           $(7,414)
                                                             --------
 Net increase in net assets resulting from operations
    less cost of preferred leverage ..............           $35,470
                                                             ========
---------------------------------------------------------------------
Amount Available for Distribution to Common Stockholders
 Net investment income ...........................           $31,539
  Total cost of preferred leverage ...............            (7,414)
                                                             --------
  Net amount available for distribution to common
     stockholders ................................           $24,125
                                                             ========


                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        For the Years Ended
                                                                                               December
                                                                                                 31,
                                                                                         1997         1996
                                                                                       ---------    ---------
From Operations: (Dollars in thousands, except per share amounts)
 Net investment income ..........................................................      $  31,539    $  24,443
 Realized gain on investments ...................................................         11,676        3,613
 Change in net unrealized appreciation on investments and forward foreign
  currency contracts ............................................................           (331)       3,745
                                                                                       ---------    ---------
  Net increase in net assets resulting from operations ..........................      $  42,884    $  31,801
                                                                                       ---------    ---------
From Fund Share Transactions:
 Proceeds from sale of Auction Term Preferred Stock (2,000 shares), net of $734
  of offering costs and sales load (Note 5) .....................................      $  49,266    $    --
 Proceeds from rights offering (11,982,048 shares), net of $400 of offering costs
  (Note 11) .....................................................................         53,639         --
 Net asset value of 754,386 shares and 738,917 shares issued to common
  stockholders for reinvestment of dividends in 1997 and 1996, respectively .....          3,786        3,565
                                                                                       ---------    ---------
  Increase in net assets resulting from fund share transactions .................      $ 106,691    $   3,565
                                                                                       ---------    ---------
Distributions to Stockholders:
 Preferred dividends ($1,265 and $1,411 per share, respectively) ................      $  (7,588)   $  (5,645)
 Net swap settlement receipts ...................................................            174          131
 Common Dividends:
  From net investment income ($.53 and $.52 per share, respectively) ............        (24,496)     (18,078)
  In excess of net investment income ($.01 and $0 per share, respectively) ......           (448)        (189)
                                                                                       ---------    ---------
  Decrease in net assets resulting from distributions to stockholders ...........      $ (32,358)   $ (23,781)
                                                                                       ---------    ---------
Total net increase in net assets ................................................      $ 117,217    $  11,585
                                                                                       ---------    ---------
Net Assets Applicable to Common and Preferred Stock:
 Beginning of period ............................................................      $ 276,408    $ 264,823
                                                                                       ---------    ---------
 End of period (Including $370 and $371 of undistributed net investment
  income at December 31, 1997 and December 31, 1996, respectively) ..............      $ 393,625    $ 276,408
                                                                                       =========    =========


                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            For the Years Ended December 31,
                                 1997 (d)     1996       1995       1994 (c)      1993
                                ---------- ---------- ---------- ------------- ----------
NET ASSET VALUE:
 Beginning of period ..........  $  4.94    $  4.71    $  4.13     $   5.15     $  4.32
                                 -------    -------    -------     ---------    -------
NET INVESTMENT INCOME                .70#       .69        .67          .72#        .59
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND
 FORWARD FOREIGN
 CURRENCY CONTRACTS                  .25#       .22        .62         (.82)#       .89
                                 -------    -------    -------     ---------    -------
  TOTAL FROM
   INVESTMENT
   OPERATIONS .................      .95        .91       1.29         (.10)       1.48
                                 -------    -------    -------     ---------    -------
DISTRIBUTIONS:
 Dividends from net
  investment income:
  To preferred
   stockholders
   (including
   net swap settlement
   receipts/payments) .........     (.16)      (.16)      (.17)        (.17)       (.05)
  To common
   stockholders ...............     (.53)      (.52)      (.50)        (.53)       (.53)
 Dividends in excess of
  net investment income:
  To common
  stockholders ................     (.01)        --       (.04)          --        (.07)
 Returns of capital:
  To common
  stockholders ................       --         --         --           --          --
                                 -------   --------   --------    ---------    --------
  TOTAL
   DISTRIBUTIONS ..............     (.70)      (.68)      (.71)        (.70)       (.65)
                                 -------   --------   --------    ---------    --------
Effect of rights offering and
 related expenses; and
 Auction Term Preferred
 Stock offering costs and
 sales load ...................     (.16)        --         --         (.22)         --
                                 -------   --------   --------    ---------    --------
NET ASSET VALUE:
 End of period ................  $  5.03    $  4.94    $  4.71     $   4.13     $  5.15
                                 =======   ========   ========    =========    ========
PER SHARE MARKET VALUE:
 End of period ................  $  5.63    $  5.13    $  4.75     $   4.00     $  5.13
                                 =======   ========   ========    =========    ========
TOTAL INVESTMENT RETURN+           21.97%     19.89%     33.50%      (11.88)%     40.08%
                                 =======   ========   ========    =========    ========



                                                                                   For the Period From
                                                                                    February 26, 1988
                                                                                      (Commencement
                                                                                    of Operations) to
                                 1992 (a)     1991         1990          1989       December 31, 1988
                                ---------- ---------- ------------- ------------- --------------------
NET ASSET VALUE:
 Beginning of period ..........  $  3.79    $  3.42     $    6.23     $    8.60         $  9.25
                                 -------    -------     ---------     ---------         -------
NET INVESTMENT INCOME                .57        .65           .92          1.54            1.42
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND
 FORWARD FOREIGN
 CURRENCY CONTRACTS                  .57        .38         (2.82)        (2.26)           (.66)
                                 -------    -------     ---------     ---------         -------
  TOTAL FROM
   INVESTMENT
   OPERATIONS .................     1.14       1.03          1.90)         (.72)            .76
                                 -------    -------     ---------     ---------         -------
DISTRIBUTIONS:
 Dividends from net
  investment income:
  To preferred
   stockholders
   (including
   net swap settlement
   receipts/payments) .........     (.06)      (.10)         (.16)         (.30)           (.23)
  To common
   stockholders ...............     (.55)      (.56)         (.75)        (1.25)          (1.18)
 Dividends in excess of
  net investment income:
  To common
  stockholders ................        --        --           --            --              --
 Returns of capital:
  To common
  stockholders ................        --        --           --           (.10)             --
                                 --------   --------    ---------     ---------         -------
  TOTAL
   DISTRIBUTIONS ..............     (.61)      (.66)         (.91)         1.65)          (1.41)
                                 --------   --------    ---------     ---------         -------
Effect of rights offering and
 related expenses; and
 Auction Term Preferred
 Stock offering costs and
 sales load ...................       --         --            --            --              --
                                 --------   --------    ---------     ---------         -------
NET ASSET VALUE:
 End of period ................  $  4.32    $  3.79     $    3.42     $    6.23         $  8.60
                                 ========   ========    =========     =========         =======
PER SHARE MARKET VALUE:
 End of period ................  $  4.13    $  3.63     $    2.50     $    5.88         $ 10.00
                                 ========   ========    =========     =========         =======
TOTAL INVESTMENT RETURN+           29.70%     70.77%       (47.94)%      (30.04)%         13.28%
                                 ========   ========    =========     =========         =======

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period -- Continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      For the Years Ended December 31,
                                       1997 (d)        1996          1995        1994 (c)        1993
                                    ------------- ------------- ------------- ------------- -------------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b)                  $ 243,625     $ 176,408     $ 164,823     $ 141,590     $ 130,673
                                      =========     =========     =========     =========     =========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) ........................   $ 150,000     $ 100,000     $ 100,000     $ 100,000     $  35,000
                                      =========     =========     =========     =========     =========
TOTAL NET ASSETS, END
 OF PERIOD (b) ....................   $ 393,625     $ 276,408     $ 264,823     $ 241,590     $ 165,673
                                      =========     =========     =========     =========     =========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets**                    --            --            --           .01%         1.42%
 Ratio of preferred and
  other debt expenses to
  average net assets** ............         .08%          .10%          .11%          .13%          .40%
 Ratio of operating
  expenses to average
  net assets** ....................         .58%          .73%          .84%          .75%         1.56%
 Ratio of litigation settlement
  expense to average net
  assets** ........................          --            --           .49%           --            --
                                      ---------     ---------     ---------     ---------     ---------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS**                    .66%          .83%         1.44%          .89%         3.38%
                                      =========     =========     =========     =========     =========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** .....................        8.75%         9.05%         8.90%         9.06%         9.21%
PORTFOLIO TURNOVER
 RATE .............................      108.84%        53.45%        62.66%        58.56%        85.76%



                                                                                             For the Period From
                                                                                              February 26, 1988
                                                                                                (Commencement
                                                                                              of Operations) to
                                       1992 (a)        1991          1990          1989       December 31, 1988
                                    ------------- ------------- ------------- ------------- --------------------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b)                  $ 107,897     $  93,227     $  83,813     $ 152,156        $ 202,363
                                      =========     =========     =========     =========        =========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) ........................   $  35,000     $  35,000     $  35,000     $  58,500        $  79,000
                                      =========     =========     =========     =========        =========
TOTAL NET ASSETS, END
 OF PERIOD (b) ....................   $ 142,897     $ 128,227     $ 118,813     $ 210,656        $ 281,363
                                      =========     =========     =========     =========        =========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets**                  2.95%         3.25%         4.17%         3.56%            3.29%*
 Ratio of preferred and
  other debt expenses to
  average net assets** ............         .65%          .78%          .62%          .24%             .23%*
 Ratio of operating
  expenses to average
  net assets** ....................        1.22%         1.19%         1.10%          .69%             .70%*
 Ratio of litigation settlement
  expense to average net
  assets** ........................          --            --            --            --               --
                                      ---------     ---------     ---------     ---------        ---------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS**                   4.82%         5.22%         5.89%         4.49%            4.22%*
                                      =========     =========     =========     =========        =========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** .....................       10.09%        12.62%        14.50%        14.48%           13.56%*
PORTFOLIO TURNOVER
 RATE .............................      129.86%       121.15%        49.98%        65.39%          149.00%*

(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP, the Fund was advised by Ostrander Capital Management, L.P.

(b) Dollars in thousands.

(c) The Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.

(d) As discussed in Note 5, the Fund issued Series C ATP on May 6, 1997 and the per share data and ratios for the year ended December 31, 1997 reflect this transaction.

  * Annualized.

** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred stockholders. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.

  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994 and March 1997 rights offerings.

  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.


                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Information Regarding
Senior Securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                              As of December 31,
                                                    1997             1996             1995             1994             1993
                                               --------------   --------------   --------------   --------------   -------------
TOTAL AMOUNT OUTSTANDING:
 Notes .....................................    $         --     $         --     $         --     $         --     $        --
 Preferred Stock ...........................     150,000,000      100,000,000      100,000,000      100,000,000      35,000,000
 Short-term Loan ...........................              --               --               --               --      45,000,000
ASSET COVERAGE:
 Per Note (1) ..............................    $         --     $         --     $         --     $         --     $        --
 Per Preferred Stock Share (2) .............          65,604           69,102           66,206           60,398         473,351
 Per $1,000 of Short-term Loan (1) .........              --               --               --               --           4,682
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .................    $     25,000     $     25,000     $     25,000     $     25,000     $   100,000
APPROXIMATE MARKET VALUE:
 Per Note ..................................    $         --     $         --     $         --     $         --     $        --
 Per Preferred Stock Share (3) .............          25,000           25,000           25,000           25,000         100,000
 Per $1,000 of Short-term Loan .............              --               --               --               --           1,000


                                                                         As of December 31,
                                                  1992           1991           1990           1989            1988
                                             -------------- -------------- -------------- -------------- ---------------
TOTAL AMOUNT OUTSTANDING:
 Notes .....................................  $45,490,000    $45,490,000    $47,990,000    $96,100,000    $105,000,000
 Preferred Stock ...........................   35,000,000     35,000,000     35,000,000     58,500,000      79,000,000
 Short-term Loan ...........................           --             --             --             --              --
ASSET COVERAGE:
 Per Note (1) ..............................  $     4,141    $     3,819    $     3,476    $     3,192    $      3,680
 Per Preferred Stock Share (2) .............      408,277        366,363        339,466        360,096         356,156
 Per $1,000 of Short-term Loan (1) .........           --             --             --             --              --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .................  $   100,000    $   100,000    $   100,000    $   100,000    $    100,000
APPROXIMATE MARKET VALUE:
 Per Note ..................................  $     1,000    $     1,000    $     1,000    $     1,000    $      1,000
 Per Preferred Stock Share (3) .............      100,000        100,000        100,000        100,000         100,000
 Per $1,000 of Short-term Loan .............           --             --             --             --              --

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amounts by the number of Notes outstanding.


(2) Calculated by subtracting the Fund's total liabilities (including the Notes but not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.


(3) Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                      part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Significant Accounting and Other Policies



     The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.


     The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.


     See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.


     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

     (a) Valuation of Investments--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $7,695,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

     (b) Interest and Dividend Income--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Market discounts or premiums on corporate debt securities are not amortized for financial statement purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

     (c) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.


(2) Tax Matters and Distributions

     At December 31, 1997, the total cost of securities (excluding temporary cash investments) for federal income tax purposes was approximately $375,593,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $15,202,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $13,071,000. Net unrealized gain for tax purposes at December 31, 1997 was approximately $2,131,000.

     At December 31, 1997, the Fund had approximate capital loss carryovers available to offset future capital gain, if any, to the extent provided by regulations:


 Carryover Available    Expiration Date
---------------------   ------------------
$49,666,000             December 31, 1998
 34,426,000             December 31, 1999
  2,227,000             December 31, 2002
-----------
$86,319,000
===========

     To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

     Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

     In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 1997, the Fund has reclassified approximately $818,000 primarily related to amortization of market discounts on corporate bonds from accumulated net realized loss from securities transactions to undistributed net investment income.

     The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds and the recognition of interest income on corporate bonds that have defaulted on their interest payments.

(3) Investment Advisory Agreement
     Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $1,087,000 in management fees during the year ended December 31, 1997. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($243.6 million at December 31, 1997). At December 31, 1997, the fee payable to the Investment Advisor was approximately $95,000, which was included in accrued expenses on the accompanying balance sheet.

(4) Forward Foreign Currency Contract
     The Fund may enter into forward foreign currency contracts in connection with the purchase and sale of foreign investments. All commitments are marked to market at the applicable translation rates and any unrealized gains or losses are recorded in the Fund's financial statements. The aggregate principal amounts of the contracts are not recorded in the financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     At December 31, 1997 the Fund had outstanding a forward foreign currency contract as follows:


       Foreign
       Currency              Value on         Current      Unrealized
    Sale Contract        Settlement Date       Value          Gain
---------------------   -----------------   -----------   -----------
Canadian Dollar
  Expiring 10/16/98     $1,033,131          $983,576      $49,555

(5) Auction Term Preferred Stock (ATP)

     On January 4, 1994, the Fund issued 1,200 shares of Series A ATP and 800 shares of Series B ATP. The underwriting discount of $1,500,000 and offering expenses of $336,000 associated with the ATP offering were recorded as a reduction of the capital in excess of par value on common stock. On May 6, 1997, the Fund issued 2,000 shares of Series C ATP. The underwriting discount of $437,500 and offering expenses of $297,000 were recorded as a reduction of the capital in excess of par value on common stock. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 5.39% to 6.14% for the year ended December 31, 1997.

     At the May 29, 1997 Annual Meeting, the shareholders of the Fund's common and preferred stock voted to split the Fund's ATP Series A and Series B 2:1. Effective June 3, 1997, the liquidation preference of the Fund's Series B ATP was reduced from $50,000 per share to $25,000 per share and the number of shares outstanding doubled from 800 to 1,600 shares. Effective June 17, 1997, the liquidation preference of the Fund's Series A ATP was reduced from $50,000 to $25,000 per share and the number of shares outstanding doubled from 1,200 to 2,400 shares.

     The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act.


(6) ATP Auction-Related Matters
     Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

     After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of
 .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $270,000 for service charges earned by Bear Stearns and Lehman Brothers through December 31, 1997. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.


(7) Interest Rate Swaps
     On February 3, 1994, the Fund entered into an interest rate swap transaction with BankBoston, N.A. (BBNA) for the purpose of partially hedging its dividend payment obligations with respect to the ATP through February 7, 1999. Under the terms of the interest rate swap agreement, the Fund makes fixed payments to BBNA at the rate of 5.25% per annum on the notional amount of the interest rate swap ($65 million) and

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

receives a variable payment from BBNA equivalent to the 30-day, AA rated commercial paper rate in respect of such notional amounts. Interest rates on the 30-day AA rated commercial paper ranged from 5.41% to 5.73% for the year ended December 31, 1997. The interest rate swap agreement was effective on February 7, 1994 and terminates on February 7, 1999.


     The Fund entered into two additional interest rate swap transactions with BBNA for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Under the terms of these interest rate swap agreements, the Fund makes fixed payments to BBNA and receives a variable payment from BBNA equivalent to one month LIBOR. The first interest rate swap agreement was effective on October 2, 1997 and terminates on October 2, 2002. The fixed payment rate is 6.225% per annum on the notional amount ($10 million). The variable payment from BBNA ranged from 5.64% to 5.97% for the year ended December 31, 1997. The second interest rate swap agreement was effective on October 7, 1997 and terminates on October 7, 2002. The fixed payment rate is 6.07% per annum on the notional amount ($20 million). The variable payment from BBNA ranged from 5.63% to 6.00% for the year ended December 31, 1997.


     The Fund follows hedge accounting (off-balance-sheet) with respect to the swap agreements and settles the net amount receivable or payable from each party every 30 days. For the year ended December 31, 1997, the Fund's obligations under the swap agreements were less than the amount receivable from BBNA by approximately $174,000 and is included in the accompanying statement of operations.


     The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller. The estimated fair value of the interest rate swap agreements at December 31,1997 amounted to approximately $38,000 unrealized gain. This value is not included in total net assets.

(8) Repurchase Agreements
     At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

     The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(9) Purchase and Sales of Securities
     Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 1997 were as follows:

Purchases of securities                                $465,029,000
Sales of securities                                    $365,069,000

(10) Certain Transactions
     A partner of Goodwin, Procter & Hoar, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately $311,000 for the year ended December 31, 1997. The Fund paid approximately $161,000 during the year ended December 31, 1997 to two officers of the Fund for the provision of certain administrative services.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(11) Rights Offering


     The Fund issued to stockholders of record as of the close of business on February 11, 1997, rights to subscribe for an aggregate of 11,982,048 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $4.51 per share one share for each right held. The subscription price was 90% of the net asset value per share as of the close of business on March 18, 1997, the expiration date. On March 26, 1997, the Fund completed its rights offering. Proceeds of approximately $54,039,000 and shares of 11,982,048 were recorded. In addition, the deferred offering expense balance of $400,000 was netted against the rights offering proceeds.


     On December 24, 1997, the Fund filed a Registration Statement with the Securities and Exchange Commission regarding a transferable rights offering to the holders of the Fund's common stock. Under the expected terms of the offering, as described in the Registration Statement, the Fund will issue to its common stockholders rights to subscribe for an aggregate of approximately 16,242,000 shares of the Fund's common stock. Each stockholder will be issued one right for each three full shares of common stock owned on the record date.

     The method of pricing and the record date will be determined and announced shortly before the commencement of the offering, which the Fund presently anticipates will occur in February 1998. Total expenses of approximately $410,000 are expected to be incurred in connection with the rights offering. As an accommodation to the Fund and based on the Board's determination that the offer is in the best interest of the stockholders, Wellington Management has agreed to voluntarily waive $100,000 of its fees. Net deferred offering expenses of approximately $310,000 will be netted against the rights offering proceeds. At December 31, 1997, the Fund had approximately $268,000 in net outstanding liabilities associated with the offering.

     The rights offering will entitle shareholders, and other rightholders purchasing rights in the market, to acquire one new share of stock for each right held. In addition, holders of rights who subscribe for the maximum number of shares to which they are entitled will be permitted to subscribe for additional shares. The Fund intends to apply to list the rights for trading on the New York Stock Exchange.
--------------------------------------------------------------------------------
From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------


Report of Independent Public Accountants
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The New America High Income Fund,
 Inc.:


     We have audited the accompanying balance sheet of The New America High Income Fund, Inc. (the Fund) (a Maryland Corporation), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts            ARTHUR ANDERSEN LLP
January 23, 1998

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Directors
Robert F. Birch

Joseph L. Bower

Richard E. Floor

Bernard J. Korman

Franco Modigliani

Ernest E. Monrad


Officers
Robert F. Birch - President

Ellen E. Terry - Vice President, Treasurer

Richard E. Floor - Secretary


Investment Advisor
Wellington Management Company, LLP
75 State Street
Boston, MA 02109


Administrator
The New America High Income Fund, Inc.
Ten Winthrop Square
Boston, MA 02110
(617) 350-8610


Custodian and Transfer Agent
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

Listed: NYSE
Symbol: HYB


Independent Public Accountants
Arthur Andersen LLP
Boston, MA

                                   APPENDIX A


                        RATINGS OF CORPORATE OBLIGATIONS

                            MOODY'S INVESTORS SERVICE


Long-Term Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are Baa rated are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note Moody's applies numerical modifiers 1, 2 and 3 in each generic range classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in

                                      B-A-1
         the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

      Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --   Leading market positions in well-established industries.

       --   High rates of return on funds employed.

       -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Stock Ratings

      Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.


                                      B-A-2
a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                      B-A-3

                                   FITCH IBCA


Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present but a limited margin of safety remains. Financial commitments are currently being met; however, capital for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,
CC and C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD,
and D      Default.   Securities are not meeting current obligations and are
           extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - of such outstandings , and 'D' the lowest recovery potential.

Short-Term Credit Ratings

      A short-term credit rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote an exceptionally strong credit feature.


                                      B-A-4

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risks. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.


Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically dissolved over a relatively short period.

Claims-Paying Ability Ratings

      Fitch IBCA claims-paying ability ratings provide an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. The rating is stated using the same rating scale as international long-term credit ratings, although the claims-paying rating does not apply to non-policy obligations of the insurer, such as debt, nor does it address the suitability or terms of any individual policy or contract.

AAA Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

AA Very strong claims-paying ability. Insurers rated 'AA' have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A Strong claims-paying ability. Insurers rated 'A' have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.


                                      B-A-5

BBB Good claims-paying ability. Insurers rated 'BBB' have a god capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB Speculative claims-paying ability. Insurers rated 'BB' have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

B Vulnerable claims-paying ability. Insurers rated 'B' have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claim-paying ability is considered likely to be significant.

CCC, CC,
and C
      Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed or reduced.

Notes:
      "+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the 'AAA' and 'D' categories.

Servicer Ratings

      Master servicers service performing multifamily and commercial mortgage loans. The servicer's responsibilities typically include: collecting monthly principal, interest, and escrow payments from individual mortgagors and, in some instances, subservicers; remitting funds to the trustees; investor reporting; performing property inspections; gathering and reviewing property financial statements; and monitoring and managing delinquencies and problem loan resolutions. If the transaction requires a special servicer, the master servicer must interact with it to facilitate the transfer and ultimate disposition of problem loans. Master servicers also are responsible for providing liquidity to a transaction by advancing principal and interest, as well as certain property protection expenses, on delinquent loans.

Acceptable. Servicer possesses a solid management team, proven experience servicing multifamily and commercial mortgage loans, effective in-place policies, procedures and controls, and thorough systems and reporting capabilities.

Unacceptable. Servicer seriously deficient in any of the aforementioned categories and unacceptable to FITCH IBCA. Use of such a servicer most likely would preclude FITCH IBCA rating the transaction's debt securities at 'BBB' or higher levels.

Special servicers are key to maintaining the credit quality of a pool containing nonperforming multifamily and commercial mortgages and real estate owned assets. In assessing and analyzing a special servicer's capabilities, FITCH IBCA reviews several key factors, including its management team, organizational structure, track record, and workout and asset disposition experience and strategies.

Superior. A special servicer in this category possesses a strong, seasoned management team, extensive workout and disposition experience with a variety of asset types, and significant financial resources.

                                      B-A-6

Above Average. A special servicer in this category possesses a strong management team, with good workout and disposition experience, and may have significant financial resources.

Average. A special servicer in this category possesses adequate workout and disposition experience but may lack significant financial resources.

Below Average. A special servicer in this category is acceptable but of subpar quality. Senior management is relatively unseasoned, workout experience is minimal, and the servicer typically lacks significant financial resources.

Unacceptable. A special servicer in this category is unacceptable to FITCH IBCA. Use of such a servicer would probably preclude FITCH IBCA rating the transaction's debt securities at 'BBB' or higher levels.


                                      B-A-7

                                STANDARD & POOR'S

Long-Term Issue Credit Ratings

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories. However, the obligor's capacity to meet its financial commitment is still STRONG.

BBB An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

      Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment.

CC     An obligation rated 'CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized

Plus (+) or
Minus (--) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                                      B-A-8

NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Rating Definitions

      Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addressed only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

Municipal Notes

      A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


                                      B-A-9

      -- Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

      -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

Preferred Stock

      A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

      The preferred stock ratings are based on the following considerations:

      1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

      2. Nature of, and provisions of, the issue;

      3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

A An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the 'A' category.

BB, B

                                     B-A-10

CCC Preferred stock rated 'BB', 'B', or 'CCC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C      A preferred stock rated 'C' is a non-paying issue.

D A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or
Minus (--) To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                                     B-A-11